UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage International Fund

BlackRock Advantage Large Cap Growth Fund

BlackRock Advantage Small Cap Growth Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Emerging Markets Dividend Fund

BlackRock Energy & Resources Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock High Equity Income Fund

BlackRock International Dividend Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Technology Opportunities Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock All-Cap Energy & Resources Portfolio

▶	BlackRock Emerging Markets Dividend Fund

▶	BlackRock Energy & Resources Portfolio

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of March 31, 2018	BlackRock All-Cap Energy & Resources Portfolio

Investment Objective

BlackRock All-Cap Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed its benchmark, the MSCI World Energy Index.

What factors influenced performance?

Oil prices moved higher behind a continued improvement in the supply-and-demand picture, but energy stocks posted a flat return and trailed the broader world equity markets. After trading sideways through the autumn months, energy stocks rallied strongly during December and most of January. However, the sector subsequently gave back all of its earlier gains when the stock market slumped in February.

At a time in which refiners outperformed the broader energy sector, an underweight position in Marathon Petroleum Corp. detracted from relative performance. The Fund’s overweight position in EQT Corp., a U.S.-focused exploration and production (“E&P”) stock, was also among the Fund’s largest detractors. EQT’s chief executive officer resigned due to a disagreement about compensation, a development that was taken negatively by the market given that the company is in the midst of a restructuring. Cimarex Energy Co. and Baker Hughes Inc., a General Electric Co., were further detractors of note.

The Fund’s underweight position in the major integrated energy company Exxon Corp. was the leading contributor to relative performance. Exxon released fourth-quarter earnings that came in below the consensus, triggering a sell-off. In addition, the stock appeared to be penalized for the lack of capital discipline displayed by its ambitious production goals.

The Fund’s overweight position in the U.S. E&P company ConocoPhillips was also among the top contributors to relative performance. The company recently reported a large increase in both its dividend and its share-buyback program. Taking this as a sign that ConocoPhillips is maintaining capital discipline and prioritizing shareholder returns over growth, investors bid up the stock.

Describe recent portfolio activity.

The investment adviser believes the financial returns for oil and gas companies are moving back toward the long-run average, a trend that has usually underpinned healthy market performance for energy stocks. There have also been early signs of a shift in corporations’ focus from pursuing growth to enhancing shareholder returns. The investment adviser sees this development as being supportive for energy prices (since it indicates lower production) as well as valuations in the energy sector.

With this view in mind, the investment adviser reduced the Fund’s allocation to E&P stocks. However, the Fund remained overweight in the category relative to the benchmark. The investment adviser rotated the proceeds into the integrated energy sub-sector. While the Fund remained underweight in this category versus the benchmark, integrated energy was the largest absolute allocation in the portfolio at the end of March.

Describe portfolio positioning at period end.

The investment adviser has positioned the Fund for energy stocks to play “catch up” with oil prices over the remainder of the year. In line with this view, the Fund was overweight in the E&P and the oil services sub-sectors, and it was underweight in the refining & marketing, distribution and integrated sub-sectors. Within the overweight to E&Ps, the investment adviser maintained a focus on companies with below-average costs and stronger-than-average balance sheets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Royal Dutch Shell PLC, Class A	13%
Chevron Corp.	10
BP PLC	7
Exxon Mobil Corp.	6
ConocoPhillips	5
EOG Resources, Inc.	4
Suncor Energy, Inc.	4
Halliburton Co.	4
Pioneer Natural Resources Co.	3
Valero Energy Corp.	3

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Oil, Gas & Consumable Fuels	91%
Energy Equipment & Services	8
Short-Term Securities	2
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock All-Cap Energy & Resources Portfolio

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.49%	2.14%	N/A	(2.88)%	N/A	(3.41)%	N/A
Service	0.24	1.64	N/A	(3.28)	N/A	(3.79)	N/A
Investor A	0.23	1.64	(3.70)%	(3.29)	(4.33)%	(3.81)	(4.32)%
Investor C	(0.09)	0.89	(0.10)	(3.98)	(3.98)	(4.50)	(4.50)
MSCI World Energy Index(c)	0.89	4.47	N/A	(0.78)	N/A	(0.20)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)	A free float-adjusted market capitalization index that represents the energy segment in global developed market equity performance.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,004.90	$ 4.50	$1,000.00	$1,020.17	$ 4.54	0.91%
Service	$1,000.00	$1,002.40	$ 6.57	$1,000.00	$1,018.10	$ 6.62	1.33%
Investor A	$1,000.00	$1,002.30	$ 6.57	$1,000.00	$1,018.09	$ 6.62	1.33%
Investor C	$1,000.00	$ 999.10	$10.12	$1,000.00	$1,014.54	$10.19	2.05%

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2018	BlackRock Emerging Markets Dividend Fund

Investment Objective

BlackRock Emerging Markets Dividend Fund’s (the “Fund”) investment objective is primarily to seek investment income; and, as a secondary objective, to seek capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its benchmark, the MSCI Emerging Markets Index, with the exception of its Investor C Shares, which underperformed the benchmark.

What factors influenced performance?

Emerging market stocks performed well in the semi-annual period, reflecting the environment of improving global growth, strong investor risk appetites and a favorable earnings outlook. All of the gains occurred in the first four months of the period, as market conditions became much more volatile in February and March.

Stock selection in South Africa was the main source of outperformance. The country’s stock market benefited from renewed interest after a change in political leadership opened the way to potential economic reform. The insurer Sanlam Ltd., which executed well in its core business, was a top contributor. Similarly, the retailer Mr. Price Group Ltd. outperformed on the strength of its positive earnings results. Outside of South Africa, the Thai oil and gas company PTT PLC performed well as a result of the rally in oil prices and pick-up in gas volume growth in the second half of the period.

Stock selection in Brazil and Hungary detracted from relative Fund performance. The Brazilian toll operator EcoRodovias Infraestrutura e Logistica SA was the primary detractor, as the company missed earnings expectations due to profit margins that came under pressure from higher costs. Richter Gedeon Nyrt, a Hungarian pharmaceutical producer, also detracted after the European Medicines Agency expressed concerns about one of the company’s key drugs. The lack of a position in the Chinese internet stock Tencent Ltd. — which the investment adviser continues to avoid based on the company’s dividend policy — was an additional detractor.

Describe recent portfolio activity.

The Fund notably increased its weighting in South Africa on the belief that the country’s new political environment could lead to faster growth. The Fund initiated positions in the retailer Shoprite Holdings Ltd. and the insurance company Old Mutual PLC. Old Mutual replaced the position in Sanlam, as the investment adviser believed there is more relative upside due to the company’s efforts to unlock value through restructuring. The Fund also added to its position in Bank Mandiri (Persero) Tbk PT due to the investment adviser’s optimism regarding Indonesia’s banking sector.

The Fund reduced its allocation to China by exiting positions in Wynn Macau Ltd. and the sportswear manufacturer ANTA Sports Products Ltd. following the strong performance of both stocks. The Fund also reduced its weighting in the Egyptian gold mining stock Centamin PLC on the belief that the stock is fairly valued. In addition, the lack of positive news from one of the company’s key mines may limit the likelihood of further growth.

Describe portfolio positioning at period end.

The Fund remained overweight position in Mexico and India, while holding underweight positions in China and South Korea. The Fund also maintained an underweight position in technology and an overweight in financials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Samsung Electronics Co. Ltd., Preference Shares	5%
Industrial & Commercial Bank of China Ltd., H Shares	3
MediaTek, Inc.	3
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	3
Shinhan Financial Group Co. Ltd.	3
Powszechny Zaklad Ubezpieczen SA	3
CNOOC Ltd.	2
POSCO	2
Mobile TeleSystems PJSC — ADR	2
Erste Group Bank AG	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
China	18%
India	11
South Korea	11
Taiwan	11
Brazil	7
Mexico	7
Russia	7
Thailand	5
Indonesia	4
United States	4
South Africa	3
Poland	2
Austria	2
Hungary	2
United Kingdom	2
Qatar	2
United Arab Emirates	1
Ukraine	1

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Emerging Markets Dividend Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		Since Inception(c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.34%	23.82%	N/A	6.02%	N/A	2.50%	N/A
Investor A	9.26	23.51	17.03%	5.79	4.65%	2.27	1.48%
Investor C	8.79	22.61	21.61	5.00	5.00	1.53	1.53
Class K	9.34	23.82	N/A	6.02	N/A	2.50	N/A
MSCI Emerging Markets Index(d)	8.96	24.93	N/A	4.99	N/A	2.04	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying equity securities of, or derivatives having economic characteristics similar to the dividend-paying equity securities of, companies domiciled in, or tied economically to, emerging market countries. The Fund’s total returns prior to August 16, 2013, are the returns of the Fund when it followed different investment strategies under the name BlackRock China Fund.

(c)	The Fund commenced operations on April 29, 2011.
(d)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,093.40	$7.74	$1,000.00	$1,017.26	$7.46	1.50%
Investor A	1,000.00	1,092.60	9.02	1,000.00	1,016.03	8.69	1.75
Investor C	1,000.00	1,087.90	12.86	1,000.00	1,012.34	12.40	2.50
Class K	1,000.00	950.00	2.44	1,000.00	1,006.13	2.51	1.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown) except for Class K Shares which is multiplied by 65/365 (to reflect the period since inception date of January 25, 2018).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See	“Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2018	BlackRock Energy & Resources Portfolio

Investment Objective

BlackRock Energy & Resources Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed it’s benchmark the MSCI World Small and Mid-Cap Energy Index.

What factors influenced performance?

Oil prices moved higher behind a continued improvement in the supply-and-demand picture, but energy stocks posted a flat return and trailed the broader world equity markets. After trading sideways through the autumn months, energy stocks rallied strongly during December and most of January. However, the sector subsequently gave back all of its earlier gains when the stock market slumped in February.

U.S. refiners outperformed the broader energy sector in the period. As a result, the fund’s underweight position in Neste Oyj and PBF Energy, Inc. detracted from relative performance. The Fund’s overweight position in EQT Corp., a U.S.-focused exploration and production (“E&P”) stock, was also among the Fund’s largest detractors. EQT’s chief executive officer resigned due to a disagreement about compensation, a development that was taken negatively by the market given that the company is in the midst of a restructuring. Cimarex Energy Co. and Enbridge, Inc. were further detractors of note.

RSP Permian, Inc., which was bid for by the U.S.-focused E&P Concho Resources, Inc., was the largest contributor to relative performance. Out-of-benchmark positions in the E&P companies Pioneer Natural Resources Co. and Anadarko Petroleum Corp. also made meaningful contributions.

Describe recent portfolio activity.

The investment adviser believes the financial returns for oil and gas companies are moving back toward the long-run average, a trend that has usually underpinned healthy market performance for energy stocks. There have also been early signs of a shift in corporations’ focus from pursuing growth to enhancing shareholder returns. The investment adviser sees this development as being supportive for energy prices (since it indicates lower production) as well as valuations in the energy sector.

With this view in mind, the investment adviser reduced the Fund’s allocation to E&P stocks. However, the Fund remained overweight in the category relative to the benchmark. The investment adviser rotated the proceeds into favored holdings in the oil services and refining & marketing subsectors. The Fund also rotated its positioning in the distribution industry by initiating a position in Williams Cos.

Describe portfolio positioning at period end.

The investment adviser has positioned the Fund for energy stocks to play “catch up” with oil prices over the remainder of the year. In line with this view, the Fund was overweight in the E&P sub-sector, and it was underweight in the oil services, refining & marketing, distribution and integrated sub-sectors. Within the E&P overweight position, the investment adviser maintained a focus on companies with below-average costs and stronger-than-average balance sheets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Andeavor	6%
Encana Corp.	6
Marathon Oil Corp.	6
EQT Corp.	5
Cabot Oil & Gas Corp.	5
Cimarex Energy Co.	5
RSP Permian, Inc.	5
Pioneer Natural Resources Co.	4
Devon Energy Corp.	4
TransCanada Corp.	4

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Oil, Gas & Consumable Fuels	87%
Energy Equipment & Services	13
Short-Term Securities	3
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Energy & Resources Portfolio

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.75)%	(7.47)%	N/A	(10.43)%	N/A	(7.12)%	N/A
Investor A	(2.88)	(7.73)	(12.57)%	(10.70)	(11.66)%	(7.42)	(7.92)%
Investor C	(3.18)	(8.32)	(9.23)	(11.34)	(11.34)	(8.09)	(8.09)
MSCI World Small and Mid-Cap Energy Index(c)	(2.16)	(6.00)	N/A	(9.96)	N/A	(4.93)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

(c)

An index comprised of the energy sector constituents of the MSCI World SMID Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the mid and small cap developed market.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance	is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$972.50	$4.98	$1,000.00	$1,019.61	$5.09	1.02%
Investor A	1,000.00	971.20	6.47	1,000.00	1,018.09	6.63	1.33
Investor C	1,000.00	968.20	9.96	1,000.00	1,014.53	10.20	2.05

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See	“Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to the Fund’s Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in All-Cap Energy & Resources Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares of All-Cap Energy & Resources Portfolio and Energy & Resources Portfolio converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018), except with respect to BlackRock Emerging Market Dividend Fund’s Class K Shares, which are based on a hypothetical investment of $1,000 on January 25, 2018 (commencement of operations) and held through March 31, 2018, are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES	11

Schedule of Investments March 31, 2018 (unaudited)	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.5%

Energy Equipment & Services — 8.7%
Baker Hughes a GE Co.	47,134	$1,308,911
Halliburton Co.	64,611	3,032,840
Patterson-UTI Energy, Inc.	46,276	810,293
Schlumberger Ltd.	28,097	1,820,124

		6,972,168
Oil, Gas & Consumable Fuels — 90.8%
Anadarko Petroleum Corp.	35,828	2,164,369
Andeavor	15,867	1,595,585
BP PLC	849,610	5,730,694
Cabot Oil & Gas Corp.	52,368	1,255,785
Cairn Energy PLC (a)	313,656	909,184
Canadian Natural Resources Ltd.	75,723	2,380,395
Chevron Corp.	69,179	7,889,173
Cimarex Energy Co.	18,151	1,697,118
Concho Resources, Inc. (a)	5,005	752,402
ConocoPhillips	68,615	4,068,183
Devon Energy Corp.	71,445	2,271,236
Encana Corp.	202,641	2,228,760
Eni SpA	34,835	613,628
EOG Resources, Inc.	32,152	3,384,641
EQT Corp.	30,865	1,466,396
Exxon Mobil Corp.	68,242	5,091,536
Kosmos Energy, Ltd.(a)(b)	168,288	1,060,214
Marathon Oil Corp.	92,020	1,484,283
Noble Energy, Inc.	65,839	1,994,922

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Oil Search Ltd.	185,401	$1,029,849
Pioneer Natural Resources Co.	15,315	2,630,811
Royal Dutch Shell PLC, Class A	320,269	10,132,815
Suncor Energy, Inc.	88,500	3,056,130
TOTAL SA	38,184	2,188,697
TransCanada Corp.	56,580	2,339,878
Valero Energy Corp.	25,750	2,388,828
Williams Cos., Inc.	50,100	1,245,486

		73,050,998

Total Common Stocks — 99.5% (Cost: $67,711,526)		80,023,166

Total Long-Term Investments — 99.5% (Cost: $67,711,526)		80,023,166

Short-Term Securities — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53% (c)(e)	591,501	591,501
SL Liquidity Series, LLC, Money Market Series, 1.85% (c)(d)(e)	870,749	870,663

Total Short-Term Investments — 1.8% (Cost: $1,462,170)		1,462,164

Total Investments — 101.3% (Cost: $69,173,696)		81,485,330
Liabilities in Excess of Other Assets — (1.3)%		(1,022,066)

Net Assets — 100.0%		$80,463,264

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Annualized 7-day yield as of period end.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)

During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	478,745	112,756	591,501	$591,501	$3,787		$1	$—
SL Liquidity Series, LLC, Money Market Series	—	870,750	870,750	870,663	544	(b)	175	(6)

				$1,462,164	$4,331		$176	$(6)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (unaudited)	BlackRock All-Cap Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$6,972,168	$—	$—	$6,972,168
Oil, Gas & Consumable Fuels	52,446,131	20,604,867	—	73,050,998
Short-Term Securities	591,501	—	—	591,501
Subtotal	$60,009,800	$20,604,867	$—	$80,614,667

Investments Valued at NAV(a)				870,663

Total Investments				$81,485,330

(a)	As of March 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments March 31, 2018 (unaudited)	BlackRock Emerging Markets Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 91.6%

Austria — 2.1%
Erste Group Bank AG	7,320	$368,001

Brazil — 7.3%
BB Seguridade Participacoes SA	24,666	218,908
EcoRodovias Infraestrutura e Logistica SA	23,414	62,268
Hypera SA	31,125	339,868
Itau Unibanco Holding SA — ADR	22,557	351,889
MRV Engenharia e Participacoes SA	68,316	337,084

		1,310,017

China — 15.9%
Anhui Conch Cement Co. Ltd., H Shares	58,500	321,923
ANTA Sports Products Ltd.	38,000	193,983
Bank of China Ltd., H Shares	606,000	331,033
China Construction Bank Corp., H Shares	189,000	197,411
China Mobile Ltd.	21,000	192,473
CNOOC Ltd.	280,000	414,593
Industrial & Commercial Bank of China Ltd., H Shares	588,000	512,434
Jiangsu Expressway Co. Ltd., H Shares	144,000	204,447
NetEase, Inc. — ADR	1,067	299,176
Silergy Corp.	8,000	181,650

		2,849,123

Egypt — 0.1%
Centamin PLC	7,647	16,580

Hungary — 1.7%
Richter Gedeon Nyrt	14,283	298,480

India — 11.4%
Bharat Petroleum Corp. Ltd.	41,720	275,408
HDFC Bank Ltd. (a)	9,029	268,049
Indiabulls Housing Finance Ltd.	17,665	338,163
IndusInd Bank Ltd.	11,882	329,626
InterGlobe Aviation Ltd. (b)	9,653	191,926
Larsen & Toubro Ltd.	16,620	336,108
NTPC Ltd.	116,977	305,835

		2,045,115

Indonesia — 3.9%
Bank Mandiri Perseo Tbk PT	498,900	279,759
Jardine Cycle & Carriage Ltd.	9,200	243,031
Media Nusantara Citra Tbk PT	1,640,424	169,594

		692,384

Mexico — 6.8%
America Movil SAB de CV, Class L — ADR	15,038	287,075
Grupo Aeroportuario del Pacifico SAB de CV, Class B	17,580	173,702
Grupo Aeroportuario del Sureste SAB de CV — ADR	1,363	232,487
Grupo Financiero Banorte Sab de CV	49,863	304,801
PLA Administradora Industrial S de RL de CV	134,851	224,307

		1,222,372

Poland — 2.3%
Powszechny Zaklad Ubezpieczen SA	33,999	415,767

Qatar — 1.6%
Industries Qatar QSC	2,183	63,152
Qatar Gas Transport Co., Ltd.	52,469	220,194

		283,346

Russia — 6.0%
Inter RAO UES PJSC	3,278,425	219,360
LUKOIL PJSC — ADR	3,996	275,898
Mobile TeleSystems PJSC — ADR	32,368	368,672
NovaTek PJSC — GDR	1,536	210,721

		1,074,651

Security	Shares	Value
South Africa — 3.3%
Mr Price Group Ltd.	10,130	$243,605
Shoprite Holdings, Ltd.	16,513	352,534

		596,139

South Korea — 10.7%
ING Life Insurance Korea, Ltd. (b)	5,011	211,668
POSCO	1,218	388,787
Samsung Electronics Co. Ltd., Preference Shares	459	882,626
Shinhan Financial Group Co. Ltd.	10,086	430,261

		1,913,342

Taiwan — 9.2%
Far EasTone Telecommunications Co. Ltd.	32,000	84,721
MediaTek, Inc.	43,000	494,768
Merry Electronics Co. Ltd.	5,000	29,198
Nanya Technology Corp.	114,000	365,267
Taiwan Semiconductor Manufacturing Co. Ltd.	26,000	220,225
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	10,092	441,626

		1,635,805

Thailand — 5.1%
Land & Houses PCL — NVDR	704,500	238,951
Land and Houses Public Co. Ltd. (Foreign Shares)	98,400	33,225
PTT PCL — NVDR	20,300	357,525
Siam Commercial Bank PCL — NVDR	62,000	285,054

		914,755

Ukraine — 1.3%
Ferrexpo PLC	64,834	222,798

United Arab Emirates — 1.3%
DP World Ltd.	10,475	235,885

United Kingdom — 1.6%
Old Mutual PLC	85,793	288,684

Total Common Stocks — 91.6% (Cost: $14,286,536)		16,383,244

Participation Notes — 4.3%

China — 2.3%
Deutsche Bank AG (Hangzhou Hikvision Digital Technology Co. Ltd., Class A), due 11/15/2024 (c)	35,500	236,357
Deutsche Bank AG (Wuliangye Yibin Co. Ltd., Class A), due 02/22/2027 (c)	16,000	173,318

Russia — 0.5%
Deutsche Bank AG (Inter RAO UES PJSC), due 01/13/2027 (c)	1,231,339	82,389

Taiwan — 1.5%
Deutsche Bank AG (Merry Electronics Co.), due 01/10/2028 (c)	47,000	274,461

Total Participation Notes — 4.3% (Cost: $778,695)		766,525

Total Long-Term Investments — 95.9% (Cost: $15,065,231)		17,149,769

Short-Term Securities — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53% (d)(e)	724,281	724,281

Total Short-Term Investments — 4.1% (Cost: $724,281)		724,281

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (unaudited)	BlackRock Emerging Markets Dividend Fund (Percentages shown are based on Net Assets)

Value

Total Investments — 100.0% (Cost: $15,789,512)	$17,874,050

Other Assets Less Liabilities — 0.0%.	1,956

Net Assets — 100.0%	$17,876,006

Notes to Schedule of Investments

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Annualized 7-day yield as of period end.
(e)

During the six months ended March 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	385,937	338,344	724,281	$724,281	$4,117	$4	$—

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Mini Index	9	June 2018	$535	$11,070

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	$—	$—	$11,070	$—	$—	$—	$11,070

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$(8,718)	$—	$—	$—	$(8,718)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(7,606)	$—	$—	$—	$(7,606)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$249,998
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$118,937(a)
Average amounts sold — in USD	$161,079(a)
(a) Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (continued) March 31, 2018 (unaudited)	BlackRock Emerging Markets Dividend Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Austria	$—	$368,001	$—	$368,001
Brazil	1,310,017	—	—	1,310,017
China	299,176	2,549,947	—	2,849,123
Egypt	—	16,580	—	16,580
Hungary	—	298,480	—	298,480
India	—	1,777,066	268,049	2,045,115
Indonesia	—	692,384	—	692,384
Mexico	1,222,372	—	—	1,222,372
Poland	—	415,767	—	415,767
Qatar	220,194	63,152	—	283,346
Russia	368,672	705,979	—	1,074,651
South Africa	—	596,139	—	596,139
South Korea	882,626	1,030,716	—	1,913,342
Taiwan	441,626	1,194,179	—	1,635,805
Thailand	—	914,755	—	914,755
Ukraine	—	222,798	—	222,798
United Arab Emirates	—	235,885	—	235,885
United Kingdom	—	288,684	—	288,684
Participation Notes:
China	—	409,675	—	409,675
Russia	—	82,389	—	82,389
Taiwan	—	274,461	—	274,461
Short-Term Securities	724,281	—	—	724,281

	$5,468,964	$12,137,037	$268,049	$17,874,050

Derivative Financial Instruments(a)
Assets:
Equity contracts	$11,070	$—	$—	$11,070

(a)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2018 (unaudited)	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.4%

Energy Equipment & Services — 12.3%
Baker Hughes a GE Co.	95,018	$2,638,650
Helmerich & Payne, Inc.	31,396	2,089,718
Patterson-UTI Energy, Inc.	268,930	4,708,964
Poseidon Concepts Corp. (a)	35,081	46
Precision Drilling Corp. (a)	638,317	1,773,722
Superior Energy Services, Inc. (a)(b)	263,028	2,217,326
Tenaris SA	270,143	4,669,718

		18,098,144
Oil, Gas & Consumable Fuels — 87.1%
Anadarko Petroleum Corp.	80,950	4,890,190
Andeavor	90,844	9,135,273
Cabot Oil & Gas Corp.	322,753	7,739,617
Cairn Energy PLC (a)	1,903,114	5,516,491
Cimarex Energy Co.	78,937	7,380,609
Concho Resources, Inc. (a)	33,778	5,077,847
Devon Energy Corp.	178,814	5,684,497
Enbridge, Inc.	69,678	2,191,448
Encana Corp.	824,832	9,071,968
Energen Corp. (a)	54,049	3,397,520
EQT Corp.	163,712	7,777,957
Gulfport Energy Corp. (a)(b)	193,405	1,866,358
Hess Corp.	83,354	4,219,379
HollyFrontier Corp.	93,629	4,574,713
Kosmos Energy, Ltd. (a)(b)	829,744	5,227,387
Longview Energy Co. (a)(c)	85,400	181,902
Lundin Petroleum AB (a)	107,508	2,715,963
Marathon Oil Corp.	534,904	8,628,002
Newfield Exploration Co. (a)	54,275	1,325,395

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Noble Energy, Inc.	169,457	$5,134,547
Oil Search Ltd.	736,985	4,093,739
Painted Pony Energy Ltd. (a)(b)	402,176	664,909
Pioneer Natural Resources Co.	33,737	5,795,342
RSP Permian, Inc. (a)	146,664	6,875,608
TransCanada Corp.	133,593	5,524,768
Williams Cos., Inc.	160,969	4,001,689

		128,693,118

Total Common Stocks — 99.4% (Cost: $141,961,068)		146,791,262

Total Long-Term Investments — 99.4% (Cost: $141,961,068)		146,791,262

Short-Term Securities — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53% (d)(f)	633,931	633,931
SL Liquidity Series, LLC, Money Market Series, 1.85% (d)(e)(f)	4,350,164	4,349,729

Total Short-Term Investments — 3.4% (Cost: $4,983,807)		4,983,660

Total Investments — 102.8% (Cost: $146,944,875)		151,774,922

Liabilities in Excess of Other Assets — (2.8)%		(4,086,953)

Net Assets — 100.0%		$147,687,969

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)

During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,889,750	(1,255,819)	633,931	$633,931	$6,899		$3	$—
SL Liquidity Series, LLC, Money Market Series	—	4,350,164	4,350,164	4,349,729	8,989	(b)	(134)	(146)

				$4,983,660	$15,888		$(131)	$(146)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (continued) March 31, 2018 (unaudited)	BlackRock Energy & Resources Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements. The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$13,428,380	$4,669,764	$—	$18,098,144
Oil, Gas & Consumable Fuels	116,185,023	12,326,193	181,902	128,693,118
Short-Term Securities	633,931	—	—	633,931
Subtotal	$130,247,334	$16,995,957	$181,902	$147,425,193

Investments Valued at NAV(a)				4,349,729

Total Investments				$151,774,922

(a)	As of March 31, 2018, certain investments of the Fund were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

March 31, 2018

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

ASSETS
Investments at value — unaffiliated(a),(b)	$80,023,166	$17,149,769	$146,791,262
Investments at value — affiliated(c)	1,462,164	724,281	4,983,660
Cash	—	14,671	25
Cash pledged as collateral for futures contracts	—	24,000	—
Foreign currency at value(d)	98,516	9,165	50,969
Receivables:
Investments sold	—	42,116	845,973
Capital shares sold	15,821	7,770	78,851
Dividends — affiliated	679	1,134	1,122
Dividends — unaffiliated	95,331	57,816	66,619
Securities lending income — affiliated	314	—	3,364
From the Manager	21,107	18,007	40,619
Deferred offering costs	—	11,915	—
Prepaid expenses	50,436	36,735	32,837

Total assets	81,767,534	18,097,379	152,895,301

LIABILITIES
Cash collateral on securities loaned at value	870,516	—	4,350,008
Payables:
Investments purchased	—	10,215	—
Capital shares redeemed	170,808	10,205	432,233
Deferred foreign capital gain tax	—	12,309	—
Investment advisory fees	33,049	—	106,831
Trustees’ and Officer’s fees	635	175	1,317
Other accrued expenses	43,397	107,890	59,556
Other affiliates	3,670	—	6,617
Printing fees	24,882	15,371	28,716
Professional fees	52,150	51,176	52,386
Service and distribution fees	26,801	2,424	41,373
Transfer agent fees	78,362	11,608	128,295

Total liabilities	1,304,270	221,373	5,207,332

NET ASSETS	$80,463,264	$17,876,006	$147,687,969

NET ASSETS CONSIST OF
Paid-in capital	$157,846,641	$15,907,893	$390,927,303
Undistributed (accumulated) net investment income (loss)	571,242	38,810	(540,722)
Accumulated net realized loss	(90,267,189)	(135,741)	(247,528,814)
Net unrealized appreciation (depreciation)	12,312,570	2,065,044	4,830,202

NET ASSETS	$80,463,264	$17,876,006	$147,687,969

(a) Investments at cost — unaffiliated	$67,711,526	$15,065,231	$141,961,069
(b) Securities loaned at value	$877,483	—	$4,333,163
(c) Investments at cost — affiliated	$1,462,170	$724,281	$4,983,806
(d) Foreign currency at cost	$98,782	$9,168	$50,850

NET ASSET VALUE
Institutional
Net assets	$18,288,444	$4,668,567	$24,758,747

Shares outstanding(a)	1,683,093	446,135	1,264,246

Net asset value	$10.87	$10.46	$19.58

Service
Net assets	$579,177	—	—

Shares outstanding(a)	54,475	—	—

Net asset value	$10.63	—	—

FINANCIAL STATEMENTS	19

Statements of Assets and Liabilities  (unaudited) (concluded)

March 31, 2018

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio
Investor A
Net assets	$40,648,589	$7,447,812	$102,596,476

Shares outstanding(a)	3,842,167	714,762	6,111,229

Net asset value	$10.58	$10.42	$16.79

Investor C
Net assets	$20,947,054	$1,292,975	$20,332,746

Shares outstanding(a)	2,077,660	125,845	1,723,782

Net asset value	$10.08	$10.27	$11.80

Class K
Net assets	—	$4,466,652	—

Shares outstanding	—	426,981	—

Net asset value	—	$10.46	—

(a)	Unlimited number of shares authorized, $ 0.001 par value.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended March 31, 2018

	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Emerging Markets Dividend Fund	BlackRock Energy & Resources Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$1,285,698	$185,758	$1,047,840
Dividends — affiliated	3,787	4,117	6,899
Securities lending income — affiliated — net	544	—	8,989
Foreign taxes withheld	(80,305)	(16,258)	(54,322)

Total income	1,209,724	173,617	1,009,406

EXPENSES
Investment advisory	318,432	79,564	634,204
Service and distribution — class specific	168,114	13,768	256,222
Transfer agent — class specific	107,183	17,196	202,830
Professional	46,725	50,180	41,006
Registration	35,564	23,146	31,808
Administration	18,044	3,381	35,938
Administration — class specific	8,499	1,588	16,937
Accounting services	15,446	13,514	17,804
Printing	18,516	11,393	18,012
Officer and Trustees	4,697	3,993	5,642
Custodian	9,791	35,165	9,794
Pricing	—	15,418	—
Offering	—	8,985	—
Recoupment of past waived and/or reimbursed fees — class specific	—	—	199
Miscellaneous	11,563	7,018	9,383

Total expenses	762,574	284,309	1,279,779
Less:
Administration fees waived	—	(3,381)	—
Administration fees waived — class specific	(8,494)	(1,588)	(16,842)
Transfer agent fees waived and/or reimbursed — class specific	(54,390)	(15,672)	(104,527)
Fees waived and/or reimbursed by the Manager	(92,298)	(130,482)	(2,367)

Total expenses after fees waived and/or reimbursed	607,392	133,186	1,156,043

Net investment income (loss)	602,332	40,431	(146,637)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,375,684	1,027,343 (a)	(7,234,021)
Investments — affiliated	175	4	(134)
Capital gain distributions received from affiliated investment companies	1	—	3
Futures contracts	—	(8,718)	—
Forward foreign currency exchange contracts	(10,881)	(11,081)	(9,723)
Foreign currency transactions	13,885	8,612	(631)

	1,378,864	1,016,160	(7,244,506)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,850,203)	290,951 (b)	3,109,305
Investments — affiliated	(6)	—	(146)
Futures contracts	—	(7,606)	—
Foreign currency translations	686	5,504	839

	(1,849,523)	288,849	3,109,998

Net realized and unrealized gain (loss)	(470,659)	1,305,009	(4,134,508)

Net Increase (Decrease) in Net Assets Resulting from Operations	$131,673	$1,345,440	$(4,281,145)

(a)	Net of $2,219 realized tax deferral.
(b)	Net of $4,861 foreign capital gain tax.

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Emerging Markets Dividend Fund		BlackRock Energy & Resources Portfolio
	Six Months Ended 03/31/18 (Unaudited)	Year Ended 09/30/17	Six Months Ended 03/31/18 (Unaudited)	Year Ended 09/30/17	Six Months Ended 03/31/18 (Unaudited)	Year Ended 09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$602,332	$2,414,222	$40,431	$166,850	$(146,637)	$1,978,253
Net realized gain (loss)	1,378,864	(1,607,278)	1,016,160	412,322	(7,244,506)	(21,486,317)
Net change in unrealized appreciation (depreciation)	(1,849,523)	417,453	288,849	1,257,761	3,109,998	(4,079,744)

Net increase (decrease) in net assets resulting from operations	131,673	1,224,397	1,345,440	1,836,933	(4,281,145)	(23,587,808)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(495,032)	(617,210)	(50,915)	(46,061)	(576,362)	—
Service	(15,288)	(16,259)	—	—	—	—
Investor A	(1,116,733)	(1,176,238)	(30,531)	(26,936)	(1,490,046)	—
Investor C	(477,395)	(390,299)	(3,288)	(2,969)	(234,733)	—

Decrease in net assets resulting from distributions to shareholders	(2,104,448)	(2,200,006)	(84,734)	(75,966)	(2,301,141)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(4,682,373)	(29,268,241)	2,967,678	7,377,349	(37,090,532)	(63,828,902)

NET ASSETS
Total increase (decrease) in net assets	(6,655,148)	(30,243,850)	4,228,384	9,138,316	(43,672,818)	(87,416,710)
Beginning of period	87,118,412	117,362,262	13,647,622	4,509,306	191,360,787	278,777,497

End of period	$80,463,264	$87,118,412	$17,876,006	$13,647,622	$147,687,969	$191,360,787

Undistributed (accumulated) net investment income (loss), end of period	$571,242	$2,073,358	$38,810	$83,113	$(540,722)	$1,907,056

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio
	Institutional
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$11.13		$11.06	$9.91	$16.26		$15.28		$13.51

Net investment income(a)	0.11		0.31 (b)	0.22	0.23		0.19		0.06
Net realized and unrealized gain (loss)	(0.05)		0.04	1.17	(6.34)		0.90		1.71

Net increase (decrease) from investment operations	0.06		0.35	1.39	(6.11)		1.09		1.77

Distributions(c)
From net investment income	(0.32)		(0.28)	(0.24)	(0.24)		(0.11)		—	(d)
From net realized gain	—		—	—	—		—		—

Total distributions	(0.32)		(0.28)	(0.24)	(0.24)		(0.11)		—

Net asset value, end of period	$10.87		$11.13	$11.06	$9.91		$16.26		$15.28

Total Return(e)
Based on net asset value	0.49	%(f)	2.98%	14.33%	(37.94)%		7.16%		13.13%

Ratios to Average Net Assets
Total expenses	1.34	%(g)	1.25%	1.18%	1.11	%(h)	1.00	%(h)	0.98	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.91	%(g)	0.91%	0.95%	0.96%		0.96%		0.96%

Net investment income	1.93	%(g)	2.89%	2.16%	1.75%		1.15%		0.49%

Supplemental Data
Net assets, end of period (000)	$18,288		$18,703	$25,123	$20,753		$36,865		$35,726

Portfolio turnover rate	19%		14%	66%	51%		71%		28%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)
	Service
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.88		$10.81	$9.65	$15.81	$14.87	$13.20

Net investment income(a)	0.08		0.25 (b)	0.17	0.17	0.12	0.02
Net realized and unrealized gain (loss)	(0.05)		0.04	1.14	(6.16)	0.88	1.65

Net increase (decrease) from investment operations	0.03		0.29	1.31	(5.99)	1.00	1.67

Distributions(c)
From net investment income	(0.28)		(0.22)	(0.15)	(0.17)	(0.06)	—
From net realized gain	—		—	—	—	—	—

Total distributions	(0.28)		(0.22)	(0.15)	(0.17)	(0.06)	—

Net asset value, end of period	$10.63		$10.88	$10.81	$9.65	$15.81	$14.87

Total Return(d)
Based on net asset value	0.24	%(e)	2.58%	13.77%	(38.17)%	6.72%	12.65%

Ratios to Average Net Assets
Total expenses(f)	1.58	%(g)	1.50%	1.51%	1.41%	1.35%	1.34%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33	%(g)	1.33%	1.36%	1.38%	1.34%	1.33%

Net investment income	1.51	%(g)	2.35%	1.67%	1.33%	0.77%	0.17%

Supplemental Data
Net assets, end of period (000)	$579		$628	$787	$1,025	$2,046	$2,298

Portfolio turnover rate	19%		14%	66%	51%	71%	28%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Includes recoupment of past waived and/or reimbursed with no financial impact to the expense ratios for six months ended March 31, 2018 and the years ended September 30, 2017, September 30, 2016, September 30, 2015, September 30, 2014 and September 30, 2013.

(g)	Annualized.

See notes to financial statements.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)
	Investor A
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015		2014		2013
Net asset value, beginning of period	$10.83		$10.76	$9.63	$15.77		$14.85		$13.19

Net investment income(a)	0.08		0.26 (b)	0.17	0.17		0.12		0.02
Net realized and unrealized gain (loss)	(0.05)		0.03	1.14	(6.15)		0.86		1.64

Net increase (decrease) from investment operations	0.03		0.29	1.31	(5.98)		0.98		1.66

Distributions(c)
From net investment income	(0.28)		(0.22)	(0.18)	(0.16)		(0.06)		—
From net realized gain	—		—	—	—		—		—

Total distributions	(0.28)		(0.22)	(0.18)	(0.16)		(0.06)		—

Net asset value, end of period	$10.58		$10.83	$10.76	$9.63		$15.77		$14.85

Total Return(d)
Based on net asset value	0.23	%(e)	2.57%	13.88%	(38.17)%		6.65%		12.59%

Ratios to Average Net Assets
Total expenses	1.68	%(f)	1.60%	1.55%	1.48	%(g)	1.40	%(g)	1.39	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.33	%(f)	1.33%	1.36%	1.38%		1.38%		1.37%

Net investment income	1.51	%(f)	2.42%	1.72%	1.33%		0.73%		0.12%

Supplemental Data
Net assets, end of period (000)	$40,649		$43,765	$59,065	$51,005		$91,625		$103,388

Portfolio turnover rate	19%		14%	66%	51%		71%		28%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock All-Cap Energy & Resources Portfolio (continued)
	Investor C
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.30		$10.23	$9.14	$14.94	$14.10	$12.62

Net investment income (loss)(a)	0.04		0.17 (b)	0.09	0.07	0.00 (c)	(0.07)
Net realized and unrealized gain (loss)	(0.04)		0.03	1.08	(5.82)	0.84	1.55

Net increase (decrease) from investment operations	—		0.20	1.17	(5.75)	0.84	1.48

Distributions(d)
From net investment income	(0.22)		(0.13)	(0.08)	(0.05)	—	—

Total dividends and distributions	(0.22)		(0.13)	(0.08)	(0.05)	—	—

Net asset value, end of period	$10.08		$10.30	$10.23	$9.14	$14.94	$14.10

Total Return(e)
Based on net asset value	(0.09	)%(f)	1.84%	12.91%	(38.60)%	5.96%	11.73%

Ratios to Average Net Assets
Total expenses(g)	2.39	%(h)	2.32%	2.28%	2.18%	2.12%	2.12%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.05	%(h)	2.05%	2.09%	2.10%	2.10%	2.09%

Net investment income (loss)	0.78	%(h)	1.66%	1.00%	0.61%	0.00%	(0.59)%

Supplemental Data
Net assets, end of period (000)	$20,947		$23,996	$31,847	$32,693	$63,133	$70,094

Portfolio turnover rate	19%		14%	66%	51%	71%	28%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 0.92%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2014, the ratio would have been 2.27% and 2.10%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2018 and the years ended September 30, 2015 and September 30, 2013.

(h)	Annualized.

See notes to financial statements.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Dividend Fund
	Institutional
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.63		$7.90	$6.87	$8.75	$8.93	$7.79

Net investment income(a)	0.03		0.21	0.09	0.18	0.22	0.15
Net realized and unrealized gain (loss)	0.87		1.60	1.05	(1.78)	(0.12)	1.11

Net increase (decrease) from investment operations	0.90		1.81	1.14	(1.60)	0.10	1.26

Distributions(b)
From net investment income	(0.07)		(0.08)	(0.11)	(0.28)	(0.28)	(0.12)

Total dividends and distributions	(0.07)		(0.08)	(0.11)	(0.28)	(0.28)	(0.12)

Net asset value, end of period	$10.46		$9.63	$7.90	$6.87	$8.75	$8.93

Total Return(c)
Based on net asset value	9.34	%(d)	23.02%	16.72%	(18.71)%	1.06%	16.15	%(e)

Ratios to Average Net Assets
Total expenses(f)	3.44	%(g)	5.22%	8.02%	6.07%	6.72%	7.54%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	1.50	%(g)	1.51%	1.51%	1.51%	1.51%	1.63%

Net investment income(f)	0.57	%(g)	2.37%	1.25%	2.11%	2.41%	1.71%

Supplemental Data
Net assets, end of period (000)	$4,669		$7,492	$1,586	$763	$2,774	$2,736

Portfolio turnover rate	38%		73%	117%	81%	71%	150%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.76%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	—	—	—	0.01%	—

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Dividend Fund (continued)
	Investor A
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.59		$7.87	$6.84	$8.71	$8.89	$7.77

Net investment income(a)	0.02		0.16	0.11	0.14	0.20	0.21
Net realized and unrealized gain (loss)	0.86		1.62	1.02	(1.75)	(0.13)	1.02

Net increase (decrease) from investment operations	0.88		1.78	1.13	(1.61)	0.07	1.23

Distributions(b)
From net investment income	(0.05)		(0.06)	(0.10)	(0.26)	(0.25)	(0.11)

Total dividends and distributions	(0.05)		(0.06)	(0.10)	(0.26)	(0.25)	(0.11)

Net asset value, end of period	$10.42		$9.59	$7.87	$6.84	$8.71	$8.89

Total Return(c)
Based on net asset value	9.26	%(d)	22.70%	16.57%	(18.89)%	0.77%	15.82	%(e)

Ratios to Average Net Assets
Total expenses(f)	3.52	%(g)	5.16%	8.48%	7.38%	7.17%	8.33%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	1.75	%(g)	1.76%	1.76%	1.75%	1.76%	1.87%

Net investment income(f)	0.45	%(g)	1.82%	1.60%	1.77%	2.30%	2.44%

Supplemental Data
Net assets, end of period (000)	$7,448		$5,153	$2,428	$1,296	$1,887	$1,308

Portfolio turnover rate	38%		73%	117%	81%	71%	150%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 15.43%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	—	—	—	0.01%	—

(g)	Annualized.

See notes to financial statements.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Emerging Markets Dividend Fund (continued)
	Investor C
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.47		$7.80	$6.78	$8.65	$8.84	$7.72

Net investment income (loss)(a)	(0.02)		0.09	0.06	0.08	0.16	0.20
Net realized and unrealized gain (loss)	0.85		1.61	1.01	(1.75)	(0.15)	0.95

Net increase (decrease) from investment operations	0.83		1.70	1.07	(1.67)	0.01	1.15

Distributions(b)
From net investment income	(0.03)		(0.03)	(0.05)	(0.20)	(0.20)	(0.03)

Total dividends and distributions	(0.03)		(0.03)	(0.05)	(0.20)	(0.20)	(0.03)

Net asset value, end of period	$10.27		$9.47	$7.80	$6.78	$8.65	$8.84

Total Return(c)
Based on net asset value	8.79	%(d)	21.80%	15.83%	(19.67)%	0.10%	14.95	%(e)

Ratios to Average Net Assets
Total expenses(f)	4.34	%(g)	5.86%	9.49%	8.13%	8.11%	9.53%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	2.50	%(g)	2.51%	2.51%	2.51%	2.51%	2.61%

Net investment income (loss)(f)	(0.32	)%(g)	1.08%	0.83%	0.93%	1.76%	2.33%

Supplemental Data
Net assets, end of period (000)	$1,293		$1,003	$495	$299	$500	$214

Portfolio turnover rate	38%		73%	117%	81%	71%	150%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes a payment from an affiliate related to securities lending which impacted the Fund’s total return. Not including this payment the Fund’s total return would have been 14.56%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	—	—	—	0.01%	—

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (continued)

(For a share outstanding throughout each period)

BlackRock Emerging Markets Dividend Fund
Class K
Period from 01/25/18(a) to 03/31/18 (unaudited)

Net asset value, beginning of period	$11.01

Net investment income (loss)(b)	0.01
Net realized and unrealized gain (loss)	(0.56)

Net increase (decrease) from investment operations	(0.55)

Net asset value, end of period	$10.46

Total Return(c)
Based on net asset value	(5.00	)%(d)

Ratios to Average Net Assets
Total expenses(e)	2.60	%(f)(g)

Total expenses after fees waived and/or reimbursed(e)	1.45	%(g)

Net investment income (loss)(e)	4.20	%(g)

Supplemental Data
Net assets, end of period (000)	$4,467

Portfolio turnover rate	38	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period from 01/25/18 to 03/31/18 (unaudited)
Investments in underlying funds	0.01%

(f)	Offering expenses were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 2.75%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio
	Institutional
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$20.42		$22.15	$19.44	$37.89	$37.36	$32.87

Net investment income (loss)(a)	0.02		0.23 (b)	0.07	0.03	(0.17)	(0.04)
Net realized and unrealized gain (loss)	(0.57)		(1.96)	2.64	(18.48)	0.70	4.56

Net increase (decrease) from investment operations	(0.55)		(1.73)	2.71	(18.45)	0.53	4.52

Distributions(c)
From net investment income	(0.29)		—	—	—	—	—
From return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.29)		—	—	—	—	(0.03)

Net asset value, end of period	$19.58		$20.42	$22.15	$19.44	$37.89	$37.36

Total Return(d)
Based on net asset value	(2.75	)%(e)	(7.81)%	13.94%	(48.69)%	1.42%	13.78%

Ratios to Average Net Assets
Total expenses(f)(g)	1.07	%(h)	1.04%	1.10%	1.11%	1.03%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	1.02	%(h)	1.02%	1.05%	1.07%	1.02%	1.03%

Net investment income (loss)(f)	0.16	%(h)	1.14%	0.35%	0.12%	(0.43)%	(0.11)%

Supplemental Data
Net assets, end of period (000)	$24,759		$45,734	$74,778	$65,091	$92,994	$105,317

Portfolio turnover rate	8%		12%	44%	55%	56%	33%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	—	0.01%	—

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2017, September 30, 2016, September 30, 2015 and September 30, 2013, the ratio would have been 1.01%, 1.06%, 1.10% and 1.03%, respectively. There was no financial impact to the expense ratios for the six months ended March 31, 2018 and the year ended September 30, 2014.

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)
	Investor A
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$17.51		$19.05	$16.77		$32.79		$32.42		$28.62

Net investment income (loss)(a)	(0.01)		0.15 (b)	0.01		(0.04)		(0.25)		(0.11)
Net realized and unrealized gain (loss)	(0.48)		(1.69)	2.27		(15.98)		0.62		3.94

Net increase (decrease) from investment operations	(0.49)		(1.54)	2.28		(16.02)		0.37		3.83

Distributions(c)
From net investment income	(0.23)		—	—		—		—		—
From return of capital	—		—	—		—		—		(0.03)

Total distributions	(0.23)		—	—		—		—		(0.03)

Net asset value, end of period	$16.79		$17.51	$19.05		$16.77		$32.79		$32.42

Total Return(d)
Based on net asset value	(2.88	)%(e)	(8.09)%	13.60%		(48.86)%		1.14%		13.42%

Ratios to Average Net Assets
Total expenses(f)	1.49	%(g)	1.45%	1.43	%(h)	1.39	%(h)	1.31	%(h)	1.34	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	. 1.33	%(g)	1.33%	1.36%		1.37%		1.31%		1.34%

Net investment income (loss)(f)	(0.13	)%(g)	0.84%	0.04%		(0.16)%		(0.72)%		(0.38)%

Supplemental Data
Net assets, end of period (000)	$102,596		$120,881	$165,504		$150,863		$353,706		$425,568

Portfolio turnover rate	8%		12%	44%		55%		56%		33%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	—	0.01%	—

(g)	Annualized.
(h)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.33%. There was no financial impact to the expense ratios for the years ended September 30, 2016, September 30, 2015 and September 30, 2014.

See notes to financial statements.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Energy & Resources Portfolio (continued)
	Investor C
	Six Months Ended 03/31/18 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.31		$13.49	$11.96	$23.56	$23.47	$20.88

Net investment income (loss)(a)	(0.05)		0.01 (b)	(0.08)	(0.15)	(0.36)	(0.24)
Net realized and unrealized gain (loss)	(0.34)		(1.19)	1.61	(11.45)	0.45	2.86

Net increase (decrease) from investment operations	(0.39)		(1.18)	1.53	(11.60)	0.09	2.62

Distributions(c)
From net investment income	(0.12)		—	—	—	—	—
From return of capital	—		—	—	—	—	(0.03)

Total distributions	(0.12)		—	—	—	—	(0.03)

Net asset value, end of period	$11.80		$12.31	$13.49	$11.96	$23.56	$23.47

Total Return(d)
Based on net asset value	(3.18	)%(e)	(8.75)%	12.79%	(49.24)%	0.38%	12.59%

Ratios to Average Net Assets
Total expenses(f)(g)	2.27	%(h)	2.22%	2.22%	2.13%	2.06%	2.10%

Total expenses after fees waived and/or reimbursed and paid indirectly(f)	. 2.05	%(h)	2.05%	2.08%	2.09%	2.05%	2.09%

Net investment income (loss)(f)	(0.85	)%(h)	0.08%	(0.68)%	(0.88)%	(1.47)%	(1.12)%

Supplemental Data
Net assets, end of period (000)	$20,333		$24,727	$38,086	$37,967	$83,948	$103,407

Portfolio turnover rate	8%		12%	44%	55%	56%	33%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.16 per share and 0.90%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (Unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	—	0.01%	—

(g)

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.05%. There was no financial impact to the expense ratios for the six months ended March 31, 2018 and the years ended September 30, 2016, September 30, 2015 and September 30, 2013.

(h)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund” and are each a series of the Trust:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock All-Cap Energy & Resources Portfolio	All-Cap Energy & Resources	Non-diversified
BlackRock Emerging Markets Dividend Fund(a)	Emerging Markets Dividend	Diversified
BlackRock Energy & Resources Portfolio	Energy & Resources	Non-diversified

(a)	The Fund’s classification changed from non-diversifed to diversified during the reporting period.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class K Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Emerging Markets Dividend recorded a $4,861 tax accrual on a foreign unrealized capital gains tax position as of March 31, 2018, which is included in “Deferred foreign capital gain tax” payable in the Statements of Assets and Liabilities.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S.federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of each Fund’s net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Participation Notes: Participation notes (“P-Notes”) are promissory notes issued by banks or broker-dealers that are designed to offer a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. These investments are typically used to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay or receive the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by a Fund as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The holder of a P-Note must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by a Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, each Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

All-Cap Energy & Resources
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Morgan Stanley	$877,483	$(870,663)	$6,820

Energy & Resources
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Barclays Capital, Inc.	$6,613	$(6,613)	$—
Citigroup Global Markets, Inc.	2,296,351	(2,296,351)	—
Credit Suisse Securities (USA) LLC	99,197	(99,197)	—
Morgan Stanley & CO LLC	166,816	(166,816)	—
Morgan Stanley	1,640,190	(1,620,125)	20,065
Nomura Securities International, Inc.	123,996	(123,996)	—

	$4,333,163	$(4,313,098)	$20,065

(a)	Cash collateral with a value of $870,663 and $4,349,729 has been received in connection with securities lending agreements for All-Cap Energy & Resources and Energy & Resources, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

(b)	The market value of the loaned securities is determined as of March 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower def                    ault indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except Emerging Markets Dividend, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

Emerging Markets Dividend pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94
$3 Billion — $5 Billion	0.90
$5 Billion — $10 Billion	0.87
Greater than $10 Billion	0.85

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of the fund for which BIL acts as a sub-adviser, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

With respect to Emerging Markets Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock Asset Management North Asia Limited (“BAMNAL”), an affiliate of the Manager. The Manager pays BAMNAL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by Emerging Markets Dividend to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.75

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$743	$53,952	$64	$113,355	$168,114
Emerging Markets Dividend	—	8,038	—	5,730	13,768
Energy & Resources	—	141,952	44	114,226	256,222

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Total
All-Cap Energy & Resources	$1,856	$59	$4,316	$1	$2,267	$—	$8,499
Emerging Markets Dividend	808	—	643	—	114	23	1,588
Energy & Resources	3,295	—	11,356	1	2,285	—	16,937

For the six months ended March 31, 2018, the administration fees waived at the fund level for Emerging Markets Dividend was $3,381.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, Energy & Resources paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Energy & Resources	$6,070	$1	$6,071

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$435	$—	$5,549	$143	$1,066	$7,193
Emerging Markets Dividend	54	—	237	—	85	376
Energy & Resources	788	—	12,898	146	1,755	15,587

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$17,338	$534	$61,504	$789	$27,018	$107,183
Emerging Markets Dividend	10,845	—	5,114	—	1,237	17,196
Energy & Resources	15,563	—	152,538	782	33,947	202,830

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$920
Emerging Markets Dividend	1,402
Energy & Resources	1,859

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$(59)	$—	$2,498
Emerging Markets Dividend	—	—	134
Energy & Resources	854	—	1,282

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended March 31, 2018, the amounts waived were as follows:

All-Cap Energy & Resources	$235
Emerging Markets Dividend	244
Energy & Resources	435

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee, through January 31, 2019. The agreement can be renewed for annual periods thereafter, and on 90 days’ notice by a majority of the Funds’ Independent Trustees. For the six months ended March 31, 2018, there were no fees waived by the Manager.

With respect to each Fund, the Manager agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

	All-Cap Energy & Resources		Emerging Markets Dividend	Energy & Resources
	Contractual(a)	Voluntary(b)	Contractual(a)	Contractual(a)	Voluntary(b)
Institutional	0.96%	0.91%	1.50%	1.07%	1.02%
Service	1.38%	1.33%	N/A	1.38%	N/A
Investor A	1.38%	1.33%	1.75%	1.38%	1.33%
Investor B	2.10%	2.05%	N/A	2.10%	2.05%
Investor C	2.10%	2.05%	2.50%	2.10%	2.05%
Class K(c)	N/A	N/A	1.45%	N/A	N/A

(a)	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to January 31, 2019 unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund.
(b)	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.
(c)	Effective January 25, 2018, implemented contractual cap upon launch through January 31, 2019.

These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts waived and/or reimbursed were as follows:

All-Cap Energy & Resources	$92,063
Emerging Markets Dividend	79,320
Energy & Resources	1,932

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations. For the six months ended March 31, 2018, class specific expense waivers and/or reimbursements are as follows:

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class K	Total
All-Cap Energy & Resources	$1,856	$54	$4,316	$1	$2,267	$—	$8,494
Emerging Markets Dividend	808	—	643	—	114	23	1,588
Energy & Resources	3,200	—	11,356	1	2,285	—	$16,842

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Total
All-Cap Energy & Resources	$17,338	$35	$24,884	$780	$11,353	$54,390
Emerging Markets Dividend	10,097	—	4,452	—	1,123	15,672
Energy & Resources	3,938	—	77,384	778	22,427	104,527

In addition, for the six months ended March 31, 2018, the Manager reimbursed Emerging Markets Dividend $50,918, which is shown as expenses reimbursed by the Manager in the Statements of Operations.

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of:

(a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement, and

(b) an amount not to exceed either the current expense of that share class or the expense of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended March 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Total
Energy & Resources	$199	—	—	—	—	$199

On March 31, 2018, the fund level and class specific waivers and/or reimbursement subject to possible future recoupment under the expense limitation agreement are as follows:

	Expires September 30,
	2018	2019	2020
All-Cap Energy & Resources
Fund Level	$69,954	$110,869	$92,063
Institutional	50,532	41,594	19,194
Service	616	111	89
Investor A	69,192	59,801	29,200
Investor C	43,299	31,286	13,620
Emerging Markets Dividend
Fund Level	213,487	262,685	133,619
Institutional	1,542	18,762	10,905
Investor A	3,721	7,708	5,095
Investor C	1,381	2,077	1,237
Class K	—	—	23
Energy & Resources
Fund Level	—	—	1,932
Institutional	24,581	—	7,138
Investor A	93,725	91,305	88,740
Investor C	48,528	32,957	24,712

Securities Lending: SEC has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (unaudited) (continued)

Pursuant to the current securities lending agreement for All-Cap Energy & Resources and Emerging Markets Dividend: (i) each Fund retains 80% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each of All-Cap Energy & Resources and Emerging Markets Dividend, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 85% of securities lending income; and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Prior to January 1, 2018, each of All-Cap Energy & Resources and Emerging Markets Dividend had a different securities lending arrangement.

Pursuant to the current securities lending agreement for Energy & Resources: (i) the Fund retains 71.5% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, Energy & Resources, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) 75% of securities lending income; and (ii) this amount can never be less than 65% of the sum of securities lending income plus collateral investment expenses.

Prior to February 26, 2018, Energy & Resources had a different securities lending arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

All-Cap Energy & Resources	$130
Emerging Markets Dividend	—
Energy & Resources	2,782

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Emerging Markets Dividend may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. Emerging Markets Dividend is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended March 31, 2018, Emerging Markets Dividend did not participate in the Interfund Lending Program.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Purchases	$16,072,704	$8,242,797	$13,147,076

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Sales	$21,749,405	$5,745,815	$52,021,139

8.	INCOME TAX INFORMATION

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
No expiration date(a)	$35,991,267	$1,066,765	$236,455,494
2018	50,343,833	—	—
2019	—	18,788	—

	$86,335,100	$1,085,553	$236,455,494

(a)	Must be utilized prior to losses subject to expiration.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	All-Cap Energy & Resources	Emerging Markets Dividend	Energy & Resources
Tax cost	$74,515,731	$15,856,064	$150,847,284

Gross unrealized appreciation	$9,258,951	$2,269,220	$19,577,869
Gross unrealized depreciation	(2,289,352)	(240,164)	(18,650,231)

Net unrealized appreciation (depreciation)	$6,969,599	$2,029,056	$927,638

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: As of period end, All-Cap Energy & Resources and Energy & Resources invested a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting such sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

Emerging Markets Dividend invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	460,157	$5,370,614	813,679	$8,948,095
Shares issued in reinvestment of distributions	43,017	477,056	39,973	476,452
Shares redeemed	(500,686)	(5,622,667)	(1,445,102)	(15,435,797)

Net increase (decrease)	2,488	$225,003	(591,450)	$(6,011,250)

Service
Shares sold	493	$5,307	19,454	$210,941
Shares issued in reinvestment of distributions	1,408	15,288	1,391	16,259
Shares redeemed	(5,163)	(56,022)	(35,881)	(381,311)

Net decrease	(3,262)	$(35,427)	(15,036)	$(154,111)

Investor A
Shares issued from conversion(a)	2,306	$26,086	821,339	$8,822,064
Shares sold and automatic conversion of shares	314,733	3,448,539	—	—
Shares issued in reinvestment distributions	101,381	1,095,931	99,138	1,153,056
Shares redeemed	(618,383)	(6,782,141)	2,369,027	24,870,520

Net decrease	(199,963)	$(2,211,585)	(1,448,550)	$(14,895,400)

Investor B
Shares converted(a)	(2,317)	$(26,086)	—	$—
Shares redeemed and automatic conversion of shares	(209)	(2,227)	(49,689)	(514,232)

Net decrease	(2,526)	$(28,313)	(49,689)	$(514,232)

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
Investor C	Shares	Amount	Shares	Amount
Shares sold	70,596	$735,602	301,812	$3,152,017
Shares issued in reinvestment of distributions	45,312	467,616	33,966	378,171
Shares redeemed	(367,091)	(3,835,269)	(1,118,561)	11,223,436

Net decrease	(251,183)	$(2,632,051)	(782,783)	$(7,693,248)

Total Net Decrease	(454,446)	$(4,682,373)	(2,887,508)	$(29,268,241)

Emerging Markets Dividend
Institutional
Shares sold	193,613	$1,967,808	683,477	$5,941,792
Shares issued in reinvestment of distributions	4,676	45,745	4,335	39,480
Shares redeemed	(530,090)	(5,478,556)	(110,673)	(984,859)

Net increase (decrease)	(331,801)	$(3,465,003)	577,139	$4,996,413

Investor A
Shares sold	231,781	$2,342,269	341,067	$2,970,715
Shares issued in reinvestment of distributions	2,993	29,177	2,819	25,455
Shares redeemed	(57,319)	(587,793)	(115,202)	(983,517)

Net increase	177,455	$1,783,653	228,684	$2,012,653

Investor C
Shares sold	30,255	$304,323	59,915	$504,647
Shares issued in reinvestment of distributions	335	3,228	315	2,909
Shares redeemed	(10,691)	(105,813)	(17,829)	(139,273)

Net increase	19,899	$201,738	42,401	$368,283

	Period January 25, 2018(b) to March 31, 2018
	Shares	Amount
Class K
Shares sold	427,965	$4,457,570	—	$—
Shares redeemed	(984)	(10,280)	—	—

Net increase	426,981	$4,447,290	—	$—

(b) Commencement of operations.
Total Net Increase	292,534	$2,967,678	848,224	$7,377,349

Energy & Resources
Institutional
Shares sold	153,795	$3,177,192	747,546	$15,795,735
Shares issued in reinvestment of distributions	16,419	336,886	—	—
Shares redeemed	(1,145,649)	(22,969,197)	(1,883,444)	(37,706,633)

Net decrease	(975,435)	$(19,455,119)	(1,135,898)	$(21,910,898)

Investor A
Shares issued from conversion(a)	990	$18,290	—	$—
Shares sold and automatic conversion of shares	542,909	9,674,680	1,566,120	28,885,165
Shares issued in reinvestment of distributions	82,922	1,460,289	—	—
Shares redeemed	(1,419,535)	(25,270,110)	(3,348,688)	(60,315,777)

Net decrease	(792,714)	$(14,116,851)	(1,782,568)	$(31,430,612)

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

Energy & Resources	Six Months Ended March 31, 2018		Year Ended September 30, 2017
Investor B	Shares	Amount	Shares	Amount
Shares sold		$1	8	$117
Shares converted(a)	(1,381)	(18,290)	—	—
Shares redeemed and automatic conversion of shares	(164)	(2,127)	(28,536)	(381,232)

Net decrease	(1,545)	$(20,416)	(28,528)	$(381,115)

Investor C
Shares sold	48,663	$609,151	232,327	$3,117,583
Shares issued in reinvestment of distributions	18,621	230,908	—	—
Shares redeemed	(352,153)	(4,338,205)	(1,046,318)	(13,223,860)

Net decrease	(284,869)	$(3,498,146)	(813,991)	$(10,106,277)

Total Net Decrease	(2,054,563)	$(37,090,532)	(3,760,985)	$(63,828,902)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

As of March 31, 2018, shares of Emerging Markets Dividend owned by BlackRock HoldCo 2 and BlackRock Financial Management, Inc., affiliates of the Fund, were as follows:

Institutional	Investor A	Investor C	Class K
78,474	2,000	2,000	18,165

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements was completed and the following item was noted:

Effective April 19, 2018, the 364-day credit agreement to which BlackRock, on behalf of the Fund, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Trustee

Mark Stalnecker, Chair Elect of the Board(a) and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Mark Stalnecker, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited(a)

Cheung Kong Center

Hong Kong

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BlackRock Emerging Markets Dividend Fund.

TRUSTEE AND OFFICER INFORMATION	47

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	49

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Allcap-3/18-SAR

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock Advantage Large Cap Growth Fund

▶	BlackRock Mid-Cap Growth Equity Portfolio

▶	BlackRock Advantage Small Cap Growth Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of March 31, 2018	BlackRock Advantage Large Cap Growth Fund

Investment Objective

BlackRock Advantage Large Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its benchmark, the Russell 1000® Growth Index, except for its Investor C Shares, which performed in line with the benchmark.

What factors influenced performance?

Stock selection from insights capturing sentiment and trends from market participants drove positive performance relative to the benchmark. Specifically, a proprietary text analysis of executive statements designed to capture longer-term trends in company fundamentals contributed to results. An insight that captures sentiment across asset classes also proved beneficial, namely within the bond market. Elsewhere, fundamental insights that capture quality drove performance. Notably, a signal that identifies strong cash flow generation through efficient asset use proved beneficial. Another insight that evaluates stocks based on key corporate events including initial public offerings, CEO changes and revisions to forward guidance added value as well.

Select sentiment-based insights detracted from performance during the period. A signal that uses cell phone geolocation data to trace foot traffic for consumer sentiment detracted from performance. An insight that evaluates a company’s sensitivity to foreign currencies also underperformed during the period. Additionally, an insight that takes a contrarian stance on crowded positions struggled. Finally, a signal that uses consumer transaction data to forecast sales was a drag on performance.

Describe recent portfolio activity.

Over the course of the period, the Fund maintained its strategic allocation of risk across all major return drivers. However, a number of new stock selection insights were added to the portfolio during the period. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls and a signal which identifies stock price reversals based on recent performance tail events.

Describe portfolio positioning at period end.

The Fund remained largely sector neutral relative to the Russell 1000® Growth Index. At the end of the reporting period, the Fund had slight overweight positions in health care and financials and slight underweight positions in materials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple Inc.	6%
Amazon.com, Inc.	5
Microsoft Corp.	4
Facebook, Inc., Class A	4
Visa, Inc., Class A	3
Alphabet, Inc., Class C	2
Mastercard, Inc., Class A	2
Alphabet, Inc., Class A	2
McDonald’s Corp.	2
3M Co.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	39%
Consumer Discretionary	19
Industrials	13
Health Care	13
Consumer Staples	6
Financials	4
Materials	3
Real Estate	2
Short-Term Securities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Advantage Large Cap Growth Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	9.90%	19.67%	N/A	10.63%	N/A	7.57%	N/A
Service	9.81	19.39	N/A	10.29	N/A	7.26	N/A
Investor A	9.78	19.36	13.09%	10.28	9.09%	7.24	6.67%
Investor C	9.43	18.40	17.40	9.44	9.44	6.42	6.42
Class K	9.84	19.42	N/A	10.29	N/A	7.25	N/A
Class R	9.67	19.02	N/A	9.92	N/A	6.89	N/A
Russell 1000® Growth Index(c)	9.39	21.25	N/A	15.53	N/A	11.34	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See ‘About Fund Performance“ on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowing for investment purposes in large cap equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different invest-ment strategies under the name BlackRock Flexible Equity Fund.
(c)	An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,099.00	$3.23	$1,000.00	$1,021.58	$3.11	0.62%
Service	1,000.00	1,098.10	4.52	1,000.00	1,020.35	4.35	0.87
Investor A	1,000.00	1,097.80	4.52	1,000.00	1,020.35	4.35	0.87
Investor C	1,000.00	1,094.30	8.39	1,000.00	1,016.65	8.08	1.62
Class K	1,000.00	958.50	0.96	1,000.00	1,007.65	0.99	0.57
Class R	1,000.00	1,096.70	5.81	1,000.00	1,019.12	5.59	1.12

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown) except for Class K Shares which is multiplied by 65/365 (to reflect the period since inception date of January 25, 2018).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2018	BlackRock Mid-Cap Growth Equity Portfolio

Investment Objective

BlackRock Mid-Cap Growth Equity Portfolio’s (the “Fund”) investment objective is long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its benchmark, the Russell Midcap® Growth Index.

What factors influenced performance?

The largest positive contributor to relative performance during the six-month period was stock selection in the consumer discretionary sector, specifically within the internet & direct marketing retail industry. This was followed by selection in information technology (“IT”), with contributions led by holdings within the internet software & services and IT services industries. Selection in industrials was strong during the period, mostly within the electrical equipment and machinery industries. Stock selection was also positive in health care, consumer staples, financials and real estate during the period.

An overweight to the telecommunication services (“telecom”) sector, specifically in the diversified telecom services industry within the portfolio’s lone telecom holding, was the primary detractor from performance during the period. An overweight allocation to the utilities sector also weighed on relative performance, with positioning in water utilities being the biggest detractor.

Describe recent portfolio activity.

As a result of market movement and trading activity, the Fund’s allocation to the financials, industrials, and health care sectors increased during the six-month period. Conversely, the Fund’s exposure to consumer discretionary, consumer staples, energy and IT declined.

Describe portfolio positioning at period end.

Relative to the Russell Midcap® Growth Index, the Fund had notable overweight positions in the financials and industrials sectors, with smaller overweights in IT and telecom. The Fund maintained underweight allocations to the materials, consumer discretionary, energy and consumer staples sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
CoStar Group, Inc.	3%
Bright Horizons Family Solutions, Inc.	2
SBA Communications Corp.	2
IAC/InterActiveCorp.	2
Netflix, Inc.	2
Xylem, Inc.	2
Cboe Global Markets, Inc.	2
Lamb Weston Holdings, Inc.	2
Global Payments, Inc.	2
IDEXX Laboratories, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	31%
Industrials	19
Health Care	14
Consumer Discretionary	14
Financials	10
Consumer Staples	4
Real Estate	3
Short-Term Securities	2
Materials	2
Telecommunication Services	1
Utilities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Mid-Cap Growth Equity Portfolio

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	12.10%	26.98%	N/A	17.34%	N/A	10.82%	N/A
Service	11.99	26.68	N/A	16.95	N/A	10.43	N/A
Investor A	11.89	26.51	19.87%	16.98	15.73%	10.44	9.85%
Investor C	11.56	25.72	24.72	16.13	16.13	9.62	9.62
Class K	12.15	27.13	N/A	17.39	N/A	10.84	N/A
Class R	11.79	26.26	N/A	16.68	N/A	10.22	N/A
Russell Midcap® Growth Index(c)	9.13	19.74	N/A	13.31	N/A	10.61	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See ‘About Fund Performance“ on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund normally invests at least 80% of its net assets in equity securities issued by U.S. mid-capitalization companies, which Fund management believes have above-average earnings growth potential.
(c)	An unmanaged index that consists of the bottom 800 securities of the Russell 1000® Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in the index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,121.00	$ 5.15	$1,000.00	$1,019.80	$4.91	0.99%
Service	1,000.00	$1,119.90	$ 6.39	1,000.00	$1,018.63	$6.09	1.22%
Investor A	1,000.00	$1,118.90	$ 7.10	1,000.00	$1,017.96	$6.76	1.36%
Investor C	1,000.00	$1,115.60	$10.37	1,000.00	$1,014.85	$9.88	1.99%
Class K	1,000.00	$1,121.50	$ 4.41	1,000.00	$1,020.50	$4.20	0.84%
Class R	1,000.00	$1,117.90	$ 8.43	1,000.00	$1,016.70	$8.03	1.61%

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2018	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

On November 27, 2017, the shareholders of BlackRock Small Cap Growth Fund II (the “Target Fund”) approved an in-kind liquidation of the BlackRock Master Small Cap Growth Portfolio into the Target Fund and the reorganization of the Target Fund with and into the Fund, with the Fund continuing on as the surviving fund after the liquidation and the reorganization. The Fund acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund, in exchange for newly issued shares of the Fund. The reorganization took place on March 5, 2018.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed its benchmark, the Russell 2000® Growth Index.

What factors influenced performance?

The primary detractor from performance was the Fund’s focus on attractively priced growth stocks, which did poorly compared to expensive but popular high growth positions against a backdrop of market trends that continued to support a strong risk-on rally across equity markets during the fourth quarter of 2017. A signal that uses earnings as a characteristic to compare price detracted from performance across information technology (“IT”) stocks. The Fund’s seeking to identify growth stocks with strong fundamental measures, such as cash flow generation and efficient asset use, further affected performance negatively. This was especially notable among materials companies.

Broader underperformance was also driven by stock-specific events that ran contrary to portfolio positioning. Of note, underweight positions in Nektar Therapeutics and Sage Therapeutics, Inc., which were driven by expensive relative valuations compared to peers, both detracted from performance after the stocks rallied following FDA approval of medications at both companies. The underweights had been driven by expensive relative valuations compared to peers, with the expectation that share prices would revert toward levels consistent with the industry. This underscores a market environment that was characterized early in the period by speculative risk-taking by investors, preferring potential growth trades over fundamental measures supporting stock prices. Notably, however, as market volatility rose into period-end, quality-capturing characteristics were additive as investors rewarded more defensive positioning.

The largest contributor to performance came from trend-based strategies, as momentum was strongly rewarded in the market during the period. Our stock selection model that seeks to capture sentiment and trends across market participants performed well. In particular, a signal that identifies sentiment from text analysis of company executive conference calls was additive across the consumer discretionary and industrial sectors. Similarly, evaluating trends from investor flows performed well among the Fund’s positions in IT companies.

There was also notable portfolio strength during the first quarter of 2018. Market volatility rose after an extended period of historic lows, with the Chicago Board Options Exchange Volatility Index (VIX) rising over 50 for only the second time since 2009 following a surprise wage inflation figure in February that led to an increased expectation for rising rates and a subsequent market selloff. Signals that highlighted company quality provided gains amid rising equity volatility, including identifying consistent dividend growth as well as capturing positive trends across company fundamentals. During this time, given the uncertainty around interest rates, looking across asset classes to identify sentiment was also additive. Stock selection signals that capture sentiment from bond markets, which tend to be more defensively positioned, were strong during February, with notable performance across financial stocks. The improved performance across fundamental stock selection insights continued into the last month of the period, as markets sought to gauge the impact from trade rhetoric.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all of its major drivers of returns. However, there were a number of new stock selection insights added to the Fund. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls and a signal that identifies stock price reversals based on recent performance tail events.

At a special meeting on November 27, 2017, shareholders of BlackRock Small Cap Growth Fund II approved a proposal to reorganize its assets into BlackRock Advantage Small Cap Growth Fund. This transition took effect on March 5, 2018.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund remained largely sector neutral. The Fund had slight sector overweights at period end to industrials and consumer discretionary stocks, and slight sector underweights in financials and real estate stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Advantage Small Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Texas Roadhouse, Inc.	2%
Zendesk, Inc.	2
Nektar Therapeutics	2
Masimo Corp.	1
Alamo Group, Inc.	1
Monolithic Power Systems, Inc.	1
Insperity, Inc.	1
Curtiss-Wright Corp.	1
Entegris, Inc.	1
Applied Industrial Technologies, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Health Care	24
Industrials	18
Short-Term Securities	18
Consumer Discretionary	14
Financials	5
Materials	4
Real Estate	3
Consumer Staples	2
Energy	1
Telecommunication Services	1
Utilities	1
Liabilities in Excess of Other Assets	(17)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.32%	13.16%	N/A	10.94%	N/A	8.95%	N/A
Service	5.15	12.86	N/A	10.64	N/A	8.65	N/A
Investor A	5.16	12.88	6.95%	10.63	9.44%	8.58	7.99%
Investor C	4.72	11.99	11.09	9.76	9.76	7.68	7.68
Class K	5.32	13.16	N/A	10.94	N/A	8.95	N/A
Class R	5.01	12.55	N/A	10.38	N/A	8.41	N/A
Russell 2000® Growth Index(c)	6.99	18.63	N/A	12.90	N/A	10.95	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See ‘About Fund Performance“ on page 10 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.
(c)	An unmanaged index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,053.20	$2.53	$1,000.00	$1,022.19	$2.49	0.50%
Service	1,000.00	1,051.50	3.81	1,000.00	1,020.95	3.75	0.75
Investor A	1,000.00	1,051.60	3.78	1,000.00	1,020.97	3.73	0.75
Investor C	1,000.00	1,047.20	7.57	1,000.00	1,017.26	7.46	1.50
Class K	1,000.00	967.80	0.76	1,000.00	1,007.85	0.78	0.45
Class R	1,000.00	1,000.70	0.74	1,000.00	1,002.96	0.74	1.00

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown) except for Class K Shares which is multiplied by 65/365 (to reflect the period since inception date of January 25, 2018) and Class R Shares which is multiplied by 29/365 (to reflect the period since inception date of March 2, 2018).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

FUND SUMMARY	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Advantage Large Cap Growth Fund’s Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Investor A Shares. Prior to BlackRock Advantage Small Cap Growth Fund’s Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Institutional Shares. Prior to BlackRock Mid-Cap Growth Equity Portfolio’s Class K Shares inception date of March 28, 2016, Class K Share performance shown is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding BlackRock Advantage Large Cap Growth Fund’s and BlackRock Mid-Cap Growth Equity Portfolio’s Investor B Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 30, 2010, Class R Shares performance results of BlackRock Advantage Large Cap Growth Fund are those of Investor A Shares and were restated to reflect Class R Shares fees. Prior to BlackRock Advantage Small Cap Growth Fund’s Class R Shares inception date of March 2, 2018, Class R Shares performance results are those of Institutional Shares and were restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018, except with respect to Class K Shares for BlackRock Advantage Large Cap Growth Fund and BlackRock Advantage Small Cap Growth Fund which are based on a hypothetical investment of $1,000 invested on January 25, 2018 (commencement of operations) and held through March 31, 2018 and Class R Shares for BlackRock Advantage Small Cap Growth Fund which is based on a hypothetical investment of $1,000 invested on March 2, 2018 (commencement of operations) and held through March 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DISCLOSURE OF EXPENSES	11

Schedule of Investments (unaudited) March 31, 2018	BlackRock Large-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 99.0%

Aerospace & Defense — 3.0%
Boeing Co.	22,551	$7,394,022
Curtiss-Wright Corp.	1,482	200,174
Lockheed Martin Corp.	14,921	5,042,253
Raytheon Co.	46,171	9,964,625
Rockwell Collins, Inc.	9,826	1,325,036

		23,926,110
Air Freight & Logistics — 0.2%
XPO Logistics, Inc.(a)	17,347	1,766,098

Airlines — 0.4%
Southwest Airlines Co.	48,240	2,763,187

Auto Components — 0.9%
BorgWarner, Inc.	141,476	7,106,339

Banks — 0.6%
First Republic Bank	46,147	4,273,674
Western Alliance Bancorp(a)	9,889	574,650

		4,848,324
Beverages — 2.3%
Brown-Forman Corp., Class A	9,058	483,063
Brown-Forman Corp., Class B	55,235	3,004,784
Coca-Cola European Partners PLC	55,886	2,328,211
Constellation Brands, Inc., Class A	16,255	3,704,840
Dr. Pepper Snapple Group, Inc.	10,857	1,285,252
PepsiCo, Inc.	68,034	7,425,911

		18,232,061
Biotechnology — 3.8%
AbbVie, Inc.	102,036	9,657,707
Biogen, Inc.(a)	1,770	484,661
Celgene Corp.(a)	102,200	9,117,262
Exelixis, Inc.(a)	17,429	386,052
Gilead Sciences, Inc.	76,678	5,780,754
Regeneron Pharmaceuticals, Inc.(a)	9,748	3,356,821
Vertex Pharmaceuticals, Inc.(a)	9,150	1,491,267

		30,274,524
Building Products — 1.2%
Allegion PLC	15,952	1,360,546
Fortune Brands Home & Security, Inc.	136,022	8,010,336

		9,370,882
Capital Markets — 2.3%
Freedom Pay, Inc.(a)(b)	43,051	—
Intercontinental Exchange, Inc.	137,161	9,946,916
S&P Global, Inc.	44,695	8,539,427

		18,486,343
Chemicals — 2.1%
Air Products & Chemicals, Inc.	54,046	8,594,935
Cabot Corp.	3	167
Celanese Corp., Series A	5,570	558,170
Eastman Chemical Co.	33,370	3,523,205
NewMarket Corp.	4,235	1,701,115
WR Grace & Co.	37,074	2,270,041

		16,647,633
Commercial Services & Supplies — 0.1%
Republic Services, Inc.	7,260	480,830

Communications Equipment — 0.5%
Arista Networks, Inc.(a)	3,266	833,810
Motorola Solutions, Inc.	9,274	976,552
Palo Alto Networks, Inc.(a)	9,665	1,754,391

		3,564,753
Consumer Finance — 0.0%
Green Dot Corp., Class A(a)	1,072	68,780

Security	Shares	Value
Containers & Packaging — 0.3%
Crown Holdings, Inc.(a)	48,956	$2,484,517

Distributors — 0.2%
Genuine Parts Co.	13,108	1,177,623

Diversified Consumer Services — 0.2%
H&R Block, Inc.	71,154	1,808,023

Diversified Telecommunication Services — 0.1%
Zayo Group Holdings, Inc.(a)	29,425	1,005,158

Electrical Equipment — 0.9%
AMETEK, Inc.	51,114	3,883,131
Rockwell Automation, Inc.	18,106	3,154,065

		7,037,196
Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A	81,661	7,033,462
Zebra Technologies Corp., Class A(a)	2,219	308,863

		7,342,325
Equity Real Estate Investment Trusts (REITs) — 1.8%
Alexandria Real Estate Equities, Inc.	6,782	847,004
Prologis, Inc.	49,044	3,089,282
Simon Property Group, Inc.	68,562	10,582,545

		14,518,831
Food & Staples Retailing — 0.7%
Costco Wholesale Corp.	9,990	1,882,416
Kroger Co.	12,572	300,974
Performance Food Group Co.(a)	119,104	3,555,254

		5,738,644
Food Products — 1.3%
Blue Buffalo Pet Products, Inc.(a)	5,652	225,006
Hershey Co.	22,435	2,220,168
Kellogg Co.	75,595	4,914,431
McCormick & Co., Inc., Non-Voting Shares	27,564	2,932,534

		10,292,139
Health Care Equipment & Supplies — 2.2%
Danaher Corp.	44,735	4,380,004
Edwards Lifesciences Corp.(a)	43,639	6,088,513
Hill-Rom Holdings, Inc.	3,689	320,943
IDEXX Laboratories, Inc.(a)	27,867	5,333,465
Stryker Corp.	8,655	1,392,763

		17,515,688
Health Care Providers & Services — 2.7%
Aetna, Inc.	6,219	1,051,011
AmerisourceBergen Corp.	9,639	830,978
Express Scripts Holding Co.(a)	2,338	161,509
Humana, Inc.	39,772	10,691,907
McKesson Corp.	1,332	187,639
Quest Diagnostics, Inc.	16,573	1,662,272
UnitedHealth Group, Inc.	20,320	4,348,480
WellCare Health Plans, Inc.(a)	14,014	2,713,531

		21,647,327
Health Care Technology — 0.6%
Veeva Systems, Inc., Class A(a)	63,722	4,652,980

Hotels, Restaurants & Leisure — 4.0%
Carnival Corp.	131,336	8,613,015
Darden Restaurants, Inc.	3,436	292,919
Domino’s Pizza, Inc.	8,302	1,939,015
Extended Stay America, Inc.	60,940	1,204,784
McDonald’s Corp.	102,593	16,043,493
Texas Roadhouse, Inc.	13,819	798,462
Yum! Brands, Inc.	32,247	2,745,187

		31,636,875

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Large-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Household Durables — 0.6%
DR Horton, Inc.	69,167	$3,032,281
Whirlpool Corp.	9,506	1,455,464

		4,487,745
Household Products — 0.3%
Colgate-Palmolive Co.	33,058	2,369,597

Industrial Conglomerates — 2.2%
3M Co.	71,113	15,610,726
Honeywell International, Inc.	13,906	2,009,556
Roper Technologies, Inc.	228	63,997

		17,684,279
Insurance — 0.8%
Allstate Corp.	21,842	2,070,622
Arthur J. Gallagher & Co.	18,228	1,252,810
Athene Holding Ltd., Class A(a)	42,115	2,013,518
Marsh & McLennan Cos., Inc.	1,896	156,591
Progressive Corp.	14,726	897,255

		6,390,796
Internet & Direct Marketing Retail — 5.6%
Amazon.com, Inc.(a)	24,690	35,734,825
Netflix, Inc.(a)	30,362	8,967,417

		44,702,242
Internet Software & Services — 8.4%
Alphabet, Inc., Class A(a)	15,745	16,329,769
Alphabet, Inc., Class C(a)	18,047	18,620,714
Facebook, Inc., Class A(a)	172,960	27,637,278
GoDaddy, Inc., Class A(a)	42,634	2,618,580
Twitter, Inc.(a)	41,129	1,193,152
Yelp, Inc.(a)	5,886	245,741

		66,645,234
IT Services — 8.4%
Accenture PLC, Class A	71,600	10,990,600
Automatic Data Processing, Inc.	1,605	182,135
Booz Allen Hamilton Holding Corp.	36,056	1,396,088
Broadridge Financial Solutions, Inc.	43,223	4,741,131
EPAM Systems, Inc.(a)	25,312	2,898,730
First Data Corp., Class A(a)	110,925	1,774,800
International Business Machines Corp.	9,533	1,462,648
Mastercard, Inc., Class A	105,928	18,554,348
Square, Inc., Class A(a)	15,140	744,888
Total System Services, Inc.	41,000	3,536,660
Visa, Inc., Class A	171,581	20,524,519

		66,806,547
Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc.	73,994	4,950,199
Mettler-Toledo International, Inc.(a)	6,039	3,472,606
Waters Corp.(a)	20,449	4,062,194

		12,484,999
Machinery — 4.0%
Cummins, Inc.	25,686	4,163,444
Illinois Tool Works, Inc.	71,795	11,247,405
Ingersoll-Rand PLC	22,055	1,885,923
PACCAR, Inc.	115,230	7,624,769
Xylem, Inc.	85,051	6,542,123

		31,463,664
Media — 3.2%
Comcast Corp., Class A	359,113	12,270,891
Interpublic Group of Cos., Inc.	65,345	1,504,895
John Wiley & Sons, Inc., Class A	69,756	4,443,457
Walt Disney Co.	69,702	7,000,869

		25,220,112
Metals & Mining — 0.5%
Newmont Mining Corp.	105,318	4,114,774

Security	Shares	Value
Multiline Retail — 0.4%
Kohl’s Corp.	15,598	$1,021,825
Target Corp.	29,182	2,026,106

		3,047,931
Oil, Gas & Consumable Fuels — 0.3%
Cimarex Energy Co.	20,496	1,916,376
ConocoPhillips	7,581	449,477
ONEOK, Inc.	2,693	153,286

		2,519,139
Personal Products — 1.0%
Estee Lauder Cos., Inc., Class A	49,673	7,437,042
Herbalife Ltd.(a)	4,365	425,457

		7,862,499
Pharmaceuticals — 2.0%
Bristol-Myers Squibb Co.	48,323	3,056,430
Eli Lilly & Co.	9,839	761,243
Johnson & Johnson	10,928	1,400,423
Zoetis, Inc.	128,360	10,719,344

		15,937,440
Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	2,829	494,057

Road & Rail — 0.6%
Landstar System, Inc.	21,237	2,328,637
Norfolk Southern Corp.	15,062	2,045,118

		4,373,755
Semiconductors & Semiconductor Equipment — 5.7%
Applied Materials, Inc.	167,100	9,292,431
Broadcom Ltd.	19,556	4,608,371
Cavium, Inc.(a)	4,052	321,648
Maxim Integrated Products, Inc.	103,068	6,206,755
NVIDIA Corp.	25,420	5,887,018
Skyworks Solutions, Inc.	52,000	5,213,520
Texas Instruments, Inc.	130,945	13,603,876
Xilinx, Inc.	2,717	196,276

		45,329,895
Software — 8.7%
Activision Blizzard, Inc.	49,670	3,350,738
Adobe Systems, Inc.(a)	68,714	14,847,721
Atlassian Corp. PLC, Class A(a)	9,137	492,667
CDK Global, Inc.	18,577	1,176,667
Electronic Arts, Inc.(a)	15,531	1,882,978
Intuit, Inc.	3,357	581,936
Microsoft Corp.	360,679	32,919,172
salesforce.com, Inc.(a)	3,479	404,608
Splunk, Inc.(a)	8,599	846,056
SS&C Technologies Holdings, Inc.	87,522	4,694,680
Synopsys, Inc.(a)	46,600	3,878,984
Tableau Software, Inc., Class A(a)	3,575	288,931
Zendesk, Inc.(a)	67,861	3,248,506
Zynga, Inc., Class A(a)	41,963	153,585

		68,767,229
Specialty Retail — 2.7%
Burlington Stores, Inc.(a)	17,592	2,342,375
Home Depot, Inc.	50,850	9,063,504
Lithia Motors, Inc., Class A	17,788	1,788,050
Penske Automotive Group, Inc.	48,271	2,139,853
Ross Stores, Inc.	32,870	2,563,203
Tiffany & Co.	34,978	3,415,951
Tractor Supply Co.	5,438	342,703

		21,655,639
Technology Hardware, Storage & Peripherals — 6.1%
Apple Inc.	278,960	46,803,909

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Large-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Technology Hardware, Storage & Peripherals (continued)
Pure Storage, Inc., Class A(a)	76,184	$1,519,871

		48,323,780
Textiles, Apparel & Luxury Goods — 1.1%
Lululemon Athletica, Inc.(a)	2,732	243,476
Michael Kors Holdings Ltd.(a)	2,333	144,833
NIKE, Inc., Class B	51,776	3,439,997
Skechers U.S.A., Inc., Class A(a)	124,235	4,831,499

		8,659,805
Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.(a)	13,554	576,858

Tobacco — 0.5%
Altria Group, Inc.	60,478	3,768,989

Trading Companies & Distributors — 0.5%
Watsco, Inc.	23,813	4,309,439

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)	37,293	2,276,365

Total Long-Term Investments — 99.0% (Cost: $705,731,251)		784,665,999

Security	Shares	Value
Short-Term Securities — 0.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(c)(d)	7,325,172	$7,325,172

Total Short-Term Securities — 0.9% (Cost: $7,325,172)		7,325,172

Total Investments — 99.9% (Cost: $713,056,423)		791,991,171
Other Assets Less Liabilities — 0.1%.		407,849

Net Assets — 100.0%		$792,399,020

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Annualized 7-day yield as of period end.
(d)	During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain(Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,215,330	4,109,842	7,325,172	$7,325,172	$48,652		$27	$—
SL Liquidity Series, LLC Money Market Series	—	—	—	—	315	(b)	—

				$7,325,172	$48,967		$27	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini S&P 500 Index	65	06/15/18	$8,590	$(248,262)

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Large-Cap Growth Equity Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$248,262	$—	$—	$—	$248,262

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$859,186	$—	$—	$—	$ 859,186

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(285,021)	$—	$—	$—	$(285,021)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$9,245,475

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks(a)	$784,665,999	—	—	$784,665,999
Short-Term Securities	7,325,172	—	—	7,325,172

	$791,991,171	—	—	$791,991,171

Derivative Financial Instruments(b)
Liabilities
Equity contracts	$(248,262)	—	—	$(248,262)

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) March 31, 2018	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.6%

Aerospace & Defense — 1.3%
TransDigm Group, Inc.	53,152	$16,314,475

Banks — 3.2%
First Republic Bank	185,869	17,213,328
SVB Financial Group(a)	102,378	24,571,744

		41,785,072
Beverages — 1.3%
Constellation Brands, Inc., Class A	76,575	17,452,974

Building Products — 1.7%
AO Smith Corp.	238,663	15,176,580
JELD-WEN Holding, Inc.(a)	217,401	6,656,819

		21,833,399
Capital Markets — 7.0%
Cboe Global Markets, Inc.	233,720	26,667,452
E*TRADE Financial Corp.(a)	415,441	23,019,586
MarketAxess Holdings, Inc.	72,247	15,709,388
MSCI, Inc.	172,401	25,768,777

		91,165,203
Commercial Services & Supplies — 1.5%
Waste Connections, Inc.	275,989	19,799,451

Construction Materials — 1.5%
Vulcan Materials Co.	169,387	19,338,914

Diversified Consumer Services — 3.5%
Bright Horizons Family Solutions, Inc.(a)	307,770	30,690,824
ServiceMaster Global Holdings, Inc.(a)	295,612	15,031,870

		45,722,694
Diversified Telecommunication Services — 1.1%
Zayo Group Holdings, Inc.(a)	401,397	13,711,721

Electronic Equipment, Instruments & Components — 5.3%
Cognex Corp.	467,899	24,326,069
Flex Ltd.(a)	620,481	10,132,455
II-VI, Inc.(a)(b)	432,127	17,673,994
IPG Photonics Corp.(a)	73,802	17,223,911

		69,356,429
Equity Real Estate Investment Trusts (REITs) — 3.3%
Equinix, Inc.	30,165	12,613,193
SBA Communications Corp.(a)	174,212	29,776,315

		42,389,508
Food Products — 2.0%
Lamb Weston Holdings, Inc.	457,939	26,661,209

Health Care Equipment & Supplies — 11.7%
Align Technology, Inc.(a)	101,531	25,497,480
Cooper Cos., Inc.	98,232	22,476,464
IDEXX Laboratories, Inc.(a)	136,285	26,083,586
Intuitive Surgical, Inc.(a)	28,990	11,967,942
Masimo Corp.(a)	180,329	15,859,935
Teleflex, Inc.	101,300	25,829,474
West Pharmaceutical Services, Inc.	269,679	23,809,959

		151,524,840
Hotels, Restaurants & Leisure — 3.1%
Domino’s Pizza, Inc.	61,112	14,273,319
Vail Resorts, Inc.	117,089	25,958,631

		40,231,950
Industrial Conglomerates — 1.8%
Roper Technologies, Inc.	85,203	23,915,630

Internet & Direct Marketing Retail — 2.1%
Netflix, Inc.(a)	93,063	27,486,157

Security	Shares	Value
Internet Software & Services — 9.6%
Delivery Hero AG(a)(c)	129,625	$6,259,984
GoDaddy, Inc., Class A(a)	267,942	16,456,998
IAC/InterActiveCorp(a)	187,781	29,365,193
MercadoLibre, Inc.	60,505	21,563,377
Stamps.com, Inc.(a)	128,610	25,857,040
Wix.com Ltd.(a)(b)	309,950	24,656,522

		124,159,114
IT Services — 6.6%
Gartner, Inc.(a)	166,369	19,568,322
Global Payments, Inc.	234,591	26,161,588
Pagseguro Digital Ltd., Class A(a)	457,650	17,537,148
Worldpay, Inc., Class A(a)	274,829	22,270,051

		85,537,109
Life Sciences Tools & Services — 1.8%
Illumina, Inc.(a)	96,565	22,829,897

Machinery — 8.1%
Dover Corp.	194,731	19,126,479
Evoqua Water Technologies Corp.(a)	598,912	12,750,836
Gates Industrial Corp. PLC(a)	1,089,625	19,079,334
IDEX Corp.	140,705	20,051,870
Kennametal, Inc.	153,464	6,163,114
Xylem, Inc.	356,675	27,435,441

		104,607,074
Media — 4.3%
GCI Liberty, Inc., Class A(a)	344,587	18,214,869
Liberty Media Corp.—Liberty Formula One, Class A(a)	254,915	7,466,460
Live Nation Entertainment, Inc.(a)	161,897	6,822,340
Madison Square Garden Co., Class A(a)	95,207	23,401,881

		55,905,550
Pharmaceuticals — 0.7%
Zoetis, Inc.	103,225	8,620,320

Professional Services — 5.6%
CoStar Group, Inc.(a)	95,035	34,467,294
Equifax, Inc.	181,073	21,332,210
TransUnion(a)	299,574	17,009,812

		72,809,316
Semiconductors & Semiconductor Equipment — 4.3%
Cree, Inc.(a)	362,824	14,625,435
ON Semiconductor Corp.(a)	718,291	17,569,398
Silicon Laboratories, Inc.(a)	127,683	11,478,702
Teradyne, Inc.	266,875	12,198,856

		55,872,391
Software — 4.3%
Synopsys, Inc.(a)	183,222	15,251,399
Take-Two Interactive Software, Inc.(a)	258,970	25,322,087
Ubisoft Entertainment SA(a)	178,593	15,114,704

		55,688,190
Specialty Retail — 0.9%
Ulta Beauty, Inc.(a)	55,372	11,310,838

Total Common Stocks — 97.6% (Cost: $988,056,410)		1,266,029,425

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Mid-Cap Growth Equity Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Preferred Stocks — 1.1%
Internet Software & Services
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $5,000,911)(a)(d)(e)	322,368	$11,037,880

Software
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $2,811,905)(a)(d)(e)	458,712	2,527,503

Total Preferred Stocks — 1.1% (Cost: $7,812,816)		13,565,383

Total Long-Term Investments — 98.7% (Cost: $995,869,226)		1,279,594,808

Security	Shares	Value
Short-Term Securities — 2.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53% (f)(h)	20,644,590	$20,644,590
SL Liquidity Series, LLC, Money Market Series, 1.85% (f)(g)(h)	4,851,838	4,851,353

Total Short-Term Securities — 2.0% (Cost: $25,496,237)		25,495,943

Total Investments — 100.7% (Cost: $1,021,365,463)		1,305,090,751
Liabilities in Excess of Other Assets — (0.7)%		(8,492,017)

Net Assets — 100.0%		$1,296,598,734

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $13,565,383, representing 1.0% of its net assets as of period end, and an original cost of $7,812,816.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)	During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	19,749,395	895,195	20,644,590	$20,644,590	$61,433		$25	$—
SL Liquidity Series, LLC, Money Market Series	5,359,993	508,155	4,851,838	4,851,353	23,407	(b)	(1,199)	(294)

				$25,495,943	$84,840		$(1,174)	$(294)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Mid-Cap Growth Equity Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$16,314,475	$—	$—	$16,314,475
Banks	41,785,072	—	—	41,785,072
Beverages	17,452,974	—	—	17,452,974
Building Products	21,833,399	—	—	21,833,399
Capital Markets	91,165,203	—	—	91,165,203
Commercial Services & Supplies	19,799,451	—	—	19,799,451
Construction Materials	19,338,914	—	—	19,338,914
Diversified Consumer Services	45,722,694	—	—	45,722,694
Diversified Telecommunication Services	13,711,721	—	—	13,711,721
Electronic Equipment, Instruments & Components	69,356,429	—	—	69,356,429
Equity Real Estate Investment Trusts (REITs)	42,389,508	—	—	42,389,508
Food Products	26,661,209	—	—	26,661,209
Health Care Equipment & Supplies	151,524,840	—	—	151,524,840
Hotels, Restaurants & Leisure	40,231,950	—	—	40,231,950
Industrial Conglomerates	23,915,630	—	—	23,915,630
Internet & Direct Marketing Retail	27,486,157	—	—	27,486,157
Internet Software & Services	117,899,130	6,259,984	—	124,159,114
IT Services	85,537,109	—	—	85,537,109
Life Sciences Tools & Services	22,829,897	—	—	22,829,897
Machinery	104,607,074	—	—	104,607,074
Media	55,905,550	—	—	55,905,550
Pharmaceuticals	8,620,320	—	—	8,620,320
Professional Services	72,809,316	—	—	72,809,316
Semiconductors & Semiconductor Equipment	55,872,391	—	—	55,872,391
Software	40,573,486	15,114,704	—	55,688,190
Specialty Retail	11,310,838	—	—	11,310,838
Preferred Stocks
Internet Software & Services	—	—	11,037,880	11,037,880
Software	—	—	2,527,503	2,527,503
Short-Term Securities	20,644,590	—	—	20,644,590

Subtotal	$1,265,299,327	$21,374,688	$13,565,383	$1,300,239,398

Investments Valued at NAV(a)				4,851,353

Total Investments				$1,305,090,751

(a)	As of March 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2018, there were no transfers between Level 1 and Level 2.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Mid-Cap Growth Equity Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets
Opening Balance, as of September 30, 2017	$18,525,876
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(4,960,493)
Purchases	—
Sales	—

Closing Balance, as of March 31, 2018	$13,565,383

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(b)	$(4,960,493)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the Global Valuation Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Unobservable Inputs Utilized
Assets
Preferred Stocks	$13,565,383	Market	Revenue Multiple(a)	6.38x- 14.00x	7.80x

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) March 31, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.7%

Aerospace & Defense — 2.0%
Axon Enterprise, Inc.(a)(b)	10,800	$424,548
Curtiss-Wright Corp.	61,199	8,266,149
Esterline Technologies Corp.(a)(b)	5,292	387,110
HEICO Corp., Class A(b)	45,071	3,197,787
KLX, Inc.(a)	26,419	1,877,334

		14,152,928
Airlines — 0.2%
Hawaiian Holdings, Inc.	36,833	1,425,437

Auto Components — 1.9%
Dana, Inc.	51,408	1,324,270
Fox Factory Holding Corp.(a)(b)	12,519	436,913
Modine Manufacturing Co.(a)	75,709	1,601,245
Stoneridge, Inc.(a)	4,188	115,589
Tenneco, Inc.	125,737	6,899,189
Tower International, Inc.	115,493	3,204,931

		13,582,137
Banks — 2.1%
Cadence BanCorp	20,910	569,379
Central Pacific Financial Corp.	190,909	5,433,270
First Connecticut Bancorp, Inc.	4,694	120,166
Lakeland Financial Corp.	18,912	874,302
QCR Holdings, Inc.	3,431	153,880
Sandy Spring Bancorp, Inc.	13,224	512,562
TriState Capital Holdings, Inc.(a)(b)	36,415	846,649
Union Bankshares Corp.	4	147
United Community Banks, Inc.	19,022	602,046
Wintrust Financial Corp.	68,089	5,859,058

		14,971,459
Biotechnology — 8.9%
Acceleron Pharma, Inc.(a)(b)	4,799	187,641
Achaogen, Inc.(a)(b)	11,422	147,915
Achillion Pharmaceuticals, Inc.(a)(b)	40,170	149,031
Adamas Pharmaceuticals, Inc.(a)(b)	4,008	95,791
Aduro Biotech, Inc.(a)	40,930	380,649
Agenus, Inc.(a)(b)	9,321	43,902
Aimmune Therapeutics, Inc.(a)(b)	43,496	1,384,478
Akebia Therapeutics, Inc.(a)(b)	93,801	893,924
Alder Biopharmaceuticals, Inc.(a)(b)	67,296	854,659
AMAG Pharmaceuticals, Inc.(a)(b)	12,401	249,880
Amicus Therapeutics, Inc.(a)	73,139	1,100,011
AnaptysBio, Inc.(a)	5,457	567,965
Applied Genetic Technologies Corp.(a)	42,574	163,910
Arena Pharmaceuticals, Inc.(a)(b)	14,908	588,866
Array BioPharma, Inc.(a)(b)	149,999	2,447,984
Atara Biotherapeutics, Inc.(a)	12,967	505,713
Athenex, Inc.(a)	5,351	91,020
aTyr Pharma, Inc.(a)	128,224	339,794
Avexis, Inc.(a)	12,474	1,541,537
Biohaven Pharmaceutical Holding, Co. Ltd.(a)	8,599	221,510
Bluebird Bio, Inc.(a)(b)	8,399	1,434,129
Blueprint Medicines Corp.(a)(b)	19,430	1,781,731
Calithera Biosciences, Inc.(a)	110,830	698,229
ChemoCentryx, Inc.(a)(b)	63,199	859,506
Cidara Therapeutics, Inc.(a)	13,106	52,424
Clovis Oncology, Inc.(a)	38,844	2,050,963
Coherus Biosciences, Inc.(a)(b)	41,653	460,266
Conatus Pharmaceuticals, Inc.(a)(b)	118,206	693,869
Concert Pharmaceuticals, Inc.(a)	25,428	582,301
Corvus Pharmaceuticals, Inc.(a)	3,355	38,683
CytomX Therapeutics, Inc.(a)(b)	39,189	1,114,927
Deciphera Pharmaceuticals, Inc.(a)(b)	3,064	61,403
Editas Medicine, Inc.(a)(b)	12,734	422,132
Emergent BioSolutions, Inc.(a)	15,915	837,925
Enanta Pharmaceuticals, Inc.(a)(b)	7,957	643,801
EPIRUS Biopharmaceuticals, Inc.(a)	6,060	17
Esperion Therapeutics, Inc.(a)(b)	1,888	136,559

Security	Shares	Value
Biotechnology (continued)
Exact Sciences Corp.(a)(b)	81,287	$3,278,305
Exelixis, Inc.(a)	20,113	445,503
FibroGen, Inc.(a)(b)	56,849	2,626,424
Five Prime Therapeutics, Inc.(a)(b)	10,439	179,342
Flexion Therapeutics, Inc.(a)	3,914	87,713
Foundation Medicine, Inc.(a)(b)	3,134	246,803
Genomic Health, Inc.(a)(b)	31,558	987,450
Global Blood Therapeutics, Inc.(a)	13,086	632,054
Halozyme Therapeutics, Inc.(a)(b)	108,551	2,126,514
Heron Therapeutics, Inc.(a)	38,588	1,065,029
Immune Design Corp.(a)(b)	52,291	172,560
ImmunoGen, Inc.(a)(b)	35,758	376,174
Insmed, Inc.(a)(b)	13,131	295,710
Invitae Corp.(a)(b)	45,608	213,902
Ironwood Pharmaceuticals, Inc., Class A(a)(b)	121,942	1,881,565
Jounce Therapeutics, Inc.(a)	11,469	256,332
La Jolla Pharmaceutical Co.(a)	2,752	81,955
Ligand Pharmaceuticals, Inc.(a)	14,749	2,435,945
Loxo Oncology, Inc.(a)(b)	14,349	1,655,444
Mersana Therapeutics, Inc.(a)(b)	11,145	175,757
MiMedx Group, Inc.(a)(b)	57,232	398,907
Miragen Therapeutics, Inc.(a)(b)	21,844	153,126
Myriad Genetics, Inc.(a)(b)	7,035	207,884
Natera, Inc.(a)	24,354	225,762
Portola Pharmaceuticals, Inc.(a)(b)	33,056	1,079,609
Prothena Corp. PLC(a)	4,031	147,978
PTC Therapeutics, Inc.(a)(b)	37,507	1,014,939
Puma Biotechnology, Inc.(a)(b)	19,828	1,349,295
Ra Pharmaceuticals, Inc.(a)	48,154	255,698
Radius Health, Inc.(a)(b)	5,094	183,078
Recro Pharma, Inc.(a)	2,528	27,833
REGENXBIO, Inc.(a)	5,136	153,310
Repligen Corp.(a)(b)	17,444	631,124
Retrophin, Inc.(a)	20,987	469,269
Sage Therapeutics, Inc.(a)(b)	25,388	4,089,245
Sangamo Therapeutics, Inc.(a)(b)	66,132	1,256,508
Sarepta Therapeutics, Inc.(a)(b)	21,431	1,587,823
Sorrento Therapeutics, Inc.(a)	24,586	126,618
Spark Therapeutics, Inc.(a)(b)	16,605	1,105,727
Synergy Pharmaceuticals, Inc.(a)(b)	22,390	40,974
Ultragenyx Pharmaceutical, Inc.(a)(b)	17,604	897,628
Vanda Pharmaceuticals, Inc.(a)(b)	68,620	1,156,247
Veracyte, Inc.(a)	112,017	622,815
vTv Therapeutics, Inc., Class A(a)	2	8
Xencor, Inc.(a)(b)	44,798	1,343,044
ZIOPHARM Oncology, Inc.(a)(b)	165,202	647,592

		62,217,567
Building Products — 2.3%
Builders FirstSource, Inc.(a)	133,180	2,642,291
PGT Innovations, Inc.(a)	20,164	376,059
Ply Gem Holdings, Inc.(a)	2,906	62,770
Trex Co., Inc.(a)(b)	50,101	5,449,486
Universal Forest Products, Inc.	239,816	7,782,029

		16,312,635
Capital Markets — 0.8%
Moelis & Co., Class A	114,097	5,801,832

Chemicals — 3.0%
AdvanSix, Inc.(a)(b)	37,568	1,306,615
Ferro Corp.(a)(b)	23,479	545,182
GCP Applied Technologies, Inc.(a)	4,186	121,603
HB Fuller Co.	17,660	878,232
Ingevity Corp.(a)	51,715	3,810,878
Innospec, Inc.	52,098	3,573,923
KMG Chemicals, Inc.	1,911	114,564
Koppers Holdings, Inc.(a)	30,892	1,269,661
PolyOne Corp.	36,310	1,543,901
Quaker Chemical Corp.	4,053	600,371
Sensient Technologies Corp.	54,396	3,839,270

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Chemicals (continued)
Stepan Co.	16,566	$1,377,960
Trinseo SA	26,596	1,969,434

		20,951,594
Commercial Services & Supplies — 2.4%
ARC Document Solutions, Inc.(a)	248,165	545,963
Brady Corp., Class A	29,400	1,092,210
Brink’s Co.	3,914	279,264
Cimpress NV(a)	34,259	5,299,867
InnerWorkings, Inc.(a)	112,230	1,015,682
Interface, Inc.	144,813	3,649,288
Kimball International, Inc., Class B	49,671	846,394
Matthews International Corp., Class A	4,000	202,400
MSA Safety, Inc.	16,295	1,356,396
Quad/Graphics, Inc.	3,021	76,582
Tetra Tech, Inc.	55,501	2,716,774

		17,080,820
Communications Equipment — 1.7%
Aerohive Networks, Inc.(a)	5,351	21,618
Applied Optoelectronics, Inc.(a)(b)	14,231	356,629
Ciena Corp.(a)(b)	70,810	1,833,979
Extreme Networks, Inc.(a)(b)	103,059	1,140,863
Finisar Corp.(a)(b)	61,934	979,177
InterDigital, Inc.	30,309	2,230,742
Lumentum Holdings, Inc.(a)(b)	43,532	2,777,342
NETGEAR, Inc.(a)(b)	14,321	819,161
Ubiquiti Networks, Inc.(a)(b)	24,709	1,699,979

		11,859,490
Construction & Engineering — 1.5%
Comfort Systems U.S.A., Inc.	143,672	5,926,470
MasTec, Inc.(a)(b)	92,828	4,367,557

		10,294,027
Consumer Finance — 0.9%
Enova International, Inc.(a)	73,947	1,630,531
Green Dot Corp., Class A(a)	70,916	4,549,971

		6,180,502
Containers & Packaging — 0.1%
Greif, Inc., Class A	8,205	428,711

Distributors — 0.0%
Funko, Inc., Class A(a)	8,509	69,859

Diversified Consumer Services — 1.1%
Capella Education Co.	25,349	2,214,235
Carriage Services, Inc.	28,986	801,753
Grand Canyon Education, Inc.(a)	20,572	2,158,414
Sotheby’s(a)	14,085	722,701
Weight Watchers International, Inc.(a)(b)	23,406	1,491,430

		7,388,533
Diversified Telecommunication Services — 0.7%
Cogent Communications Holdings, Inc.	115,908	5,030,407

Electric Utilities — 0.7%
IDACORP, Inc.	51,835	4,575,475

Electrical Equipment — 0.6%
EnerSys	13,469	934,345
Generac Holdings, Inc.(a)(b)	48,730	2,237,194
General Cable Corp.	28,794	852,302

		4,023,841
Electronic Equipment, Instruments & Components — 2.4%
Control4 Corp.(a)	9,285	199,442
Fitbit, Inc., Class A(a)(b)	364,933	1,861,158
Insight Enterprises, Inc.(a)	22,649	791,130
Novanta, Inc.(a)(b)	21,712	1,132,281
OSI Systems, Inc.(a)(b)	62,254	4,063,319
Rogers Corp.(a)	882	105,434

Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc.(a)	8,871	$315,364
SYNNEX Corp.	64,415	6,462,113
Systemax, Inc.	24,784	707,583
Vishay Intertechnology, Inc.	65,394	1,216,328

		16,854,152
Energy Equipment & Services — 0.8%
Aspen Aerogels, Inc.(a)	30	128
Exterran Corp.(a)	14,163	378,152
FTS International, Inc.(a)	19,498	358,568
Pioneer Energy Services Corp.(a)	83,216	224,683
ProPetro Holding Corp.(a)(b)	282,169	4,483,665

		5,445,196
Equity Real Estate Investment Trusts (REITs) — 2.4%
DiamondRock Hospitality Co.	18,081	188,766
EastGroup Properties, Inc.	4,104	339,237
First Industrial Realty Trust, Inc.	173,749	5,078,683
National Storage Affiliates Trust	43,346	1,087,118
Preferred Apartment Communities, Inc., Class A(b)	3,932	55,795
PS Business Parks, Inc.(b)	46,162	5,218,152
Ryman Hospitality Properties, Inc.(b)	27,178	2,104,936
Terreno Realty Corp.(b)	83,010	2,864,675

		16,937,362
Food & Staples Retailing — 0.9%
Performance Food Group Co.(a)	212,948	6,356,498

Food Products — 0.2%
Calavo Growers, Inc.	10,667	983,497
Dean Foods Co.	79,346	683,963

		1,667,460
Health Care Equipment & Supplies — 7.0%
Abaxis, Inc.	23,647	1,669,951
Accuray, Inc.(a)	200,459	1,002,295
AtriCure, Inc.(a)(b)	58,838	1,207,356
Cantel Medical Corp.(b)	58,194	6,483,394
Cerus Corp.(a)(b)	15,039	82,414
Cutera, Inc.(a)	10,447	524,962
Globus Medical, Inc., Class A(a)	29,729	1,481,099
Haemonetics Corp.(a)	8,200	599,912
ICU Medical, Inc.(a)	4,167	1,051,751
Inogen, Inc.(a)(b)	41,919	5,149,330
Insulet Corp.(a)(b)	38,787	3,362,057
LeMaitre Vascular, Inc.	51,251	1,856,824
Masimo Corp.(a)	98,116	8,629,302
Merit Medical Systems, Inc.(a)(b)	21,591	979,152
Neogen Corp.(a)(b)	21,914	1,468,019
Nevro Corp.(a)(b)	11,871	1,028,860
Novocure Ltd.(a)	22,425	488,865
NxStage Medical, Inc.(a)	79,523	1,976,942
Orthofix International NV(a)	20,304	1,193,469
Penumbra, Inc.(a)	37,235	4,306,228
RTI Surgical, Inc.(a)(b)	302,708	1,392,457
SeaSpine Holdings Corp.(a)	81,875	830,213
STAAR Surgical Co.(a)(b)	19,062	282,118
Wright Medical Group NV(a)(b)	88,035	1,746,614

		48,793,584
Health Care Providers & Services — 2.2%
Addus Homecare Corp.(a)	1,595	77,597
AMN Healthcare Services, Inc.(a)	31,838	1,806,807
Chemed Corp.(b)	8,486	2,315,490
CorVel Corp.(a)	6,515	329,333
Ensign Group, Inc.	12,708	334,220
LHC Group, Inc.(a)	70,375	4,332,285
National Research Corp., Class A	13,188	385,749
PetIQ, Inc.(a)	17,181	457,015
Tivity Health, Inc.(a)	19,593	776,862

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Providers & Services (continued)
WellCare Health Plans, Inc.(a)	24,928	$4,826,809

		15,642,167
Health Care Technology — 1.1%
Medidata Solutions, Inc.(a)(b)	86,777	5,450,463
Quality Systems, Inc.(a)	8,395	114,592
Vocera Communications, Inc.(a)(b)	77,393	1,812,544

		7,377,599
Hotels, Restaurants & Leisure — 4.0%
BJ’s Restaurants, Inc.	58,866	2,643,083
Bloomin’ Brands, Inc.	100,527	2,440,796
Cheesecake Factory, Inc.(b)	40,780	1,966,412
Marcus Corp.	16,618	504,356
Marriott Vacations Worldwide Corp.	4,452	593,006
Pinnacle Entertainment, Inc.(a)	1,247	37,597
Planet Fitness, Inc., Class A(a)	49,149	1,856,358
Ruth’s Hospitality Group, Inc.	85,900	2,100,255
Scientific Games Corp.(a)	22,313	928,221
Texas Roadhouse, Inc.	188,367	10,883,845
Vail Resorts, Inc.	16,500	3,658,050

		27,611,979
Household Durables — 1.5%
Century Communities, Inc.(a)	584	17,491
GoPro, Inc., Class A(a)(b)	141,410	677,354
iRobot Corp.(a)(b)	53,604	3,440,841
MDC Holdings, Inc.	109,357	3,053,247
Meritage Homes Corp.(a)	15,043	680,696
Taylor Morrison Home Corp., Class A(a)(b)	39,059	909,294
TRI Pointe Group, Inc.(a)	55,458	911,175
William Lyon Homes, Class A(a)	29,876	821,291

		10,511,389
Household Products — 0.2%
Central Garden & Pet Co.(a)	24,649	1,059,907
WD-40 Co.	1,258	165,679

		1,225,586
Independent Power and Renewable Electricity Producers — 0.0%
NRG Yield, Inc., Class A	6,835	112,367

Insurance — 0.1%
Infinity Property & Casualty Corp.	926	109,638
James River Group Holdings Ltd.	9,205	326,501
Trupanion, Inc.(a)(b)	7,582	226,626

		662,765
Internet & Direct Marketing Retail — 0.4%
Nutrisystem, Inc.	41,488	1,118,102
Overstock.com, Inc.(a)(b)	6,778	245,703
PetMed Express, Inc.	13,850	578,238
Shutterfly, Inc.(a)	10,561	858,081

		2,800,124
Internet Software & Services — 6.4%
Appfolio, Inc., Class A(a)	31,694	1,294,700
Box, Inc., Class A(a)	26,994	554,727
Care.com, Inc.(a)	35,177	572,330
Cloudera, Inc.(a)(b)	66,641	1,438,113
CommerceHub, Inc., Series C(a)	6,965	156,643
Cornerstone OnDemand, Inc.(a)	41,683	1,630,222
eGain Corp.(a)	22,503	178,899
Etsy, Inc.(a)	56,756	1,592,573
Five9, Inc.(a)	64,376	1,917,761
GrubHub, Inc.(a)(b)	47,559	4,825,812
Hortonworks, Inc.(a)	65,779	1,339,918
Limelight Networks, Inc.(a)	254,801	1,047,232
LivePerson, Inc.(a)	15,286	249,926
MINDBODY, Inc., Class A(a)	19,418	755,360
MongoDB, Inc.(a)	27,021	1,172,711

Security	Shares	Value
Internet Software & Services (continued)
MongoDB, Inc. (Acquired 12/19/13, cost $2,508,556)(a)(c)	74,998	$3,237,734
New Relic, Inc.(a)	39,483	2,926,480
NIC, Inc.	205,935	2,738,936
Nutanix, Inc., Class A(a)	81,569	4,005,854
Okta, Inc., Class A(a)(b)	61,331	2,444,040
QuinStreet, Inc.(a)	79,762	1,018,561
Rhythmone PLC(a)	2,850	6,997
SendGrid, Inc.(a)(b)	25,622	721,003
Shutterstock, Inc.(a)	12,157	585,360
Stamps.com, Inc.(a)(b)	3,515	706,691
TechTarget, Inc.(a)	37,817	751,802
Trade Desk, Inc., Class A(a)	4,494	222,992
TrueCar, Inc.(a)	33,477	316,692
Twilio, Inc., Class A(a)(b)	52,030	1,986,505
Wix.com Ltd.(a)(b)	5,313	422,649
Yelp, Inc.(a)(b)	82,172	3,430,681
Yext, Inc.(a)	3,214	40,657

		44,290,561
IT Services — 1.6%
Blackhawk Network Holdings, Inc.(a)	17,657	789,268
CSG Systems International, Inc.	16,946	767,484
EPAM Systems, Inc.(a)(b)	38,972	4,463,073
Everi Holdings, Inc.(a)	148,061	972,761
Hackett Group, Inc.	121,241	1,947,130
Syntel, Inc.(a)	4,087	104,341
Travelport Worldwide Ltd.	18,224	297,780
Unisys Corp.(a)(b)	96,189	1,034,032
Virtusa Corp.(a)	10,050	487,023

		10,862,892
Leisure Products — 0.9%
Malibu Boats, Inc., Class A(a)(b)	71,575	2,377,006
MCBC Holdings, Inc.(a)	159,745	4,025,574

		6,402,580
Life Sciences Tools & Services — 1.2%
Cambrex Corp.(a)(b)	21,839	1,142,180
Enzo Biochem, Inc.(a)	97,018	531,659
Harvard Bioscience, Inc.(a)	137,718	688,590
Luminex Corp.	41,989	884,708
Medpace Holdings, Inc.(a)(b)	16,608	579,785
NanoString Technologies, Inc.(a)	88,754	666,543
Pacific Biosciences of California, Inc.(a)(b)	53,829	110,349
PRA Health Sciences, Inc.(a)(b)	38,622	3,204,081
Syneos Health, Inc.(a)	17,090	606,695

		8,414,590
Machinery — 4.6%
Alamo Group, Inc.	76,544	8,412,186
Altra Industrial Motion Corp.	33,896	1,557,521
Briggs & Stratton Corp.	110,509	2,365,998
EnPro Industries, Inc.	5,812	449,733
Harsco Corp.(a)	40,505	836,428
Kadant, Inc.	62,000	5,859,000
Lindsay Corp.	4,389	401,330
Manitowoc Co., Inc.(a)	7,696	219,028
Milacron Holdings Corp.(a)	1,347	27,129
Rexnord Corp.(a)(b)	105,727	3,137,977
Standex International Corp.	14,427	1,375,614
Watts Water Technologies, Inc., Class A	76,060	5,909,862
Woodward, Inc.	20,934	1,500,130

		32,051,936
Media — 1.0%
Central European Media Enterprises Ltd., Class A(a)(b)	124,401	522,484
Entravision Communications Corp., Class A	518,869	2,438,684
Eros International PLC, Class A(a)(b)	31,256	340,690

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Media (continued)
Harte-Hanks, Inc.(a)	11,246	$103,688
IMAX Corp.(a)	6,812	130,790
World Wrestling Entertainment, Inc., Class A	90,702	3,266,179

		6,802,515
Metals & Mining — 0.7%
Materion Corp.	7,291	372,206
Schnitzer Steel Industries, Inc., Class A	34,658	1,121,186
Worthington Industries, Inc.	86,363	3,706,700

		5,200,092
Multiline Retail — 0.3%
Big Lots, Inc.	26,310	1,145,274
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	12,273	740,062

		1,885,336
Oil, Gas & Consumable Fuels — 0.3%
Carrizo Oil & Gas, Inc.(a)(b)	9,425	150,800
CVR Energy, Inc.	5,665	171,196
Eclipse Resources Corp.(a)	76,017	109,464
EP Energy Corp., Class A(a)(b)	104,669	140,256
Evolution Petroleum Corp.	96,617	777,767
Matador Resources Co.(a)(b)	18,404	550,464
Oasis Petroleum, Inc.(a)(b)	24	194
W&T Offshore, Inc.(a)	27,217	120,571

		2,020,712
Paper & Forest Products — 0.2%
Boise Cascade Co.	12,166	469,608
Schweitzer-Mauduit International, Inc.	20,772	813,224

		1,282,832
Personal Products — 0.9%
Inter Parfums, Inc.	75,461	3,557,986
Medifast, Inc.	13,478	1,259,519
USANA Health Sciences, Inc.(a)	20,725	1,780,277

		6,597,782
Pharmaceuticals — 3.9%
Aerie Pharmaceuticals, Inc.(a)(b)	1,479	80,236
Catalent, Inc.(a)(b)	172,232	7,071,846
Corcept Therapeutics, Inc.(a)(b)	117,843	1,938,517
Dermira, Inc.(a)(b)	76,795	613,592
Durect Corp.(a)(b)	265,996	569,231
Innoviva, Inc.(a)	28,159	469,411
Intersect ENT, Inc.(a)	17,422	684,685
Juniper Pharmaceuticals, Inc.(a)	33,889	343,973
Medicines Co.(a)(b)	51,911	1,709,948
Nektar Therapeutics(a)(b)	83,670	8,890,774
Omeros Corp.(a)(b)	36,527	408,007
Phibro Animal Health Corp., Class A	71,093	2,822,392
Prestige Brands Holdings, Inc.(a)(b)	19,927	671,938
Reata Pharmaceuticals, Inc., Class A(a)(b)	5,781	118,568
Revance Therapeutics, Inc.(a)(b)	21,243	654,284
Supernus Pharmaceuticals, Inc.(a)	2,399	109,874
Zogenix, Inc.(a)	5,408	216,590

		27,373,866
Professional Services — 2.3%
ASGN, Inc.(a)	51,432	4,211,252
CRA International, Inc.	31,878	1,666,901
Forrester Research, Inc.	7,923	328,408
Insperity, Inc.	118,998	8,276,311
Korn/Ferry International	16,397	845,921
WageWorks, Inc.(a)	16,351	739,065

		16,067,858
Real Estate Management & Development — 0.2%
Kennedy-Wilson Holdings, Inc.	67,964	1,182,574

Road & Rail — 0.5%
Avis Budget Group, Inc.(a)(b)	16,929	792,954

Security	Shares	Value
Road & Rail (continued)
Knight-Swift Transportation Holdings, Inc.	16,738	$770,115
Marten Transport Ltd.	54,977	1,253,476
Saia, Inc.(a)	5,404	406,111
Werner Enterprises, Inc.	1,390	50,735

		3,273,391
Semiconductors & Semiconductor Equipment — 6.0%
Advanced Energy Industries, Inc.(a)	54,718	3,496,480
Alpha & Omega Semiconductor Ltd.(a)	70,175	1,084,204
Brooks Automation, Inc.	36,307	983,194
Cabot Microelectronics Corp.	43,050	4,611,086
Cirrus Logic, Inc.(a)(b)	104,359	4,240,106
Cohu, Inc.	10,121	230,860
Diodes, Inc.(a)	1,163	35,425
Entegris, Inc.	233,554	8,127,679
Integrated Device Technology, Inc.(a)(b)	52,053	1,590,740
Kopin Corp.(a)	46,961	146,518
Microsemi Corp.(a)	20,317	1,314,916
MKS Instruments, Inc.	26,894	3,110,291
Monolithic Power Systems, Inc.	72,113	8,348,522
Power Integrations, Inc.	12,042	823,071
Semtech Corp.(a)	69,580	2,717,099
Synaptics, Inc.(a)(b)	5,412	247,491
Ultra Clean Holdings, Inc.(a)	16,562	318,818
Xcerra Corp.(a)	29,303	341,380

		41,767,880
Software — 7.3%
A10 Networks, Inc.(a)	385,536	2,243,820
Aspen Technology, Inc.(a)	6,639	523,751
Bottomline Technologies, Inc.(a)	124,701	4,832,164
Fair Isaac Corp.(a)	37,940	6,425,898
HubSpot, Inc.(a)	4,053	438,940
Imperva, Inc.(a)	35,826	1,551,266
MicroStrategy, Inc., Class A(a)	51,392	6,629,054
MobileIron, Inc.(a)	17,540	86,823
Model N, Inc.(a)	9,916	178,984
Paylocity Holding Corp.(a)(b)	36,494	1,869,588
Progress Software Corp.	4,348	167,181
Proofpoint, Inc.(a)	35,951	4,085,831
Qualys, Inc.(a)	4,881	355,093
RealNetworks, Inc.(a)	7,965	24,373
RingCentral, Inc., Class A(a)(b)	85,863	5,452,300
Varonis Systems, Inc.(a)(b)	82,383	4,984,172
Verint Systems, Inc.(a)(b)	3,603	153,488
Zendesk, Inc.(a)(b)	220,729	10,566,297
Zix Corp.(a)(b)	91,992	392,806

		50,961,829
Specialty Retail — 1.9%
Abercrombie & Fitch Co., Class A	8,432	204,139
Asbury Automotive Group, Inc.(a)(b)	15,754	1,063,395
Camping World Holdings, Inc., Class A	15,109	487,265
Cato Corp., Class A	18,485	272,469
Children’s Place, Inc.	11,983	1,620,701
Citi Trends, Inc.	20,463	632,511
Five Below, Inc.(a)	48,536	3,559,630
Group 1 Automotive, Inc.	29,658	1,937,854
Haverty Furniture Cos., Inc.	12	242
Lithia Motors, Inc., Class A	11,296	1,135,474
RH(a)(b)	16,671	1,588,413
Sonic Automotive, Inc., Class A	16,692	316,313
Zumiez, Inc.(a)(b)	5,102	121,938

		12,940,344
Technology Hardware, Storage & Peripherals — 0.5%
Avid Technology, Inc.(a)(b)	4,186	19,004
Pure Storage, Inc., Class A(a)(b)	170,849	3,408,438

		3,427,442

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 0.8%
Crocs, Inc.(a)	48,417	$786,776
Culp, Inc.	45,117	1,378,324
Deckers Outdoor Corp.(a)(b)	20,552	1,850,297
Oxford Industries, Inc.	5,213	388,681
Steven Madden Ltd.	20,669	907,369
Wolverine World Wide, Inc.	12,893	372,608

		5,684,055
Thrifts & Mortgage Finance — 0.9%
Essent Group Ltd.(a)	112,624	4,793,277
Federal Agricultural Mortgage Corp., Class C	2,059	179,174
First Defiance Financial Corp.	9,133	523,504
LendingTree, Inc.(a)(b)	2,192	719,305
Meridian Bancorp, Inc.	10,628	214,154
Washington Federal, Inc.	2,751	95,185

		6,524,599
Trading Companies & Distributors — 2.0%
Applied Industrial Technologies, Inc.	110,672	8,067,989
Beacon Roofing Supply, Inc.(a)	55,779	2,960,192
Fortress Transportation & Infrastructure
Investors LLC	1,864	29,731
H&E Equipment Services, Inc.	17,292	665,569
Rush Enterprises, Inc., Class A(a)	46,332	1,968,647

		13,692,128
Water Utilities — 0.0%
SJW Group	2,950	155,494

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)(b)	46,829	1,159,954

Total Common Stocks — 98.7% (Cost: $587,131,395)		688,368,724

Preferred Stocks — 0.5%
Household Durables — 0.0%
AliphCom:
Series 6 (Acquired 6/03/14, cost $0)(a)(c)(d)	8,264	—
Series 8 (Acquired 8/31/15, cost $1,174,984)(a)(c)(d)	192,156	2

		2

Security	Shares	Value
Software — 0.5%
Illumio Inc., Series C (Acquired 3/10/15, cost $1,000,317) (a)(c)(d)	311,155	$1,098,377
Palantir Technologies, Inc., Series I (Acquired 2/06/14, cost $2,499,998) (a)(c)(d)	407,830	2,247,143

		3,345,520

Total Preferred Stocks — 0.5% (Cost: $4,675,299)		3,345,522

Rights — 0.1%
Biotechnology — 0.1%
Dyax Corp.—CVR (a)(c)(d)	185,004	423,659

Total Rights — 0.1% (Cost: $ — )		423,659

Total Long-Term Investments — 99.3% (Cost: $591,806,694)		692,137,905

Short-Term Securities — 17.5%
BlackRock Liquidity Funds, T-Fund, Institutional
Class, 1.53% (e)(g)	6,523,003	6,523,003
SL Liquidity Series, LLC, Money Market Series, 1.85% (e)(f)(g)	115,538,833	115,527,279

Total Short-Term Securities — 17.5% (Cost: $122,053,456)		122,050,282

Total Investments — 116.8% (Cost: $713,860,150)		814,188,187
Liabilities in Excess of Other Assets — (16.8)%		(116,826,569)

Net Assets — 100.0%		$697,361,618

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $6,583,256, representing 0.9% of its net assets as of period end, and an original cost of $7,183,855.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	During the six months ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,080,253	2,557,250	6,523,003	6,523,003	$40,585		$25	$—
SL Liquidity Series, LLC, Money Market Series	4,197,442	111,341,391	115,538,833	115,527,279	172,076	(b)	(2,523)	(3,380)

				$122,050,282	$212,661		$(2,498)	$(3,380)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviation

CVR	Contingent Value Rights

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Advantage Small Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	98	06/15/18	$7,503	$(153,895)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities was as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments	Net unrealized depreciation(a)	$—	$—	$153,895	$—	$—	$—	$153,895

Futures contracts

(a)	Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$603,316	$—	$—	$—	$603,316

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(430,510)	$—	$—	$—	$(430,510)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$6,017,778

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Advantage Small Cap Growth Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$14,152,928	$—	$—	$14,152,928
Airlines	1,425,437	—	—	1,425,437
Auto Components	13,582,137	—	—	13,582,137
Banks	14,971,459	—	—	14,971,459
Biotechnology	62,217,567	—	—	62,217,567
Building Products	16,312,635	—	—	16,312,635
Capital Markets	5,801,832	—	—	5,801,832
Chemicals	20,951,594	—	—	20,951,594
Commercial Services & Supplies	17,080,820	—	—	17,080,820
Communications Equipment	11,859,490	—	—	11,859,490
Construction & Engineering	10,294,027	—	—	10,294,027
Consumer Finance	6,180,502	—	—	6,180,502
Containers & Packaging	428,711	—	—	428,711
Distributors	69,859	—	—	69,859
Diversified Consumer Services	7,388,533	—	—	7,388,533
Diversified Telecommunication Services	5,030,407	—	—	5,030,407
Electric Utilities	4,575,475	—	—	4,575,475
Electrical Equipment	4,023,841	—	—	4,023,841
Electronic Equipment, Instruments & Components	10,392,039	6,462,113	—	16,854,152
Energy Equipment & Services	5,445,196	—	—	5,445,196
Equity Real Estate Investment Trusts (REITs)	16,937,362	—	—	16,937,362
Food & Staples Retailing	6,356,498	—	—	6,356,498
Food Products	1,667,460	—	—	1,667,460
Health Care Equipment & Supplies	48,793,584	—	—	48,793,584
Health Care Providers & Services	15,642,167	—	—	15,642,167
Health Care Technology	7,377,599	—	—	7,377,599
Hotels, Restaurants & Leisure	27,611,979	—	—	27,611,979
Household Durables	10,511,389	—	—	10,511,389
Household Products	1,225,586	—	—	1,225,586
Independent Power and Renewable Electricity Producers	112,367	—	—	112,367
Insurance	662,765	—	—	662,765
Internet & Direct Marketing Retail	2,800,124	—	—	2,800,124
Internet Software & Services	41,052,827	3,237,734	—	44,290,561
IT Services	10,862,892	—	—	10,862,892
Leisure Products	6,402,580	—	—	6,402,580
Life Sciences Tools & Services	8,414,590	—	—	8,414,590
Machinery	32,051,936	—	—	32,051,936
Media	6,802,515	—	—	6,802,515
Metals & Mining	5,200,092	—	—	5,200,092
Multiline Retail	1,885,336	—	—	1,885,336
Oil, Gas & Consumable Fuels	2,020,712	—	—	2,020,712
Paper & Forest Products	1,282,832	—	—	1,282,832
Personal Products	6,597,782	—	—	6,597,782
Pharmaceuticals	27,373,866	—	—	27,373,866
Professional Services	16,067,858	—	—	16,067,858
Real Estate Management & Development	1,182,574	—	—	1,182,574
Road & Rail	3,273,391	—	—	3,273,391
Semiconductors & Semiconductor Equipment	41,767,880	—	—	41,767,880
Software	50,961,829	—	—	50,961,829
Specialty Retail	12,940,344	—	—	12,940,344
Technology Hardware, Storage & Peripherals	3,427,442	—	—	3,427,442
Textiles, Apparel & Luxury Goods	5,684,055	—	—	5,684,055
Thrifts & Mortgage Finance	6,524,599	—	—	6,524,599
Trading Companies & Distributors	13,692,128	—	—	13,692,128

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) March 31, 2018	BlackRock Advantage Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Water Utilities	$155,494	$—	$—	$155,494
Wireless Telecommunication Services	1,159,954	—	—	1,159,954
Preferred Stocks
Household Durables	—	—	2	2
Software	—	—	3,345,520	3,345,520
Rights	—	—	423,659	423,659
Short-Term Securities	6,523,003	—	—	6,523,003

Subtotal	$685,191,880	$9,699,847	$3,769,181	$698,660,908

Investments Valued at NAV(a)				115,527,279

Total Investments				$814,188,187

Derivative Financial Instruments(b) Liabilities
Equity contracts	$(153,895)	$—	$—	$(153,895)

(a)	As of March 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	27

Statement of Assets and Liabilities  (unaudited)

March 31, 2018

	BlackRock Advantage Large Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$784,665,999	$1,279,594,808	$692,137,905
Investments at value — affiliated(c)	7,325,172	25,495,943	122,050,282
Cash	170,344	106,761	151,258
Cash pledged for futures contracts	381,000	—	347,000
Foreign currency at value(d)	—	1,841	—
Receivables:
Investments sold	9,775,077	3,250,732	4,744,564
Capital shares sold	410,995	4,997,786	537,148
Dividends — unaffiliated	579,300	172,121	260,440
Dividends — affiliated	9,326	13,982	13,216
From the Manager	171,059	49,641	267,977
Securities lending income — affiliated	86	630	44,579
Deferred offering costs	8,627	1,187	23,686
Prepaid expenses	58,810	128,873	83,769

Total assets	803,555,795	1,313,814,305	820,661,824

LIABILITIES
Cash collateral on securities loaned at value	—	4,851,773	115,532,691
Payables:
Investments purchased	9,292,399	9,052,313	4,345,945
Capital shares redeemed	895,576	1,220,528	2,136,665
Investment advisory fees	304,447	1,063,384	180,106
Trustees’ and Officer’s fees	1,497	3,100	7,482
Other affiliates	31,629	117,601	122,899
Other accrued expenses	453,878	694,304	897,281
Service and distribution fees	177,349	212,568	77,137

Total liabilities	11,156,775	17,215,571	123,300,206

NET ASSETS	$792,399,020	$1,296,598,734	$697,361,618

NET ASSETS CONSIST OF
Paid-in capital	$688,227,186	$964,365,546	$544,374,909
Undistributed net investment income (accumulated net investment loss)	943,085	(5,426,493)	423,836
Accumulated net realized gain	24,546,755	53,934,428	52,388,731
Net unrealized appreciation (depreciation)	78,681,994	283,725,253	100,174,142

NET ASSETS	$792,399,020	$1,296,598,734	$697,361,618

(a) Investments at cost — unaffiliated	$705,731,251	$995,869,226	$591,806,694
(b) Securities loaned at value	—	$4,914,339	$114,980,724
(c) Investments at cost — affiliated	$7,325,172	$25,496,237	$122,053,456
(d) Foreign currency at cost	—	$1,877	—

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited) (continued)

March 31, 2018

	BlackRock Advantage Large Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

NET ASSET VALUE
Institutional
Net assets	$69,439,394	$498,184,267	$443,995,100

Shares outstanding(a)	4,424,601	20,785,573	22,036,865

Net asset value	$15.69	$23.97	$20.15

Service
Net assets	$165,995	$41,939,052	$5,536,638

Shares outstanding(a)	10,751	1,924,964	323,359

Net asset value	$15.44	$21.79	$17.12

Investor A
Net assets	$674,260,921	$621,329,769	$194,828,358

Shares outstanding(a)	44,850,271	29,795,631	12,515,126

Net asset value	$15.03	$20.85	$15.57

Investor C
Net assets	$46,395,917	$104,319,297	$31,787,018

Shares outstanding(a)	3,615,611	6,339,233	3,591,539

Net asset value	$12.83	$16.46	$8.85

Class K
Net assets	$191,708	$37,530,721	$1,741,637

Shares outstanding(a)	12,217	1,563,138	86,449

Net asset value	$15.69	$24.01	$20.15

Class R
Net assets	$1,945,125	$14,265,154	$19,472,867

Shares outstanding(a)	125,032	694,288	1,251,087

Net asset value	$15.56	$20.55	$15.56

(a)	Unlimited number of shares authorized, $ 0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statement of Operations  (unaudited)

Six Months Ended March 31, 2018

	BlackRock Advantage Large Cap Growth Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Advantage Small Cap Growth Fund

INVESTMENT INCOME
Dividends — unaffiliated	$5,365,790	$1,389,753	$2,781,054 (a)
Dividends — affiliated	48,652	61,433	40,585
Securities lending income — affiliated — net	315	23,407	172,076
Foreign taxes withheld	—	(5,797)	—

Total investment income	5,414,757	1,468,796	2,993,715

EXPENSES
Investment advisory	2,087,959	4,225,242	1,423,264
Service and distribution — class specific	1,019,616	1,203,943	316,550
Transfer agent — class specific	517,581	781,426	576,837
Administration	152,570	221,064	132,675
Administration — class specific	73,322	107,901	63,270
Professional	42,806	45,202	59,456
Registration	41,706	78,846	39,404
Accounting services	33,581	43,342	30,779
Printing	26,502	30,567	31,639
Custodian	15,621	5,344	36,721
Trustees and Officer	8,713	12,207	10,445
Reorganization	—	—	88,500
Recoupment of past waived and/or reimbursed fees — class specific	—	206,514	—
Miscellaneous	20,693	16,401	32,284

Total expenses	4,040,670	6,977,999	2,841,824
Less:
Fees waived and/or reimbursed by the Manager	(235,381)	(13,190)	(362,614)
Administration fees waived — class specific	(73,322)	(11,009)	(63,230)
Transfer agent fees waived and/or reimbursed — class specific	(441,913)	(58,511)	(518,292)

Total expenses after fees waived and/or reimbursed	3,290,054	6,895,289	1,897,688

Net investment income (loss)	2,124,703	(5,426,493)	1,096,027

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	33,969,539	59,835,748	64,414,676
Investments — affiliated	—	(1,199)	(2,523)
Capital gain distributions received from affiliated investment companies	27	25	25
Futures contracts	859,186	—	603,316
Foreign currency transactions	88	56,913	—

	34,828,840	59,891,487	65,015,494

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	27,429,882	62,020,016	(35,182,451)
Investments — affiliated	—	(294)	(3,380)
Futures contracts	(285,021)	—	(430,510)
Foreign currency translations	3,524	(54)	—

	27,148,385	62,019,668	(35,616,341)

Net realized and unrealized gain	61,977,225	121,911,155	29,399,153

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$64,101,928	$116,484,662	$30,495,180

(a)	Includes non-recurring dividends in the amount of $634,086.

See notes to financial statements.

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

	BlackRock Advantage Large Cap Growth Fund		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Advantage Small Cap Growth Fund
	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17 (a)	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17	Six Months Ended 03/31/18 (unaudited)	Year Ended 09/30/17

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$2,124,703	$2,284,787	$(5,426,493)	$(3,780,220)	$1,096,027	$1,687,023
Net realized gain	34,828,840	75,516,919	59,891,487	39,306,882	65,015,494	86,308,295
Net change in unrealized appreciation (depreciation)	27,148,385	15,494,995	62,019,668	101,647,067	(35,616,341)	37,629,445

Net increase in net assets resulting from operations	64,101,928	93,296,701	116,484,662	137,173,729	30,495,180	125,624,763

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income:
Institutional	(353,658)	(335,279)	—	—	(2,200,554)	(249,712)
Service	(599)	(692)	—	—	(15,763)	—
Investor A	(2,565,760)	(1,857,805)	—	—	(133,790)	—
Class R	—	(5,742)	—	—	—	—
From net realized gain:
Institutional	(3,686,629)	—	(10,878,492)	—	(51,976,169)	—
Service	(10,995)	—	(588,451)	—	(1,093,835)	—
Investor A	(38,216,794)	—	(19,108,122)	—	(18,280,982)	—
Investor B	(23,111)	—	(5,707)	—	—	—
Investor C	(3,038,950)	—	(3,228,374)	—	(3,695,483)	—
Class K	—	—	(258,190)	—	—	—
Class R	(102,816)	—	(406,455)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(47,999,312)	(2,199,518)	(34,473,791)	—	(77,396,576)	(249,712)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	338,640,014	(81,444,680)	310,188,413	209,802,876	(17,567,959)	(139,859,530)

NET ASSETS
Total increase (decrease) in net assets	354,742,630	9,652,503	392,199,284	346,976,605	(64,469,355)	(14,484,479)
Beginning of period	437,656,390	428,003,887	904,399,450	557,422,845	761,830,973	776,315,452

End of period	$792,399,020	$437,656,390	$1,296,598,734	$904,399,450	$697,361,618	$761,830,973

Undistributed net investment income (accumulated net investment loss), end of period	$943,085	$1,738,399	$(5,426,493)	—	$423,836	$1,677,916

(a)	Consolidated Statements of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund
	Institutional
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30, (a)
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$15.20		$12.32	$12.07	$14.51	$14.04	$12.53

Net investment income(b)	0.07		0.12	0.10	0.06	0.29	0.19
Net realized and unrealized gain (loss)	1.38		2.87	1.06	(0.25)	0.53	1.46

Net increase (decrease) from investment operations	1.45		2.99	1.16	(0.19)	0.82	1.65

Distributions(c)
From net investment income	(0.08)		(0.11)	(0.07)	(0.41)	(0.21)	(0.14)
From net realized gain	(0.88)		—	(0.84)	(1.84)	(0.14)	—

Total distributions	(0.96)		(0.11)	(0.91)	(2.25)	(0.35)	(0.14)

Net asset value, end of period	$15.69		$15.20	$12.32	$12.07	$14.51	$14.04

Total Return(d)
Based on net asset value	9.90	%(e)	24.43%	9.75%	(2.15)%	5.76%	13.36%

Ratios to Average Net Assets
Total expenses(f)	0.81	%(g)(h)	1.10%	1.14%	1.11%	1.09%	1.15%

Total expenses after fees waived and/or reimbursed(f)	0.62	%(g)	0.84%	0.92%	0.92%	0.96%	0.97%

Net investment income(f)	0.86	%(g)	0.91%	0.86%	0.46%	1.99%	1.48%

Supplemental Data
Net assets, end of period (000)	$69,439		$36,574	$37,417	$40,870	$53,274	$64,078

Portfolio turnover rate	80%		130%	36%	156%	102%	119%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Offering expenses were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 0.82%.

See notes to financial statements.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Service
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30, (a)
			2017	2016		2015		2014	2013
Net asset value, beginning of period	$14.95		$12.12	$11.86		$14.29		$13.81	$12.30

Net investment income(b)	0.04		0.08	0.06		0.01		0.23	0.14
Net realized and unrealized gain (loss)	1.38		2.82	1.05		(0.24)		0.54	1.44

Net increase (decrease) from investment operations	1.42		2.90	1.11		(0.23)		0.77	1.58

Distributions(c)
From net investment income	(0.05)		(0.07)	(0.01)		(0.36)		(0.15)	(0.07)
From net realized gain	(0.88)		—	(0.84)		(1.84)		(0.14)	—

Total distributions	(0.93)		(0.07)	(0.85)		(2.20)		(0.29)	(0.07)

Net asset value, end of period	$15.44		$14.95	$12.12		$11.86		$14.29	$13.81

Total Return(d)
Based on net asset value	9.81	%(e)	24.03%	9.44%		(2.49)%		5.45%	13.00%

Ratios to Average Net Assets
Total expenses(f)	1.02	%(g)	1.24%	1.26	%(h)	1.33	%(h)	1.30%	1.75	%(h)

Total expenses after fees waived and/or reimbursed(f)	0.87	%(g)	1.11%	1.24%		1.23%		1.27%	1.29%

Net investment income(f)	0.56	%(g)	0.59%	0.54%		0.10%		1.60%	1.15%

Supplemental Data
Net assets, end of period (000)	$166		$189	$119		$108		$211	$421

Portfolio turnover rate	80%		130%	36%		156%		102%	119%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013
Expense ratios	1.21%	1.30%	1.30%	1.73%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor A
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30, (a)
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$14.59		$11.83	$11.61	$14.04	$13.59	$12.14

Net investment income(b)	0.05		0.08	0.06	0.02	0.22	0.14
Net realized and unrealized gain (loss)	1.33		2.75	1.02	(0.24)	0.54	1.41

Net increase (decrease) from investment operations	1.38		2.83	1.08	(0.22)	0.76	1.55

Distributions(c)
From net investment income	(0.06)		(0.07)	(0.02)	(0.37)	(0.17)	(0.10)
From net realized gain	(0.88)		—	(0.84)	(1.84)	(0.14)	—

Total distributions	(0.94)		(0.07)	(0.86)	(2.21)	(0.31)	(0.10)

Net asset value, end of period	$15.03		$14.59	$11.83	$11.61	$14.04	$13.59

Total Return(d)
Based on net asset value	9.78	%(e)	24.03%	9.39%	(2.46)%	5.46%	12.92%

Ratios to Average Net Assets
Total expenses(f)	1.07	%(g)(h)	1.35%	1.42%	1.41%	1.40%	1.43%

Total expenses after fees waived and/or reimbursed(f)	0.87	%(g)	1.13%	1.24%	1.24%	1.27%	1.29%

Net investment income(f)	0.61	%(g)	0.60%	0.54%	0.14%	1.55%	1.11%

Supplemental Data
Net assets, end of period (000)	$674,261		$351,398	$323,297	$355,844	$443,630	$512,059

Portfolio turnover rate	80%		130%	36%	156%	102%	119%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Offering expenses were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 1.08%.

See notes to financial statements.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Investor C
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30, (a)
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$12.53		$10.19	$10.16	$12.57	$12.20	$10.91

Net investment income (loss)(b)	(0.01)		(0.02)	(0.02)	(0.07)	0.10	0.04
Net realized and unrealized gain (loss)	1.15		2.36	0.89	(0.20)	0.48	1.27

Net increase (decrease) from investment operations	1.14		2.34	0.87	(0.27)	0.58	1.31

Distributions(c)
From net investment income	—		—	—	(0.30)	(0.07)	(0.02)
From net realized gain	(0.84)		—	(0.84)	(1.84)	(0.14)	—

Total distributions	(0.84)		—	(0.84)	(2.14)	(0.21)	(0.02)

Net asset value, end of period	$12.83		$12.53	$10.19	$10.16	$12.57	$12.20

Total Return(d)
Based on net asset value	9.43	%(e)	22.96%	8.63%	(3.26)%	4.67%	12.01%

Ratios to Average Net Assets
Total expenses(f)	1.86	%(g)	2.12%	2.17%	2.15%	2.14%	2.20%

Total expenses after fees waived and/or reimbursed(f)	1.62	%(g)	1.91%	2.01%	2.01%	2.04%	2.06%

Net investment income (loss)(f)	(0.19	)%(g)	(0.16)%	(0.23)%	(0.63)%	0.78%	0.34%

Supplemental Data
Net assets, end of period (000)	$46,396		$46,804	$63,586	$72,966	$90,904	$103,097

Portfolio turnover rate	80%		130%	36%	156%	102%	119%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Investments in underlying funds	—	—	—	0.01%	0.01%	0.03%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class K
	Period from 01/25/18 (a) to 03/31/18 (unaudited)
Net asset value, beginning of period	$16.37

Net investment income(b)	0.03
Net realized and unrealized loss	(0.71)

Net decrease from investment operations	(0.68)

Net asset value, end of period	$15.69

Total Return(c)
Based on net asset value	(4.15	)%(d)

Ratios to Average Net Assets
Total expenses	0.68	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.57	%(f)

Net investment income	1.02	%(f)

Supplemental Data
Net assets, end of period (000)	$192

Portfolio turnover rate	80	%(g)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Offering expenses were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 0.69%.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Growth Fund (continued)
	Class R (a)
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014		2013
Net asset value, beginning of period	$15.01		$12.17	$11.94	$14.41	$13.94		$12.46

Net investment income (loss)(b)	0.02		0.04	0.02	(0.03)	0.19		0.10
Net realized and unrealized gain (loss)	1.39		2.84	1.05	(0.25)	0.53		1.45

Net increase (decrease) from investment operations	1.41		2.88	1.07	(0.28)	0.72		1.55

Distributions(c)
From net investment income	—		(0.04)	—	(0.35)	(0.11)		(0.07)
From net realized gain	(0.86)		—	(0.84)	(1.84)	(0.14)		—

Total distributions	(0.86)		(0.04)	(0.84)	(2.19)	(0.25)		(0.07)

Net asset value, end of period	$15.56		$15.01	$12.17	$11.94	$14.41		$13.94

Total Return(d)
Based on net asset value	9.67	%(e)	23.68%	9.04%	(2.86)%	5.05%		12.51%

Ratios to Average Net Assets
Total expenses(f)	1.38	%(g)	1.66%	1.74%	1.69%	1.68	%(h)	1.78%

Total expenses after fees waived and/or reimbursed(f)	1.12	%(g)	1.45%	1.60%	1.60%	1.63%		1.65%

Net investment income (loss)(f)	0.29	%(g)	0.28%	0.20%	(0.23)%	1.30%		0.78%

Supplemental Data
Net assets, end of period (000)	$1,945		$2,332	$1,875	$1,138	$1,446		$1,028

Portfolio turnover rate	80%		130%	36%	156%	102%		119%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013

Investments in underlying funds	—	—	—	0.01%	0.01%	0.03%

(g)	Annualized.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.67%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio
	Institutional
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$22.10		$17.87		$16.42	$17.67	$18.22	$13.58

Net investment income (loss)(a)	(0.08)		(0.05	)(b)	(0.12)	(0.11)	(0.12)	0.05
Net realized and unrealized gain	2.70		4.28		2.00	0.77	2.49	4.59

Net increase from investment operations	2.62		4.23		1.88	0.66	2.37	4.64

Distributions from net realized gain(c)	(0.75)		—		(0.43)	(1.91)	(2.92)	—

Net asset value, end of period	$23.97		$22.10		$17.87	$16.42	$17.67	$18.22

Total Return(d)
Based on net asset value	12.10	%(e)	23.67%		11.60%	4.37%	14.70%	34.17%

Ratios to Average Net Assets
Total expenses(f)	1.00	%(g)	1.08%		1.11%	1.06%	1.11%	1.13%

Total expenses after fees waived and/or reimbursed	0.99	%(g)	1.08%		1.08%	1.05%	1.10%	1.11%

Net investment income (loss)	(0.70	)%(g)	(0.25	)%(b)	(0.71)%	(0.61)%	(0.68)%	0.30%

Supplemental Data
Net assets, end of period (000)	$498,184		$278,701		$99,759	$84,605	$33,448	$21,485

Portfolio turnover rate	29%		59%		81%	95%	123%	160%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	1.00%	1.07%	1.10%	1.06%	1.08%	1.11%

(g)	Annualized.

See notes to financial statements.

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Service
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016		2015		2014		2013
Net asset value, beginning of period	$20.18		$16.35		$15.00		$16.34		$17.05		$12.77

Net investment loss(a)	(0.10)		(0.12	)(b)	(0.13)		(0.16)		(0.19)		(0.02)
Net realized and unrealized gain	2.46		3.95		1.82		0.71		2.31		4.30

Net increase from investment operations	2.36		3.83		1.69		0.55		2.12		4.28

Distributions from net realized gain(c)	(0.75)		—		(0.34)		(1.89)		(2.83)		—

Net asset value, end of period	$21.79		$20.18		$16.35		$15.00		$16.34		$17.05

Total Return(d)
Based on net asset value	11.99	%(e)	23.43%		11.39%		3.94%		14.11%		33.52%

Ratios to Average Net Assets
Total expenses	1.24	%(f)(g)	1.29%		1.26	%(f)	1.50	%(f)	1.58	%(f)	1.67	%(f)

Total expenses after fees waived and/or reimbursed	1.22	%(g)	1.29%		1.25%		1.48%		1.58%		1.58%

Net investment loss	(0.96	)%(g)	(0.67	)%(b)	(0.88)%		(1.00)%		(1.17)%		(0.15)%

Supplemental Data
Net assets, end of period (000)	$41,939		$12,718		$1,343		$1,384		$3,838		$2,065

Portfolio turnover rate	29%		59%		81%		95%		123%		160%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/18 (unauidited)	Year Ended September 30,
		2016	2015	2014	2013
Expense ratios	1.24%	1.24%	1.42%	1.33%	1.51%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Investor A
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015		2014	2013

Net asset value, beginning of period	$19.30		$15.66		$14.43	$15.78		$16.56	$12.38

Net investment income (loss)(a)	(0.11)		(0.10	)(b)	(0.15)	(0.14)		(0.16)	0.00 (c)
Net realized and unrealized gain	2.35		3.74		1.76	0.67		2.24	4.18

Net increase from investment operations	2.24		3.64		1.61	0.53		2.08	4.18

Distributions from net realized gain(d)	(0.69)		—		(0.38)	(1.88)		(2.86)	—

Net asset value, end of period	$20.85		$19.30		$15.66	$14.43		$15.78	$16.56

Total Return(e)
Based on net asset value	11.89	%(f)	23.24%		11.29%	4.01%		14.38%	33.76%

Ratios to Average Net Assets
Total expenses	1.38	%(g)(h)	1.41	%(g)	1.45%	1.43	%(i)	1.48%	1.55%

Total expenses after fees waived and/or reimbursed	1.36	%(h)	1.39%		1.39%	1.39%		1.39%	1.39%

Net investment income (loss)	(1.10	)%(h)	(0.59	)%(b)	(1.02)%	(0.89)%		(1.01)%	0.03%

Supplemental Data
Net assets, end of period (000)	$621,330		$525,736		$394,544	$350,962		$315,762	$282,726

Portfolio turnover rate	29%		59%		81%	95%		123%	160%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2018 and year ended September 30, 2017, the ratios would have been 1.31% and 1.39%, respectively.
(h)	Annualized.
(i)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Investor C
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014	2013
Net asset value, beginning of period	$15.36		$12.55		$11.68	$13.16	$14.28	$10.75

Net investment loss(a)	(0.14)		(0.18	)(b)	(0.20)	(0.21)	(0.23)	(0.09)
Net realized and unrealized gain	1.87		2.99		1.41	0.55	1.88	3.62

Net increase from investment operations	1.73		2.81		1.21	0.34	1.65	3.53

Distributions from net realized gain(c)	(0.63)		—		(0.34)	(1.82)	(2.77)	—

Net asset value, end of period	$16.46		$15.36		$12.55	$11.68	$13.16	$14.28

Total Return(d)
Based on net asset value	11.56	%(e)	22.39%		10.48%	3.23%	13.42%	32.84%

Ratios to Average Net Assets
Total expenses(f)	2.00	%(g)	2.11%		2.14%	2.16%	2.17%	2.23%

Total expenses after fees waived and/or reimbursed	1.99	%(g)	2.10%		2.12%	2.16%	2.16%	2.16%

Net investment loss	(1.72	)%(g)	(1.30	)%(b)	(1.75)%	(1.67)%	(1.77)%	(0.75)%

Supplemental Data
Net assets, end of period (000)	$104,319		$72,814		$52,723	$44,719	$31,257	$23,959

Portfolio turnover rate	29%		59%		81%	95%	123%	160%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/18 (unaudited)	Year Ended September 30,
		2017	2016	2015	2014	2013
Expense ratios	1.99%	2.10%	2.13%	2.12%	2.16%	2.23%

(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Class K
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,		Period from 03/28/16 (a) to 09/30/16
			2017
Net asset value, beginning of period	$22.14		$17.88		$15.57

Net investment loss(b)	(0.06)		(0.03	)(c)	(0.05)
Net realized and unrealized gain	2.69		4.29		2.36

Net increase from investment operations	2.63		4.26		2.31

Distributions from net realized gain(d)	(0.76)		—		—

Net asset value, end of period	$24.01		$22.14		$17.88

Total Return(e)
Based on net asset value	12.15	%(f)	23.83%		14.84	%(f)

Ratios to Average Net Assets
Total expenses	0.85	%(g)(h)	0.95%		0.98	%(h)

Total expenses after fees waived and/or reimbursed	0.84	%(h)	0.95%		0.97	%(h)

Net investment loss	(0.47	)%(h)	(0.17	)%(c)	(0.59	)%(h)

Supplemental Data
Net assets, end of period (000)	$37,531		$4,103		$230

Portfolio turnover rate	29%		59%		81	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Mid-Cap Growth Equity Portfolio (continued)
	Class R
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017		2016	2015	2014		2013
Net asset value, beginning of period	$19.02		$15.47		$14.27	$15.63	$16.44		$12.32

Net investment loss(a)	(0.13)		(0.14	)(b)	(0.18)	(0.18)	(0.20)		(0.04)
Net realized and unrealized gain	2.32		3.69		1.72	0.68	2.22		4.16

Net increase from investment operations	2.19		3.55		1.54	0.50	2.02		4.12

Distributions from net realized gain(c)	(0.66)		—		(0.34)	(1.86)	(2.83)		—

Net asset value, end of period	$20.55		$19.02		$15.47	$14.27	$15.63		$16.44

Total Return(d)
Based on net asset value	11.79	%(e)	22.95%		10.94%	3.79%	14.03%		33.44%

Ratios to Average Net Assets
Total expenses	1.65	%(f)(g)	1.76%		1.78%	1.73%	1.74	%(f)	1.74%

Total expenses after fees waived and/or reimbursed	1.61	%(g)	1.65%		1.65%	1.65%	1.65%		1.65%

Net investment loss	(1.34	)%(g)	(0.86	)%(b)	(1.28)%	(1.15)%	(1.26)%		(0.26)%

Supplemental Data
Net assets, end of period (000)	$14,265		$10,177		$7,646	$7,495	$7,704		$9,352

Portfolio turnover rate	29%		59%		81%	95%	123%		160%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.06 per share and 0.35%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the six months ended March 31, 2018, the ratio would have been 1.64%
(g)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund
	Institutional
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014		2013
Net asset value, beginning of period	$21.37		$17.94	$17.82	$22.28	$29.86		$26.67

Net investment income (loss)(a)	0.05	(b)	0.07	0.03	0.02	(0.06)		0.01
Net realized and unrealized gain	1.00		3.37	1.11	0.49	2.58		5.90

Net increase from investment operations	1.05		3.44	1.14	0.51	2.52		5.91

Distributions(c)
From net investment income	(0.09)		(0.01)	—	—	—		(0.07)
From net realized gain	(2.18)		—	(1.02)	(4.97)	(10.10)		(2.65)

Total distributions	(2.27)		(0.01)	(1.02)	(4.97)	(10.10)		(2.72)

Net asset value, end of period	$20.15		$21.37	$17.94	$17.82	$22.28		$29.86

Total Return(d)
Based on net asset value	5.32	%(e)	19.18%	6.81%	2.35%	8.90%		25.36%

Ratios to Average Net Assets
Total expenses	0.78	%(f)	0.77%	0.86%	0.82%	0.87	%(g)	0.82%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.56%	0.86%	0.82%	0.87%		0.82%

Net investment income (loss)	0.45	%(b)(f)	0.34%	0.20%	0.12%	(0.24)%		0.06%

Supplemental Data
Net assets, end of period (000)	$443,995		$533,904	$490,215	$503,423	$454,928		$862,261

Portfolio turnover rate	57%		100%	103%	137%	132%		175%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Service
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$18.46		$15.53	$15.55		$20.05	$27.81	$25.01

Net investment income (loss)(a)	0.02	(b)	0.01	(0.01)		(0.03)	(0.12)	(0.06)
Net realized and unrealized gain	0.85		2.92	0.97		0.43	2.40	5.49

Net increase from investment operations	0.87		2.93	0.96		0.40	2.28	5.43

Distributions(c)
From net investment income	(0.03)		—	—		—	—	—
From net realized gain	(2.18)		—	(0.98)		(4.90)	(10.04)	(2.63)

Total distributions	(2.21)		—	(0.98)		(4.90)	(10.04)	(2.63)

Net asset value, end of period	$17.12		$18.46	$15.53		$15.55	$20.05	$27.81

Total Return(d)
Based on net asset value	5.15	%(e)	18.87%	6.57%		2.00%	8.62%	24.96%

Ratios to Average Net Assets
Total expenses	1.02	%(f)	1.04%	1.13	%(g)	1.12%	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.82%	1.13%		1.12%	1.12%	1.12%

Net investment income (loss)	0.20	%(b)(f)	0.07%	(0.07)%		(0.17)%	(0.53)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$5,537		$9,545	$12,054		$19,596	$23,621	$24,792

Portfolio turnover rate	57%		100%	103%		137%	132%	175%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Investor A
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.97		$14.28	$14.38	$18.91	$26.75	$24.17

Net investment income (loss)(a)	0.01	(b)	0.01	(0.01)	(0.03)	(0.12)	(0.06)
Net realized and unrealized gain	0.79		2.68	0.88	0.41	2.31	5.27

Net increase from investment operations	0.80		2.69	0.87	0.38	2.19	5.21

Distributions(c)
From net investment income	(0.02)		—	—	—	—	—
From net realized gain	(2.18)		—	(0.97)	(4.91)	(10.03)	(2.63)

Total distributions	(2.20)		—	(0.97)	(4.91)	(10.03)	(2.63)

Net asset value, end of period	$15.57		$16.97	$14.28	$14.38	$18.91	$26.75

Total Return(d)
Based on net asset value	5.16	%(e)	18.84%	6.57%	2.01%	8.60%	24.91%

Ratios to Average Net Assets
Total expenses	1.08	%(f)	1.07%	1.14%	1.13%	1.15%	1.14%

Total expenses after fees waived and/or reimbursed	0.75	%(f)	0.82%	1.14%	1.13%	1.15%	1.14%

Net investment income (loss)	0.19	%(b)(f)	0.07%	(0.09)%	(0.17)%	(0.56)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$194,828		$198,777	$250,357	$255,692	$282,684	$332,978

Portfolio turnover rate	57%		100%	103%	137%	132%	175%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Investor C
	Six Months Ended 03/31/18 (unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$10.48		$8.88	$9.37	$13.99	$22.23	$20.50

Net investment loss(a)	(0.02	)(b)	(0.07)	(0.08)	(0.10)	(0.21)	(0.21)
Net realized and unrealized gain	0.44		1.67	0.56	0.30	1.89	4.38

Net increase from investment operations	0.42		1.60	0.48	0.20	1.68	4.17

Distributions from net realized gain(c)	(2.05)		—	(0.97)	(4.82)	(9.92)	(2.44)

Net asset value, end of period	$8.85		$10.48	$8.88	$9.37	$13.99	$22.23

Total Return
Based on net asset value(d)	4.72	%(e)	18.02%	5.72%	1.19%	7.73%	23.91%

Ratios to Average Net Assets
Total expenses	1.82	%(f)	1.85%	1.95%	1.91%	1.93%	1.95%

Total expenses after fees waived and/or reimbursed	1.50	%(f)	1.57%	1.95%	1.91%	1.93%	1.95%

Net investment loss	(0.51	)%(b)(f)	(0.69)%	(0.90)%	(0.96)%	(1.33)%	(1.06)%

Supplemental Data
Net assets, end of period (000)	$31,787		$19,605	$23,689	$28,109	$32,598	$33,193

Portfolio turnover rate	57%		100%	103%	137%	132%	175%

(a)	Based on average shares outstanding.
(b)	Net investment loss per share and the ratio of net investment loss to average net assets includes $0.02 per share and 0.10%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Class K
	Period from 01/25/18 (a) to 03/31/18 (unaudited)
Net asset value, beginning of period	$20.82

Net investment income(b)	0.03	(c)
Net realized and unrealized loss	(0.70)

Net decrease from investment operations	(0.67)

Net asset value, end of period	$20.15

Total Return(d)
Based on net asset value	(3.22	)%(e)

Ratios to Average Net Assets
Total expenses	0.62	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.45	%(g)

Net investment income	0.86	%(c)(g)

Supplemental Data
Net assets, end of period (000)	$1,742

Portfolio turnover rate	57	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Offering expenses were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 0.63%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)
	Class R
	Period from 03/02/18 (a) to 03/31/18 (unaudited)

Net asset value, beginning of period	$15.55

Net investment income(b)	0.01	(c)
Net realized and unrealized loss	(0.00	)(d)

Net increase from investment operations	0.01

Net asset value, end of period	$15.56

Total Return(e)
Based on net asset value	0.07	%(f)

Ratios to Average Net Assets
Total expenses	1.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.00	%(h)

Net investment income	0.44	%(c)(h)

Supplemental Data
Net assets, end of period (000)	$19,473

Portfolio turnover rate	57	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.10%, respectively, resulting from a special dividend.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Offering expenses were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses ratio would have been 1.36%.
(h)	Annualized.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Large Cap Growth Fund	Advantage Large Cap Growth	Diversified
BlackRock Mid-Cap Growth Equity Portfolio	Mid-Cap Growth Equity	Diversified
BlackRock Advantage Small Cap Growth Fund	Advantage Small Cap Growth	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, Advantage Large Cap Growth’s and Mid-Cap Growth Equity’s Investor B Shares converted into Investor A Shares, with the same relative aggregate NAV as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

Reorganization: The Board of Trustees of the Trust (the “Board”), the Boards of BlackRock Small Cap Growth Fund II (the “Target Fund”) and BlackRock Master Small Cap Growth Portfolio and the Target Fund’s shareholders approved the reorganization of the Target Fund into Advantage Small Cap Growth. As a result, Advantage Small Cap Growth acquired substantially all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of Advantage Small Cap Growth shares.

Each shareholder of the Target Fund received shares of Advantage Small Cap Growth with the same class designation and an aggregate NAV of such shareholder’s Target Fund shares, as determined at the close of business on March 2, 2018.

The reorganization was accomplished by a tax-free exchange of shares of Advantage Small Cap Growth in the following amounts and at the following conversion ratios:

Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	Advantage Small Cap Growth’s Share Class	Shares of Advantage Small Cap Growth
Institutional	3,867,557	0.69634503	Institutional	2,693,154
Investor A	4,713,399	0.83917948	Investor A	3,955,388
Investor C	1,423,695	1.12273161	Investor C	1,598,427
Class R	1,681,044	0.75084988	Class R	1,262,212

The Target Fund’s net assets and composition of net assets on March 2, 2018, the valuation date of the reorganization, was as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$149,432,449	$127,508,082	$(696,134)	$22,620,501

For financial reporting purposes, assets received and shares issued by Advantage Small Cap Growth were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of Advantage Small Cap Growth’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of Advantage Small Cap Growth immediately after the acquisition amounted to $669,514,322. The Target Fund’s fair value and cost of investments prior to the reorganizations were as follows:

	Fair Value of Investments	Cost of Investments
Target Fund	$148,513,365	$125,892,864

The purpose of this transaction was to combine three funds managed by the Manager, the investment adviser to Advantage Small Cap Growth, Target Fund and BlackRock Master Small Cap Growth Portfolio, with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The reorganization was a tax-free event and was effective on March 5, 2018.

Assuming the acquisitions had been completed on October 1, 2017, the beginning of the fiscal reporting period of Advantage Small Cap Growth, the pro forma results of operations for the six months ended March 31, 2018, are as follows:

•	Net investment income: $1,297,274

•	Net realized and change in unrealized gain/loss on investments: $22,637,115

•	Net increase in the net assets resulting from operations: $23,934,389

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in Advantage Small Cap Growth’s Statement of Operations since March 5, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S.federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Funds’ policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Mid-Cap Growth Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Goldman Sachs & Co.	$1,713,587	$(1,682,328)	$31,259
Morgan Stanley	3,200,752	(3,169,405)	31,347

	$4,914,339	$(4,851,733)	$62,606

Advantage Small Cap Growth
Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Barclays Capital, Inc.	$251,743	$(251,743)	$—
Citigroup Global Markets, Inc.	54,416,437	(54,416,437)	—
Credit Suisse Securities (USA) LLC	2,545,854	(2,545,854)	—
Deutsche Bank Securities, Inc.	14,312,601	(14,153,993)	158,608
Goldman Sachs & Co.	1,561,417	(1,561,417)	—
Jefferies LLC	240,096	(240,096)	—
JP Morgan Securities LLC	5,412,517	(5,412,517)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	421,560	(421,560)	—
Morgan Stanley	34,371,893	(34,371,893)	—
National Financial Services LLC	224,175	(221,250)	2,925
SG Americas Securities LLC	150,963	(150,963)	—
State Street Bank & Trust Co.	592,468	(589,825)	2,643
UBS Securities LLC	479,000	(479,000)	—

	$114,980,724	$(114,816,548)	$164,176

(a)	Cash collateral with a value of $4,851,733 and $115,532,691 has been received in connection with securities lending agreements for Mid-Cap Growth Equity and Advantage Small Cap Growth, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.
(b)	The market value of the loaned securities is determined as of March 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

			Investment Advisory Fee
Average Daily Net Assets	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
First $1 Billion	0.570%	0.700%	0.450%
$1 Billion — $3 Billion	0.540	0.660	0.420
$3 Billion — $5 Billion	0.510	0.630	0.410
$5 Billion — $10 Billion	0.500	0.610	0.390
Greater than $10 Billion	0.480	0.600	0.380

Prior to March 15, 2018, Mid-Cap Growth Equity paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Investment Advisory Fee
Average Daily Net Assets	Mid-Cap Growth Equity
First $1 Billion	0.800%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.650
Greater than $3 Billion	0.625

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor C	Class R
Distribution Fee	—	—	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B (a)	Investor C	Class R	Total
Advantage Large Cap Growth	$244	$775,337	$883	$238,319	$4,833	$1,019,616
Mid-Cap Growth Equity	21,738	710,698	372	440,527	30,608	1,203,943
Advantage Small Cap Growth	9,463	196,002	—	103,649	7,436	316,550

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$6,291	$20	$62,027	$18	$4,766	$7	$193	$73,322
Mid-Cap Growth Equity	38,219	1,739	56,856	7	8,811	1,045	1,224	107,901
Advantage Small Cap Growth	44,450	757	15,680	—	2,073	13	297	63,270

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Advantage Large Cap Growth	$—	$—	$65	$65
Mid-Cap Growth Equity	102	—	1,043	1,145
Advantage Small Cap Growth	108,370	11	4,523	112,904

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$815	$31,911	$654	$1,364	—	$12	$34,756
Mid-Cap Growth Equity	1,067	45,293	741	2,097	12	82	49,292
Advantage Small Cap Growth	1,119	5,401	—	877	—	15	7,412

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$40,399	$80	$430,745	$3,185	$41,299	$—	$1,873	$517,581
Mid-Cap Growth Equity	218,781	9,548	482,698	3,465	51,429	138	15,367	781,426
Advantage Small Cap Growth	376,745	5,806	168,860	—	21,790	—	3,636	576,837

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage Large Cap Growth	$4,489
Mid-Cap Growth Equity	$40,888
Advantage Small Cap Growth	$2,017

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage Large Cap Growth	$—	$292
Mid-Cap Growth Equity	5,464	5,193
Advantage Small Cap Growth	1,368	358

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, the amounts waived were as follows:

Advantage Large Cap Growth	$2,943
Mid-Cap Growth Equity	3,540
Advantage Small Cap Growth	2,462

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019 for Advantage Large Cap Growth and Advantage Small Cap Growth, and through January 31, 2020 for Mid-Cap Growth Equity. These contractual agreements may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended March 31, 2018, there

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

were no fees waived and/or reimbursed by the Manager.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
	Contractual (a)	Contractual (b)	Contractual (b)
Institutional	0.62%	0.80%	0.50%
Service	0.87	1.05	0.75
Investor A	0.87	1.05	0.75
Investor C	1.62	1.80	1.50
Class K	0.57(c)	0.75	0.45(c)
Class R	1.12(d)	1.30	1.00(e)

(a)	The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019 or January 31, 2028, with respect to Class R Shares, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.
(b)	The Manager has agreed not to reduce or discontinue these contractual expenses limitations through January 31, 2020 for Mid-Cap Growth Equity, and through January 31, 2019, for Advantage Small Cap Growth, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund.
(c)	Effective January 25, 2018, implemented contractual cap upon launch through January 31, 2019.
(d)	On February 1 of each year, the waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term.
(e)	There were no shares outstanding prior to March 5, 2018.

Prior to March 15, 2018, the expense limitations as a percentage of average daily net assets for Mid-Cap Growth Equity were as follows:

Mid-Cap Growth Equity
Contractual
Institutional	1.11%
Service	1.58
Investor A	1.39
Investor C	2.16
Class K	1.01
Class R	1.65

For the six months ended March 31, 2018, the amounts included in fees waived and/or reimbursed by the Manager in the Statements of Operations were as follows:

Advantage Large Cap Growth	$232,438
Mid-Cap Growth Equity	9,650
Advantage Small Cap Growth	271,652

These amounts waived and/or reimbursed are shown as administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2018, class specific expense waivers are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$6,291	$20	$62,027	$18	$4,766	$7	$193	$73,322
Mid-Cap Growth Equity	4,093	168	5,156	7	864	214	507	11,009
Advantage Small Cap Growth	44,450	757	15,680	—	2,034	12	297	63,230

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B (a)	Investor C	Class K	Class R	Total
Advantage Large Cap Growth	$33,782	$63	$366,329	$3,183	$36,861	$—	$1,695	$441,913
Mid-Cap Growth Equity	13,428	1,453	36,255	3,362	2,742	16	1,255	58,511
Advantage Small Cap Growth	336,674	5,241	154,313	—	19,254	—	2,810	518,292

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

With respect to the contractual expense limitations, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

The Manager reimbursed Advantage Small Cap Growth $88,500 for reorganization costs.

For the six months ended March 31, 2018, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Fund:

	Fund Level	Institutional	Service	Investor A	Investor C	Class K	Class R	Total
Mid-Cap Growth Equity	$10,050	$1,236	$170	$193,926	$683	$4	$615	$206,514

On March 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019	2020
Advantage Large Cap Growth
Fund Level	$56,474	$279,221	$232,438
Institutional	61,259	76,078	40,073
Service	—	88	83
Investor A	387,264	538,512	428,356
Investor C	61,456	83,866	41,627
Class K	—	—	7
Class R	1,231	3,297	1,888
Mid-Cap Growth Equity
Fund Level	—	—	9,650
Institutional	—	—	17,521
Service	—	—	1,621
Investor A	10,903	85,403	41,411
Investor C	—	—	3,606
Class K	—	—	230
Class R	8,966	8,909	1,762
Advantage Small Cap Growth
Fund Level	—	442,467	271,652
Institutional	—	774,512	381,124
Service	—	16,209	5,998
Investor A	—	380,309	169,993
Investor C	—	46,398	21,288
Class K	—	—	12
Class R	—	—	3,107

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Large Cap Growth	$90
Mid-Cap Growth Equity	5,946
Advantage Small Cap Growth	50,021

Trustees and Officer: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Purchases	$887,585,108	$586,311,510	$365,304,998
Sales	598,478,293	311,786,425	603,887,704

8.	INCOME TAX INFORMATION

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Large Cap Growth	Mid-Cap Growth Equity	Advantage Small Cap Growth
Tax cost	$713,794,562	$1,021,535,931	$717,638,194

Gross unrealized appreciation	$88,855,412	$301,368,205	$123,913,745
Gross unrealized depreciation	(10,907,065)	(17,813,385)	(27,517,647)

Net unrealized appreciation	$77,948,347	$283,554,820	$96,396,098

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Advantage Large Cap Growth Fund and Mid-Cap Growth Equity Portfolio invested a significant portion of their assets in securities in the information technology sector and Advantage Small Cap Growth Fund invested a significant portion of its assets in securities in the healthcare sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/17
Advantage Large Cap Growth	Shares	Amount	Shares	Amount

Institutional
Shares sold	3,129,960	$49,007,831	879,740	$12,174,565
Shares issued in reinvestment of distributions	255,778	3,811,099	23,677	306,376
Shares redeemed	(1,367,856)	(21,421,149)	(1,533,404)	(21,155,968)

Net increase (decrease)	2,017,882	$31,397,781	(629,987)	$(8,675,027)

Service
Shares sold	746	$11,130	2,950	$41,437
Shares issued in reinvestment of distributions	790	11,594	54	692
Shares redeemed	(3,426)	(53,406)	(187)	(2,610)

Net increase (decrease)	(1,890)	$(30,682)	2,817	$39,519

Investor A
Shares issued from conversion(a)	25,487	$372,621	—	$—
Shares sold and automatic conversion of shares	23,540,405	353,654,113	1,726,124	23,370,203
Shares issued in reinvestment of distributions	2,812,294	40,187,674	145,063	1,805,996
Shares redeemed	(5,612,216)	(84,634,778)	(5,108,249)	(67,429,754)

Net increase (decrease)	20,765,970	$309,579,630	(3,237,062)	$(42,253,555)

Investor B
Shares sold	—	$—	410	$4,215
Shares issued in reinvestment of distributions	1,864	23,163	—	—
Shares converted(a)	(29,387)	(372,621)	—	—
Shares redeemed and automatic conversion of shares	(769)	(10,047)	(137,985)	(1,574,190)

Net decrease	(28,292)	$(359,505)	(137,575)	$(1,569,975)

Investor C
Shares sold	106,333	$1,380,959	129,448	$1,490,335
Shares issued in reinvestment of distributions	247,059	3,019,063	—	—
Shares redeemed	(471,901)	(6,082,812)	(2,637,751)	(30,475,004)

Net decrease	(118,509)	$(1,682,790)	(2,508,303)	$(28,984,669)

	Period from 01/25/18 to 03/31/18(b)
Class K
Shares sold	12,217	$200,000

Net increase	12,217	$200,000

Class R
Shares sold	13,330	$211,101	25,842	$341,088
Shares issued in reinvestment of distributions	6,947	102,816	447	5,742
Shares redeemed	(50,667)	(778,337)	(24,845)	(347,803)

Net increase (decrease)	(30,390)	$(464,420)	1,444	$(973)

Total Net Increase (Decrease)	22,616,988	$338,640,014	(6,508,666)	$(81,444,680)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.
(b)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount

Institutional
Shares sold	10,622,128	$248,294,398	10,090,890	$205,503,064
Shares issued in reinvestment of distributions	475,089	10,565,979	—	—
Shares redeemed	(2,922,297)	(69,414,969)	(3,061,239)	(58,532,288)

Net increase	8,174,920	$189,445,408	7,029,651	$146,970,776

Service
Shares sold	473,259	$10,002,841	634,738	$12,472,284
Shares issued in reinvestment of distributions	29,088	588,451	—	—
Shares redeemed	(170,080)	(3,714,269)	(86,652)	(1,551,642)

Net increase	332,267	$ 6,877,023	548,086	$10,920,642

Investor A
Shares issued from conversion(a)	7,909	$ 155,723	—	$ —
Shares sold and automatic conversion of shares	4,670,268	95,330,813	7,474,183	132,324,408
Shares issued in reinvestment of distributions	967,678	18,743,908	—	—
Shares redeemed	(3,087,377)	(62,134,453)	(5,432,950)	(91,785,885)

Net increase	2,558,478	$52,095,991	2,041,233	$40,538,523

Investor B
Shares issued in reinvestment of distributions	369	$ 5,701	243	$ 3,027
Shares converted(a)	(9,900)	(155,723)	—	—
Shares redeemed and automatic conversion of shares	(106)	(1,680)	(83,580)	(1,114,569)

Net decrease	(9,637)	$(151,702)	(83,337)	$(1,111,542)

Investor C
Shares sold	1,811,302	$29,182,392	1,947,491	$ 27,384,557
Shares issued in reinvestment of distributions	209,966	3,214,573	—	—
Shares redeemed	(423,075)	(6,845,435)	(1,407,758)	(19,168,770)

Net increase	1,598,193	$25,551,530	539,733	$ 8,215,787

Class K
Shares sold	1,426,997	$34,351,978	184,225	$3,724,728
Shares issued in reinvestment of distributions	11,155	248,431	—	—
Shares redeemed	(60,362)	(1,431,107)	(11,722)	(249,069)

Net increase	1,377,790	$33,169,302	172,503	$3,475,659

Class R
Shares sold	247,361	$ 4,986,188	272,304	$ 4,767,741
Shares issued in reinvestment of distributions	21,280	406,455	—	—
Shares redeemed	(109,343)	(2,191,782)	(231,492)	(3,974,710)

Net increase	159,298	$ 3,200,861	40,812	$ 793,031

Total Net Increase	14,191,309	$310,188,413	10,288,681	$209,802,876

(a)	On December 27, 2017, the Fund’s Investor B Shares converted to Investor A Shares.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
Advantage Small Cap Growth	Shares	Amount	Shares	Amount
Institutional

Shares issued in the reorganization(a)	2,693,154	$54,175,322	—	$—
Shares sold	4,482,255	92,361,098	6,952,099	134,761,996
Shares issued in reinvestment of distributions	2,686,146	52,138,094	12,627	240,545
Shares redeemed	(12,806,883)	(256,065,159)	(9,300,975)	(178,683,393)

Net decrease	(2,945,328)	$(57,390,645)	(2,336,249)	$(43,680,852)

Service
Shares sold	45,355	$777,295	116,437	$1,951,684
Shares issued in reinvestment of distributions	67,208	1,109,597	—	—
Shares redeemed	(306,243)	(5,213,384)	(375,484)	(6,084,161)

Net decrease	(193,680)	$(3,326,492)	(259,047)	$(4,132,477)

Investor A
Shares issued in the reorganization(a)	3,955,388	$61,496,207	—	$—
Shares sold	1,244,457	20,596,128	4,237,862	66,022,775
Shares issued in reinvestment of distributions	1,214,293	18,226,535	—	—
Shares redeemed	(5,614,130)	(93,364,534)	(10,057,246)	(150,425,776)

Net increase (decrease)	800,008	$6,954,336	(5,819,384)	$(84,403,001)

Investor C
Shares issued in the reorganization(a)	1,598,427	$14,136,701	—	$—
Shares sold	114,786	1,048,980	257,946	2,465,483
Shares issued in reinvestment of distributions	427,457	3,654,759	—	—
Shares redeemed	(420,641)	(3,866,698)	(1,053,826)	(10,108,683)

Net increase (decrease)	1,720,029	$14,973,742	(795,880)	$(7,643,200)

	Period from 01/25/18 (b) to 03/31/18
Class K
Shares sold	86,661	$1,772,973
Shares redeemed	(212)	(4,265)

Net increase	86,449	$1,768,708

	Period from 03/02/18 (b) to 03/31/18
Class R
Shares issued in the reorganization(a)	1,262,212	$19,624,219
Shares sold	31,743	503,177
Shares redeemed	(42,868)	(675,004)

Net increase	1,251,087	$19,452,392

Total Net Increase (Decrease)	718,565	$(17,567,959)	(9,210,560)	$(139,859,530)

(a)	See Note 1 regarding the reorganization.
(b)	Commencement of operations.

At March 31, 2018, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Shares	Advantage Large Cap Growth	Advantage Small Cap Growth
Class K	12,217	9,606

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 19, 2018, the 364-day credit agreement to which the Trust, on behalf of the Funds, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Trustee

Mark Stalnecker, Chair Elect of the Board(a) and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Robert Fairbairn, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Trust.

Effective May 17, 2018, John MacKassey replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022
Accounting Agent and Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (US) Inc.	Sidley Austin LLP
Wilmington, DE 19809	New York, NY 10019
Custodian	Address of the Trust
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	65

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	67

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Midcap-3/18-SAR

MARCH 31, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

▶	BlackRock Advantage International Fund

▶	BlackRock Health Sciences Opportunities Portfolio

▶	BlackRock High Equity Income Fund

▶	BlackRock International Dividend Fund

▶	BlackRock Technology Opportunities Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito President, BlackRock Advisors, LLC Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

TABLE OF CONTENTS	3

Fund Summary as of March 31, 2018	BlackRock Advantage International Fund

Investment Objective

BlackRock Advantage International Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its benchmark, the MSCI EAFE® Index.

What factors influenced performance?

The largest contributor to Fund performance came from the Fund’s sentiment-based stock selection insights, specifically those tracking improving sentiment due to strong market conditions among brokers, analysts, and company executives. This was most pronounced across European consumer discretionary stocks, which had a strong earnings season. Quality-focused trending insights that look for improving company fundamentals also did well, especially with Japanese information technology (“IT”) stocks. Fundamental quality-based insights also contributed, with their focus on stock selection on companies with solid balance sheets, growing cash flows, and increasing dividends being most pronounced in the IT, materials, and consumer sectors. Finally, at the individual signal level, our proprietary momentum timing signal was a top performer, as the environment shifted from broad investor optimism underscored by low volatility early in the period to greater uncertainty and a spike in market volatility later in the period.

Value-based signals were the biggest detractor from Fund performance in the aggregate, with more contrarian measures of relative valuation based on company fundamentals having a particularly noteworthy negative impact as investors continued to reward growth. Other notable detractors came largely from macroeconomic-themed insights. Industry selection insights that capture changes in the broader business environment underperformed, offsetting positive contributions from top-down insights positioning against the negative effects of rising inflationary expectations. Country-level insights based on fiscal policy struggled as well, specifically due to investor concerns about the future direction of U.S. policy.

Describe recent portfolio activity.

During the period, the Fund maintained a balanced allocation of risk across all major drivers of return. However, there were three new stock selection insights that were added, including a machine-learned insight that looks for quality by capturing shifts in aggregate employee sentiment through online anonymized employee testimonials.

Describe portfolio positioning at period end.

Relative to the MSCI EAFE® Index, the Fund ended the period with largely region-neutral positioning. From a sector perspective, the Fund was overweight in IT and materials, and had underweight positions in the financials and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
BlackRock Liquidity Funds, T-Fund, Institutional Class	3%
Roche Holding AG	2
BASF SE	1
HSBC Holdings PLC	1
Sumitomo Mitsui Financial Group, Inc.	1
ING Groep NV	1
Deutsche Post AG, Registered Shares	1
NTT DOCOMO, Inc.	1
Hitachi Ltd.	1
Volvo AB, B Shares	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	22%
United Kingdom	13
Germany	11
France	10
Switzerland	7
Australia	7
Netherlands	6
United States	4
Sweden	4
Spain	3
Denmark	2
Hong Kong	2
Finland	2
Italy	2
Norway	2
Belgium	1
Singapore	1
Portugal	1
Other(a)	—
Liabilities in Excess of Other Assets(b)	—

(a)	Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.
(b)	Less than 1%.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Advantage International Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.20%	14.69%	N/A	8.00%	N/A	4.90%	N/A
Investor A	3.01	14.31	8.30%	7.71	6.56%	4.61	4.04%
Investor C	2.70	13.50	12.50	6.85	6.85	3.78	3.78
Class K	3.20	14.69	N/A	8.00	N/A	4.90	N/A
Class R	2.89	14.00	N/A	7.31	N/A	4.22	N/A
MSCI EAFE® Index(c)	2.63	14.80	N/A	6.50	N/A	2.74	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index and derivatives that are tied economically to securities of the MSCI EAFE® Index. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name Global Opportunities Portfolio.
(c)	The MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,032.00	$3.20	$1,000.00	$1,021.51	$3.18	0.64%
Investor A	1,000.00	1,030.10	4.46	1,000.00	1,020.27	4.44	0.89
Investor C	1,000.00	1,027.00	8.20	1,000.00	1,016.56	8.16	1.64
Class K	1,000.00	937.20	0.99	1,000.00	1,007.61	1.02	0.59
Class R	1,000.00	1,028.90	5.71	1,000.00	1,019.03	5.68	1.14

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period from January 25, 2018, the commencement of operations, to March 31, 2018).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of March 31, 2018	BlackRock Health Sciences Opportunities Portfolio

Investment Objective

BlackRock Health Sciences Opportunities Portfolio’s (the “Fund”) investment objective is to provide long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, all of the Fund’s share classes outperformed its benchmark, the Russell 3000® Health Care Index, except for Investor C Shares, which underperformed.

What factors influenced performance?

The Fund’s positioning in the health care providers & services sub-sector made the largest contribution to relative performance. Its positioning in the managed care industry — where investments in Aetna, Inc., UnitedHealth Group, Inc., Humana, Inc. and Centene Corp. were bolstered by their solid financial results — was a key driver of returns in the subsector. Aetna’s stock was further boosted by an acquisition bid from CVS Corp. An underweight position in the struggling health care distributor industry also contributed to performance, led by an underweight position in Cardinal Health, Inc. and a zero weighting in Henry Schein, Inc. Overweight positions in Quest Diagnostics, Inc. and DaVita, Inc. in health care services also aided relative performance.

Positioning in the biotechnology sub-sector made a small contribution to results. Although the Fund benefited from being overweight in Sarepta Therapeutics, Inc. and underweight in Celgene Corp., the gains were offset by other positions, including an underweight position in AbbVie, Inc.

The Fund underperformed in the medical devices & supplies sub-sector. In the life sciences tools industry, the Fund was hurt by not owning the DNA-sequencing company Illumina, Inc. Zero weightings in Danaher Corp. and Abiomed, Inc. in the health care equipment area also detracted, as did an underweight in the dental-products company Align Technology, Inc. in health care supplies.

Positioning in the pharmaceuticals industry was an additional detractor. Underweight positions in Merck & Co., Inc. and Johnson & Johnson helped relative performance, but positions in Nektar Therapeutics, Sanofi SA and Merck KGaA outweighed the gains.

Describe recent portfolio activity.

The Fund increased its weightings in the pharmaceuticals and medical devices & supplies sub-sectors during the six-month period, while it decreased its weightings in bio-technology and health care providers & services.

Describe portfolio positioning at period end.

The investment adviser continued to employ a bottom-up approach in an effort to construct a diversified portfolio. Innovation and value-based health care were two broad themes represented in the Fund. The investment adviser saw innovation in medical technology as a growth driver for the sector, as companies continued to develop new therapies or products that either addressed unmet medical needs or improved current treatments. This theme encompassed the biotechnology, pharmaceuticals and medical devices & supplies sub-sectors. The value-based healthcare theme formed the basis for an overweight in the health care providers & services sub-sector. This positioning was largely the result of a sizeable overweight in the managed care industry, particularly in companies the investment adviser believed were well positioned to leverage their scale and analytical capabilities to reduce health care costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
UnitedHealth Group, Inc.	8%
Pfizer, Inc.	4
Abbott Laboratories	4
Stryker Corp.	4
Medtronic PLC	4
BlackRock Liquidity Funds, T-Fund, Institutional Class	4
Boston Scientific Corp.	3
Cigna Corp.	2
Humana, Inc.	2
SL Liquidity Series, LLC, Money Market Series(a)	2

(a)	Security was purchased with the cash collateral from loaned securities.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Health Care Equipment & Supplies	26%
Health Care Providers & Services	24
Biotechnology	23
Pharmaceuticals	21
Life Sciences Tools & Services	3
Short-Term Securities	6
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Health Sciences Opportunities Portfolio

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.73%	13.39%	N/A	15.85%	N/A	14.22%	N/A
Service	1.58	13.07	N/A	15.52	N/A	13.87	N/A
Investor A	1.59	13.07	7.14%	15.52	14.29%	13.87	13.26%
Investor C	1.22	12.28	11.28	14.69	14.69	13.06	13.06
Class K	1.77	13.53	N/A	15.69	N/A	13.95	N/A
Class R	1.44	12.73	N/A	15.18	N/A	13.53	N/A
Russell 3000® Health Care Index(c)	1.29	12.73	N/A	14.49	N/A	12.83	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities, primarily common stock, of companies in health sciences and related industries.
(c)	An unmanaged index that features companies involved in medical services or health care in the Russell 3000® Index, which includes the largest 3,000 U.S. companies as determined by total market capitalization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,017.30	$4.33	$1,000.00	$1,020.36	$4.34	0.87%
Service	1,000.00	1,015.80	5.78	1,000.00	1,018.93	5.78	1.16
Investor A	1,000.00	1,015.90	5.72	1,000.00	1,018.98	5.73	1.15
Investor C	1,000.00	1,012.20	9.31	1,000.00	1,015.40	9.33	1.88
Class K	1,000.00	1,017.70	3.82	1,000.00	1,020.87	3.83	0.77
Class R	1,000.00	1,014.40	7.26	1,000.00	1,017.45	7.27	1.46

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of March 31, 2018	BlackRock High Equity Income Fund

Investment Objective

BlackRock High Equity Income Fund (the “Fund”) investment objective is to seek high current income with consideration for capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

The Fund’s stock selection in the information technology (“IT”) sector was the largest detractor from relative performance. Within the sector, selection decisions in the semiconductors and internet software & services groups proved to have a negative impact on returns. Stock selection within health care, particularly among biotechnology stocks, also detracted from returns. In the industrials sector, stock selection in the professional services group and the Fund’s underweight position in aerospace & defense affected performance negatively, as did stock selection in the materials sector.

The Fund’s stock selection and allocation decisions in the real estate sector were the largest contributor to relative performance during the period. Notably, the Fund’s underweight position in equity real estate investment trusts proved to have a positive impact on performance. Stock selection in the utilities sector also contributed to performance, with the multi-utilities and electric utilities groups providing the largest impact. Among consumer staples, an underweight exposure to the sector and stock selection in the beverage group both added to relative performance. The Fund’s stock selection in energy was also a positive contributor, benefiting from a preference for non-U.S. integrated oil & gas operators.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to the consumer staples sector and also increased its holdings within IT and utilities. The Fund significantly reduced exposure to industrials, and its exposure to real estate and materials stocks also fell.

Describe portfolio positioning at period end.

The Fund ended the period with its largest absolute allocations in the financials, health care, and energy sectors. Relative to the benchmark, the Fund’s largest overweight positions were in IT, utilities, and energy, while the largest relative underweights were in the industrials, real estate, and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
JPMorgan Chase & Co.	4%
Wells Fargo & Co.	3
Royal Dutch Shell PLC, Class A — ADR	3
Pfizer, Inc.	3
FirstEnergy Corp.	2
AstraZeneca PLC	2
MongoDB, Inc.	2
BP PLC	2
Verizon Communications, Inc.	2
SG Americas Securities LLC	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	26%
Health Care	15
Energy	14
Information Technology	13
Utilities	9
Consumer Staples	7
Telecommunication Services	6
Industrials	5
Consumer Discretionary	4
Materials	2
Real Estate	2
Short-Term Securities	1
Liabilities in Excess of Other Assets	(4)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock High Equity Income Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	0.95%	8.18%	N/A	11.20%	N/A	8.97%	N/A
Service	0.86	7.97	N/A	10.81	N/A	8.53	N/A
Investor A	0.88	7.98	2.31%	10.81	9.62%	8.52	7.93%
Investor C	0.50	7.14	6.57	9.97	9.97	7.71	7.71
Russell 1000® Value Index(c)	2.34	6.95	N/A	10.78	N/A	7.78	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities and equity-related instruments, including equity-linked notes. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock U.S. Opportunities Portfolio.
(c)	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.50	$4.25	$1,000.00	$1,020.43	$4.27	0.85%
Service	1,000.00	1,008.60	5.48	1,000.00	1,019.20	5.51	1.10
Investor A	1,000.00	1,008.80	5.48	1,000.00	1,019.20	5.51	1.10
Investor C	1,000.00	1,005.00	9.19	1,000.00	1,015.50	9.23	1.85

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of March 31, 2018	BlackRock International Dividend Fund

Investment Objective

BlackRock International Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund underperformed its benchmark, the MSCI All Country World Index (“ACWI”) ex-U.S.

What factors influenced performance?

Stock selection within the consumer staples sector was the largest detractor from performance. Additionally, stock selection and overweight exposure to the health care sector also detracted from returns during the period. Among individual stock names, U.K. tobacco company Imperial Brands PLC was the top detractor from performance within consumer staples, while in health care, Swiss pharmaceutical company Sanofi was among top detractors from relative returns.

The largest contributor to performance was stock selection in the information technology (“IT”) sector. The Fund’s lack of positions in the utility sector also contributed to returns. Among individual IT names, Microsoft Corp. and Taiwan Semiconductor Manufacturing Co. Ltd. were the top contributors to performance.

Describe recent portfolio activity.

During the period, the Fund increased its exposure to materials by increasing its position in Australian packaging producer Amcor Ltd. The Fund took a position in Indian motorcycle manufacturer Hero Motors Ltd., boosting overall exposure to consumer discretionary stocks. Following a review that increased confidence in the competitive dynamics of the Canadian telecommunications services (“telecom”) market, the Fund increased position sizes in telecoms Telus Corp. and Rogers Communications, Inc. The Fund reduced its exposure to industrials by trimming its profitable position in conglomerate 3M Co.

Describe portfolio positioning at period end.

The Fund focuses on high-quality dividend-paying companies and at period end looked very different from its benchmark, the MSCI ACWI ex-U.S. The Fund ended the period with significant absolute and relative exposure to consumer staples and health care, particularly the tobacco and pharmaceuticals industries. The Fund had no exposure to energy, real estate, or utilities. From a regional perspective, the Fund had significant exposure to the United Kingdom and to Europe ex-U.K.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
British American Tobacco PLC	6%
Imperial Brands PLC	5
TELUS Corp.	5
Sanofi	5
Rogers Communications, Inc., Class B	5
Novartis AG, Registered Shares	5
Deutsche Post AG, Registered Shares	5
Unilever PLC	5
Amcor Ltd.	4
Nestle SA, Registered Shares	4

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United Kingdom	26%
Switzerland	15
Canada	10
Australia	8
France	5
Germany	5
Taiwan	4
Japan	4
United States	4
Belgium	3
Finland	3
China	3
India	2
Sweden	2
Netherlands	2
Denmark	2
Hong Kong	1
Other Assets Less Liabilities	1

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018	BlackRock International Dividend Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(2.68)%	5.98%	N/A	2.90%	N/A	1.24%	N/A
Service	(2.78)	5.69	N/A	2.58	N/A	0.88	N/A
Investor A	(2.77)	5.73	0.18	2.59	1.49	0.95	0.41
Investor C	(3.16)	4.91	4.03	1.82	1.82	0.18	0.18
Class K	(2.65)	6.02	N/A	2.91	N/A	1.25	N/A
MSCI ACWI ex-U.S.(c)	3.76	16.53	N/A	5.89	N/A	2.70	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying equity securities issued by foreign companies of any market capitalization and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock International Opportunities Portfolio.
(c)	A free float-adjusted market capitalization weighted index designed to measure the combined equity market performance of developed and emerging market countries, excluding the United States.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$973.20	$4.10	$1,000.00	$1,020.51	$4.20	0.84%
Service	1,000.00	972.20	5.31	1,000.00	1,019.27	5.44	1.09
Investor A	1,000.00	972.30	5.31	1,000.00	1,019.27	5.44	1.09
Investor C	1,000.00	968.40	8.94	1,000.00	1,015.57	9.16	1.84
Class K	1,000.00	926.40	1.31	1,000.00	1,007.27	1.37	0.79

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period from January 25, 2018, the commencement of operations, to March 31, 2018).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

FUND SUMMARY	11

Fund Summary as of March 31, 2018	BlackRock Technology Opportunities Fund

Investment Objective

BlackRock Technology Opportunities Fund’s (the “Fund”) investment objective is to provide long-term capital appreciation.

On September 28, 2017, the Board of Trustees of BlackRock FundsSM (the “Board”) approved a proposal to change the name of BlackRock Science & Technology Opportunities Portfolio to BlackRock Technology Opportunities Fund. The Board also approved certain changes to the Fund’s investment strategies. In addition, the investment adviser has determined to change the benchmark indices against which the Fund compares its performance. All of these changes became effective on December 30, 2017.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended March 31, 2018, the Fund outperformed its new benchmark, the MSCI All-Country World Information Technology Index, as well as its former benchmark, the MSCI World Information Technology Index.

What factors influenced performance?

The primary news in the technology sector during the period was the revelation that Cambridge Analytica acquired data on 87 million users of Facebook, Inc.’s social media platform without their consent. The Fund’s underweight position to Facebook was among the largest individual stock contributors to relative performance, as the stock came under pressure in the wake of policymakers considering various options to regulate use of personal data. The Fund saw investor backlash extend beyond social media toward some of the largest IT companies, and concerns about data privacy could spill over into advertising. However, the Fund’s position in Amazon.com, Inc. contributed positively to relative performance.

Stock selection in the financial technology group also contributed to relative performance. In particular, Brazilian mobile payment company Pagseguro Digital Ltd. was among the largest positive contributors during the period, as the company benefited from an improving macroeconomic backdrop in the Brazilian economy as well as significant growth in mobile payment utilization rates. Other individual contributors included payment solutions provider Square, Inc.

Stock selection within the semiconductors & semiconductor equipment sub-sector detracted from relative performance during the period. The Fund’s underweight position in microprocessor manufacturer Intel Corp. was the largest detractor from performance, as the company benefited from strong financial results for the fourth quarter of 2017 and gave positive guidance for higher than expected revenue in 2018. The Fund’s position in privately held ride-sharing service Uber Technologies, Inc. was revalued lower during the period and was among the largest detractors as a result. Other notable positions that detracted from performance included underweight positions in Microsoft Corp. and Cisco Systems, Inc.

During the period, the Fund’s cash balance exceeded 5%, primarily due to ongoing substantial inflows of assets. The cash holding had a negative impact on relative performance during the period, as the technology sector delivered strong positive returns.

Describe recent portfolio activity.

During the period, the Fund reduced its exposure to hardware companies and to the semiconductors sub-sector. The Fund increased its holdings in the software and IT services sub-sectors.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s largest industry weights were in software and internet software & services, with meaningful allocations to the semiconductors and retailing sub-sectors. Regionally, the Fund’s largest weights were to North America, emerging markets and Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of March 31, 2018 (continued)	BlackRock Technology Opportunities Fund

Performance Summary for the Period Ended March 31, 2018

		Average Annual Total Returns(a),(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	16.34%	42.17%	N/A	24.30%	N/A	14.54%	N/A
Service	16.26	41.93	N/A	24.03	N/A	14.27	N/A
Investor A	16.20	41.85	34.40%	22.93	22.60%	14.14	13.53%
Investor C	15.79	40.79	39.79	22.93	22.93	13.19	13.19
Class R	16.05	41.41	N/A	23.57	N/A	13.82	N/A
MSCI World All-Country Information Technology Index (c)	11.53	29.44	N/A	18.81	N/A	11.86	N/A
MSCI World Information Technology Index (d)	12.02	27.34	N/A	18.92	N/A	11.79	N/A

(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.
(b)	Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. technology companies in all market capitalization ranges, selected for their rapid and sustainable growth potential from the development, advancement and use of technology. The Fund’s total returns prior to December 30, 2017, are the returns of the Fund when it followed different investment strategies under the name BlackRock Science & Technology Opportunities Portfolio.
(c)	An index that measures the performance of the technology sector in developed and emerging equity markets.
(d)	An index that measures the performance of the technology sector in developed equity markets.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,163.40	$ 6.09	$1,000.00	$1,019.03	$ 5.68	1.14%
Service	1,000.00	1,162.60	6.98	1,000.00	1,018.20	6.52	1.31
Investor A	1,000.00	1,162.00	7.49	1,000.00	1,017.73	6.99	1.40
Investor C	1,000.00	1,157.90	11.38	1,000.00	1,014.11	10.62	2.14
Class R	1,000.00	1,160.50	8.87	1,000.00	1,016.45	8.28	1.66

(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
BlackRock Liquidity Funds, T-Fund, Institutional Class	6%
SL Liquidity Series, LLC, Money Market Series(a)	6
Microsoft Corp.	5
Alphabet, Inc., Class A	4
Amazon.com, Inc.	4
Apple Inc.	4
Tencent Holdings Ltd.	3
Alibaba Group Holding Ltd.—ADR	3
salesforce.com, Inc.	2
Facebook, Inc., Class A	2

(a)	Security was purchased with the cash collateral from loaned securities.

SECTOR ALLOCATION

Sector	Percent of Net Assets
Software	25%
Internet Software & Services	24
Semiconductors & Semiconductor Equipment	15
IT Services	10
Internet & Direct Marketing Retail	6
Technology Hardware, Storage & Peripherals	5
Electronic Equipment, Instruments & Components	4
Chemicals	1
Media	1
Diversified Consumer Services	1
Life Sciences Tools & Services	1
Multiline Retail	1
Household Durables	1
Other(a)	—
Short-Term Securities	12
Liabilities in Excess of Other Assets	(7)

(a)	Includes holdings within industries that are 1% or less of net assets. Please refer to the Schedule of Investments for such industries.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

FUND SUMMARY	13

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only for BlackRock Advantage International Fund, BlackRock Health Sciences Opportunities Portfolio and BlackRock International Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Advantage International Fund’s and BlackRock International Dividend Fund’s Class K Shares inception date of January 25, 2018, Class K Share performance shown is that of Institutional Shares. Prior to BlackRock Health Sciences Opportunities Portfolio’s Class K Shares inception date of June 8, 2016, Class K Share performance shown is that of Investor A Shares. The performance of each Fund’s Class K Shares would be substantially similar to Investor A Shares or Institutional Shares, as applicable, because the share classes of a Fund invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Investor A Shares or Institutional Shares, as applicable, have different expenses. The actual returns of Class K Shares would have been higher than those of Investor A Shares or Institutional Shares, as applicable, because Class K Shares have lower expenses than Investor A Shares and Institutional Shares.

Service Shares (for all Funds except BlackRock Advantage International Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, all issued and outstanding Investor B Shares of Health Sciences Opportunities Portfolio, High Equity Income Fund and International Dividend Fund converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares (for all Funds except BlackRock International Dividend Fund and BlackRock High Equity Income Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to BlackRock Technology Opportunities Fund’s Class R Shares inception date of September 9, 2008, performance shown is that of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to BlackRock Advantage International Fund ‘s Class R Shares inception date of September 12, 2011, performance shown is that of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to BlackRock Health Sciences Opportunities Portfolio’s Class R Shares inception date of September 12, 2011, performance shown is that of Investor A Shares restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018, except with respect to BlackRock Advantage International Fund’s and BlackRock International Dividend Fund’s Class K Shares, which are based on a hypothetical investment of $1,000 invested on January 25, 2018 (commencement of operations) and held through March 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

FUND SUMMARY	15

Schedule of Investments March 31, 2018 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 96.6%

Australia — 6.8%
AGL Energy Ltd.	5,609	$94,010
AMP Ltd.	171,622	662,320
Ansell Ltd.	870	17,032
Aristocrat Leisure Ltd.	334,529	6,245,829
ASX Ltd.	18,090	783,976
Beach Energy, Ltd.	50,316	47,946
BHP Billiton Ltd.	183,620	4,070,027
BHP Billiton PLC	97,671	1,930,288
BlueScope Steel Ltd.	102,526	1,206,235
BT Investment Management Ltd.	11,167	87,148
Caltex Australia Ltd.	85,407	2,074,627
CIMIC Group Ltd.	45,283	1,558,529
Cochlear Ltd.	16,306	2,290,134
Commonwealth Bank of Australia	881	49,267
CSL Ltd.	21,686	2,612,697
CSR Ltd.	128,654	516,014
Ensogo Ltd.(a)(b)	122,284	1
GPT Group	39,493	144,742
Iluka Resources Ltd.	2,103	17,263
Macquarie Group Ltd.	91,778	7,318,109
Magellan Financial Group, Ltd.	2,070	38,260
Medibank Pvt. Ltd.	60,176	135,067
Mineral Resources, Ltd.	16,527	219,120
National Australia Bank Ltd.	159,470	3,520,542
OZ Minerals Ltd.	3,263	22,821
Platinum Asset Management Ltd.	57,274	259,422
Qantas Airways Ltd.	1,233,467	5,564,845
Santos Ltd.(a)	90,116	355,419
South32 Ltd.	232,667	584,733
Stockland	386,273	1,198,567
Sydney Airport	190,266	986,486
Tabcorp Holdings Ltd.	17,740	60,158
Telstra Corp. Ltd.	1,677,233	4,060,035
Westpac Banking Corp.	7,569	167,649
Whitehaven Coal Ltd.	263,153	912,835
Woolworths Group Ltd.	5,784	117,398

		49,929,551
Austria — 0.1%
BAWAG Group AG(a)(c)	489	26,823
OMV AG	12,503	729,264

		756,087
Belgium — 1.5%
KBC Group NV	53,866	4,690,598
Solvay SA	4,483	623,046
UCB SA	70,483	5,740,025

		11,053,669
Denmark — 2.3%
AP Moller - Maersk A/S, Class B	13	20,288
Carlsberg A/S, Class B	56,958	6,800,481
Danske Bank A/S	173,387	6,496,515
DSV A/S	1,331	105,080
Genmab A/S(a)	2,797	602,600
H Lundbeck A/S	8,735	490,614
Royal Unibrew A/S	3,599	238,934
Topdanmark A/S(a)	36,923	1,743,421

		16,497,933
Finland — 1.8%
Amer Sports Oyj	808	24,935
Metso OYJ	1	32
Sampo OYJ, A Shares	89,815	5,003,843
UPM-Kymmene OYJ	162,579	6,027,435
Valmet OYJ	101,780	2,040,468
YIT OYJ	2,183	18,286

		13,114,999

Security	Shares	Value

France — 10.2%
Arkema SA	26,251	$3,427,043
Atos SE	15,611	2,138,854
AXA SA	192,035	5,104,874
BNP Paribas SA	58,307	4,324,093
Bouygues SA	3,963	198,698
Capgemini SE	18,589	2,319,436
Christian Dior SE	1,122	443,516
Cie Generale des Etablissements Michelin	783	115,918
Compagnie de Saint-Gobain	131,856	6,962,667
Dassault Aviation SA	115	219,698
Engie SA	62,786	1,048,432
Eramet(a)	363	50,031
Faurecia	78,804	6,376,519
ICADE	546	53,008
Kering	13,812	6,624,480
Klepierre SA	10,929	440,518
L’Oreal SA	2,618	591,299
LVMH Moet Hennessy Louis Vuitton SE	16,802	5,177,932
Natixis SA	19,995	164,065
Nexity SA	12,770	817,863
Pernod Ricard SA	3,572	594,447
Peugeot SA	250,519	6,032,349
Renault SA	15,531	1,884,655
Sanofi	60,510	4,855,333
SCOR SE	23,731	968,825
Société Générale SA	17,993	977,208
Television Francaise 1	87,857	1,193,077
Thales SA	38,987	4,749,535
TOTAL SA	33,490	1,919,638
Ubisoft Entertainment SA(a)	1,835	155,300
Unibail-Rodamco SE	4,639	1,059,658
Veolia Environnement SA	152,108	3,613,692
Vinci SA	7,515	740,191
Wendel SA	83	12,942

		75,355,794
Germany — 10.6%
adidas AG	7,288	1,773,153
Allianz SE, Registered Shares	21,513	4,863,173
Aurubis AG	5,895	495,435
BASF SE	104,085	10,556,036
Bayer AG, Registered Shares	39,149	4,413,418
Bayerische Motoren Werke AG	6,924	753,123
Beiersdorf AG	13,866	1,571,402
Commerzbank AG(a)	45,735	593,747
Continental AG	2,278	629,210
Covestro AG(c)	28,620	2,818,132
CTS Eventim AG & Co. KGaA	21,175	992,648
Deutsche Boerse AG	16,524	2,258,889
Deutsche Lufthansa AG, Registered Shares	205,151	6,558,177
Deutsche Post AG, Registered Shares	185,395	8,120,183
E.ON SE	55,605	617,888
Fresenius Medical Care AG & Co. KGaA	48,298	4,932,813
Hella GmbH & Co. KGaA	2,330	153,387
HOCHTIEF AG	34,862	6,516,723
Infineon Technologies AG	20,388	548,300
Kloeckner & Co. SE	7,866	98,833
Linde AG	590	118,510
Puma SE	256	125,066
Rheinmetall AG	16,907	2,399,860
SAP SE	64,962	6,819,839
Siemens AG, Registered Shares	214	27,306
Software AG	15,103	791,729
Suedzucker AG(d)	177,823	3,017,051
Talanx AG	12,849	558,683
TUI AG	149,404	3,203,752
Wacker Chemie AG	3,490	573,523
Wirecard AG	8,055	954,854

		77,854,843

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Hong Kong — 2.2%
AIA Group Ltd.	141,000	$1,205,364
Chow Tai Fook Jewellery Group Ltd.	147,200	167,987
CLP Holdings Ltd.	285,000	2,905,863
Galaxy Entertainment Group Ltd.	182,000	1,670,521
Hang Lung Group Ltd.	6,000	19,677
Hang Lung Properties Ltd.	533,000	1,250,965
Henderson Land Development Co. Ltd.	222,000	1,455,671
Hong Kong Exchanges & Clearing Ltd.	25,100	826,720
Kerry Properties Ltd.	522,000	2,360,477
Sun Hung Kai Properties Ltd.	105,000	1,666,662
Swire Properties Ltd.	158,400	557,121
VTech Holdings, Ltd.	6,000	76,141
WH Group Ltd.(c)	1,242,000	1,330,786
Wharf Holdings Ltd.	52,000	180,039
Wheelock & Co. Ltd.	75,005	550,165

		16,224,159
India — 0.0%
Vedanta Resources PLC	1,701	16,903

Ireland — 0.0%
Smurfit Kappa Group PLC(a)	1,106	44,901

Italy — 1.8%
A2A SpA	19,316	36,949
Amplifon SpA	9,032	160,573
Azimut Holding SpA	15,211	326,967
Banca Mediolanum SpA	7,387	64,537
Ferrari NV	39,473	4,745,122
Hera SpA	28,144	103,124
Intesa Sanpaolo SpA	20,483	74,579
Mediobanca SpA	489,844	5,758,808
Moncler SpA	42,390	1,613,290
Saipem SpA(a)	20,598	80,805

		12,964,754
Japan — 22.3%
Aeon Co. Ltd.	9,300	165,400
Aica Kogyo Co. Ltd.	4,700	173,046
Alfresa Holdings Corp.	17,900	404,196
Amada Holdings Co. Ltd.	91,500	1,112,225
Astellas Pharma, Inc.	447,500	6,844,956
Autobacs Seven Co. Ltd.	3,000	56,155
Brother Industries Ltd.	3,100	71,881
Canon, Inc.	132,600	4,810,504
Dai Nippon Printing Co. Ltd.	12,500	259,762
Daicel Corp.	118,700	1,303,440
Daifuku Co. Ltd.	2,000	118,575
Dai-ichi Life Holdings, Inc.	101,100	1,866,455
Daiichi Sankyo Co. Ltd.	67,000	2,247,573
Daito Trust Construction Co. Ltd.	40,400	6,878,783
Daiwa Securities Group, Inc.	347,000	2,233,254
Denso Corp.	5,500	302,525
Disco Corp.	1,800	384,738
DMG Mori Co. Ltd.	14,600	275,076
East Japan Railway Co.	18,400	1,720,287
en-japan, Inc.	2,800	159,222
Fast Retailing Co. Ltd.	600	241,040
Fuji Media Holdings, Inc.	1,800	30,622
FUJIFILM Holdings Corp.	4,800	191,682
Fujitsu General Ltd.	8,700	155,831
Fujitsu Ltd.	459,000	2,789,312
Glory Ltd.	5,900	211,721
Hakuhodo DY Holdings, Inc.	7,500	103,531
Haseko Corp.	47,600	732,623
Hitachi Chemical Co. Ltd.	2,600	58,084
Hitachi Ltd.	1,067,000	7,771,609
Hitachi Transport System Ltd.	3,100	86,856
Hokuhoku Financial Group, Inc.	4,200	57,651
Hokuriku Electric Power Co.(a)	6,000	52,429

Security	Shares	Value
Japan (continued)
Honda Motor Co. Ltd.	83,800	$2,900,871
Iida Group Holdings Co. Ltd.	106,400	1,988,899
ITOCHU Corp.	8,600	167,934
Itochu Techno-Solutions Corp.	10,600	218,978
J Front Retailing Co. Ltd.	3,000	50,668
Jafco Co. Ltd.(a)	2,200	102,743
Japan Post Holdings Co. Ltd.	76,600	930,875
Japan Tobacco, Inc.	87,900	2,511,041
JTEKT Corp.	63,000	928,291
JXTG Holdings, Inc.	712,600	4,344,423
Kao Corp.	28,000	2,102,058
KDDI Corp.	72,000	1,854,319
Kirin Holdings Co. Ltd.	55,900	1,488,175
Kobayashi Pharmaceutical Co. Ltd.	1,900	135,622
Kobe Steel Ltd.(a)	8,600	85,306
Komatsu Ltd.	13,800	462,286
Konami Holdings Corp.	17,100	870,851
Kose Corp.	2,600	546,580
K’s Holdings Corp.	2,000	27,786
Kuraray Co. Ltd.	16,800	291,284
Kurita Water Industries Ltd.	11,000	355,112
Leopalace21 Corp.	9,200	75,497
Lintec Corp.	11,900	342,742
Lion Corp.	2,800	57,461
Mazda Motor Corp.	14,400	192,583
Medipal Holdings Corp.	2,400	50,090
Miraca Holdings, Inc.	25,800	1,015,968
Mitsubishi Chemical Holdings Corp.	609,200	5,931,458
Mitsubishi Corp.	83,100	2,236,974
Mitsubishi Estate Co. Ltd.	120,900	2,025,249
Mitsubishi Logistics Corp.	2,500	52,627
Mitsubishi Motors Corp.	15,600	111,563
Mitsubishi UFJ Lease & Finance Co. Ltd.	11,400	68,292
Mitsui & Co. Ltd.	178,700	3,075,045
MS&AD Insurance Group Holdings, Inc.	81,300	2,525,464
Nagase & Co. Ltd.	2,800	47,607
Nexon Co. Ltd.(a)	11,800	200,054
Nihon M&A Center, Inc.	4,200	145,460
Nihon Unisys, Ltd.	7,600	165,075
Nippon Express Co. Ltd.	1,500	99,246
Nippon Kayaku Co. Ltd.	14,200	176,419
Nippon Telegraph & Telephone Corp.	119,100	5,556,381
Nippon Television Holdings, Inc.	3,700	65,012
Nisshin Seifun Group, Inc.	1,000	19,871
Nitori Holdings Co. Ltd.(d)	4,500	789,147
Nitto Denko Corp.	6,000	453,475
NOK Corp.	5,500	107,402
Nomura Holdings, Inc.	62,600	365,040
Nomura Real Estate Holdings, Inc.	1,000	23,481
NSK Ltd.	22,200	298,662
NTN Corp.	16,400	68,605
NTT DOCOMO, Inc.	308,700	7,869,824
Oracle Corp.	100	8,299
ORIX Corp.	80,800	1,448,014
PALTAC Corp.ORATION	400	21,798
Pigeon Corp.	15,000	677,728
Pola Orbis Holdings, Inc.	13,800	575,283
Resona Holdings, Inc.	1,125,800	6,051,121
Round One Corp.	2,200	34,915
Ryohin Keikaku Co. Ltd.	1,700	567,954
Sanwa Holdings Corp.	8,000	103,156
SCSK Corp.	400	17,348
Secom Co. Ltd.	36,600	2,726,158
Seino Holdings Co. Ltd.	3,000	55,434
Senshu Ikeda Holdings, Inc.	70,700	270,876
Seria Co. Ltd.	700	34,611
Seven & i Holdings Co. Ltd.	94,200	4,034,806
Shikoku Electric Power Co., Inc.	33,900	408,511
Shin-Etsu Chemical Co. Ltd.	1,000	104,309

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Japan (continued)
Shionogi & Co. Ltd.	60,200	$3,134,826
Sojitz Corp.	373,800	1,192,293
Stanley Electric Co. Ltd.	800	30,037
SUMCO Corp.	6,400	167,152
Sumitomo Chemical Co. Ltd.	278,000	1,612,874
Sumitomo Electric Industries Ltd.	61,500	939,936
Sumitomo Mitsui Financial Group, Inc.	208,700	8,853,948
Sumitomo Mitsui Trust Holdings, Inc.	102,300	4,181,936
Sumitomo Realty & Development Co. Ltd.	78,000	2,914,596
Suruga Bank Ltd.	6,500	91,222
Suzuken Co. Ltd.	7,300	307,173
Suzuki Motor Corp.	70,200	3,811,393
T&D Holdings, Inc.	46,100	733,275
TIS, Inc.	8,700	347,868
Tokai Carbon Co. Ltd.	32,200	479,370
Tokai Rika Co. Ltd.	15,000	305,991
Tokio Marine Holdings, Inc.	2,400	108,823
Tokyo Electric Power Co. Holdings, Inc.(a)	17,500	68,547
Tokyo Electron Ltd.	23,500	4,347,291
Tokyo Gas Co. Ltd.	65,700	1,755,517
Tokyu Fudosan Holdings Corp.	10,200	73,389
Toyo Seikan Group Holdings Ltd.	11,700	174,581
Toyobo Co. Ltd.	13,100	258,199
Toyota Boshoku Corp.	1,300	26,755
Toyota Motor Corp.	53,000	3,441,377
TS Tech Co. Ltd.	19,500	777,374
Ube Industries Ltd.	1,800	52,745
Ulvac, Inc.	25,200	1,425,665
Unicharm Corp.	3,700	106,721
West Japan Railway Co.	41,400	2,935,127
Zeon Corp.	106,000	1,540,004

		163,783,246
Jersey — 0.0%
Centamin PLC	18,475	40,057

Luxembourg — 0.1%
ArcelorMittal(a)	24,522	778,876

Netherlands — 6.0%
Aalberts Industries NV	9,634	490,953
BE Semiconductor Industries NV	59,291	6,082,096
Euronext NV(c)	2,886	211,541
ING Groep NV	494,412	8,343,314
Koninklijke Ahold Delhaize NV	301,409	7,142,172
Koninklijke DSM NV	73,468	7,302,501
Koninklijke KPN NV	1,223,628	3,679,443
Koninklijke Philips NV	29,414	1,126,322
PostNL NV(a)	23,376	87,595
Royal Dutch Shell PLC, A Shares	170,552	5,396,001
Royal Dutch Shell PLC, B Shares	134,822	4,338,351

		44,200,289
Norway — 1.5%
DNB ASA	41,334	814,166
Orkla ASA	192,926	2,079,162
Statoil ASA	198,524	4,698,661
Telenor ASA	161,646	3,676,013

		11,268,002
Portugal — 0.6%
Banco Comercial Portugues SA, Class R(a)	1,984,227	665,351
Jeronimo Martins SGPS SA	205,788	3,742,999

		4,408,350
Russia — 0.0%
Evraz PLC	10,635	64,852

Singapore — 1.4%
Ascendas Real Estate Investment Trust	21,500	43,307

Security	Shares	Value
Singapore (continued)
CapitaLand Ltd.	656,200	$1,796,998
CapitaLand Mall Trust.(d)	70,700	112,542
DBS Group Holdings Ltd.	70,600	1,491,238
Oversea-Chinese Banking Corp. Ltd.	34,400	338,874
United Overseas Bank Ltd.	9,400	197,797
Venture Corp. Ltd.	291,600	6,306,395

		10,287,151
South Africa — 0.2%
Mondi PLC	44,877	1,206,206

Spain — 2.5%
ACS Actividades de Construccion y Servicios SA	38,176	1,489,458
Aena SME SA(c)	2,349	473,661
Amadeus IT Group SA	81,572	6,036,590
Banco Bilbao Vizcaya Argentaria SA	496,946	3,935,603
Banco Santander SA	66,473	435,091
Corp. Financiera Alba SA	6,932	419,329
EDP Renovaveis SA	6,070	59,452
Ence Energia y Celulosa SA	4,439	33,507
Endesa SA	1,342	29,565
Grifols SA	14,088	399,407
Mediaset Espana Comunicacion SA	336,081	3,423,527
NH Hotel Group SA	4,455	35,052
Repsol SA	98,716	1,754,742

		18,524,984
Sweden — 4.0%
Boliden AB	56,206	1,977,800
Electrolux AB, Series B	143,607	4,535,040
Essity AB, B Shares(a)	2,114	58,586
Fabege AB	7,213	156,594
JM AB	8,218	187,043
NCC AB, B Shares	23,425	446,599
Sandvik AB	203,900	3,735,697
Skandinaviska Enskilda Banken AB, Class A	158,231	1,662,424
SSAB AB, A Shares(a)	144,254	816,558
Svenska Cellulosa AB SCA, Class B	224,284	2,396,831
Swedish Match AB	130,707	5,923,344
Tele2 AB	19,351	233,031
Volvo AB, B Shares	411,014	7,523,354

		29,652,901
Switzerland — 7.3%
Barry Callebaut AG, Registered Shares	495	968,101
Bucher Industries AG, Registered Shares	612	255,731
Ferrexpo PLC	10,359	35,598
Galenica AG(a)(c)	1,670	88,354
GAM Holding AG	1,479	24,904
Georg Fischer AG, Registered Shares	3,130	4,190,670
Glencore PLC	264,387	1,313,797
IWG PLC	26,791	85,852
Julius Baer Group Ltd.	2,230	137,238
Logitech International SA, Registered Shares	140,520	5,157,778
Nestle SA, Registered Shares	90,411	7,146,224
Novartis AG, Registered Shares	59,249	4,792,111
OC Oerlikon Corp. AG, Registered Shares	3,857	68,174
Partners Group Holding AG	44	32,741
Roche Holding AG	60,369	13,848,475
Schindler Holding AG Participation Certificates	7,496	1,617,395
SGS SA, Registered Shares	898	2,209,016
Sika AG	4	31,377
STMicroelectronics NV	273,304	6,082,043
Sulzer AG, Registered Shares	2	263
Swiss Re AG	17,402	1,776,165
Temenos Group AG, Registered Shares	19,164	2,297,942

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Switzerland (continued)
Wolseley PLC	19,016	$1,430,187

		53,590,136
United Kingdom — 12.7%
Anglo American PLC	108,749	2,533,266
Ashmore Group PLC	40,463	216,656
Ashtead Group PLC	1,501	40,927
ASOS PLC(a)	19,515	1,909,078
Associated British Foods PLC	195,986	6,851,954
Auto Trader Group PLC(c)	24,587	120,855
Aviva PLC	148,120	1,033,740
BAE Systems PLC	61,981	507,108
Barratt Developments PLC	100,461	747,560
Bodycote PLC	6,703	84,327
BP PLC	585,126	3,946,726
British American Tobacco PLC	23,993	1,386,957
Britvic PLC	82,286	788,272
Centrica PLC	155,435	310,102
Close Brothers Group PLC	19,141	386,028
Compass Group PLC	94,574	1,931,098
Croda International PLC	3,184	204,544
DCC PLC	27,687	2,550,995
Derwent London PLC	366	15,932
Diageo PLC	165,859	5,609,291
Dialog Semiconductor PLC(a)	52,292	1,245,363
Direct Line Insurance Group PLC	102,721	550,019
Dixons Carphone PLC	89,536	234,127
DS Smith PLC	7,700	50,882
Electrocomponents PLC	37,448	315,422
Experian PLC	2,938	63,539
Fevertree Drinks PLC	2,583	95,423
Fiat Chrysler Automobiles NV	85,095	1,735,624
GKN PLC	93,938	608,891
GlaxoSmithKline PLC	204,373	3,969,127
Hays PLC	103,398	273,531
HSBC Holdings PLC	990,138	9,298,082
Imperial Brands PLC	53,808	1,832,131
Inchcape PLC	55,105	534,261
Indivior PLC.(a)	44,612	255,017
InterContinental Hotels Group PLC	59,195	3,546,518
Intertek Group PLC	98,997	6,480,148
ITV PLC	93,588	189,447
JD Sports Fashion PLC	131,705	621,193
Jupiter Fund Management PLC	37,706	249,971
Legal & General Group PLC	138,787	502,859
Lloyds Banking Group PLC	3,024,360	2,751,032
Man Group PLC	262,561	633,133
Old Mutual PLC	302,670	1,018,450
Pennon Group PLC	6,471	58,502
Persimmon PLC	19,040	675,771
Prudential PLC	64,734	1,617,614
QinetiQ Group PLC	64,542	187,013
Rentokil Initial PLC	234,472	893,572
Rightmove PLC	57,165	3,489,581
Rio Tinto PLC	44,180	2,241,867
Royal Mail PLC	57,104	433,406
Schroders PLC	5,607	251,576
Severn Trent PLC	53,771	1,392,051
Smiths Group PLC	4,572	97,252
Spirax-Sarco Engineering PLC	14,865	1,199,134
SSE PLC	7,076	126,938
SSP Group PLC	7,464	64,116

Security	Shares	Value
United Kingdom (continued)
Standard Life ABERDEEN PLC	55,497	$280,131
Tate & Lyle PLC	76,406	583,560
Taylor Wimpey PLC	49,374	127,913
Thomas Cook Group PLC	1,357,604	2,254,191
Unilever NV CVA	39,590	2,234,677
Unilever PLC	21,418	1,187,894
Vodafone Group PLC	1,703,015	4,659,491
WH Smith PLC	5,486	150,417
William Hill PLC	7,460	34,589
Wm Morrison Supermarkets PLC	421,267	1,263,953

		93,734,815
United States — 0.7%
Carnival PLC	28,634	1,842,979
Shire PLC	43,699	2,174,887
Sims Metal Management Ltd.	2,076	23,320
Strategic Growth Bancorp (Acquired 3/10/14, cost $1,691,203)(a)(b)(e)	37,254	1,366,104

		5,407,290

Total Common Stocks — 96.6% (Cost: $689,716,802)		710,760,748

Preferred Stocks — 0.3%

Germany — 0.0%
Schaeffler AG, Preference Shares(a)	5,836	90,131

India — 0.0%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $576,742)(a)(b)(e)	81	145,759
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $227,633)(a)(b)(e)	27	59,208

		204,967
United States — 0.3%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $942,242)(a)(b)(e)	153,710	846,942
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $1,176,386)(a)(b)(e)	31,780	1,088,147

		1,935,089

Total Preferred Stocks — 0.3% (Cost: $2,335,426)		2,230,187

Total Long-Term Investments — 96.9% (Cost: $692,052,228)		712,990,935

Short-Term Securities — 3.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(f)(h)	21,722,556	21,722,556
SL Liquidity Series, LLC, Money Market Series, 1.85%(f)(g)(h)	3,556,984	3,556,628

Total Short-Term Investments — 3.4% (Cost: $25,279,279)		25,279,184

Total Investments — 100.3% (Cost: $717,331,507)		738,270,119
Liabilities in Excess of Other Assets — (0.3)%		(2,030,111)

Net Assets — 100.0%		$736,240,008

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Security, or a portion of the security, is on loan.
(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,506,160, representing 0.48% of its net assets as of period end, and an original cost of $3,930,825.
(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

(g)	Security was purchased with the cash collateral from loaned securities.
(h)	During the period ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,142,638	13,579,918	21,722,556	$21,722,556	$19,969		$52	$—
SL Liquidity Series, LLC, Money Market Series	122,087	3,434,897	3,556,984	3,556,628	101,569	(b)	(183)	(92)

				$25,279,184	$121,538		$(131)	$(92)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	72	06/07/18	$7,266	$91,582
Euro STOXX 50 Index	278	06/15/18	11,223	(157,431)
FTSE 100 Index	45	06/15/18	4,415	(44,865)
SPI 200 Index	17	06/21/18	1,872	(59,629)

				$(170,343)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	—	—	$91,582	—	—	—	$91,582

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation	—	—	$261,925	—	—	—	$261,925

For the six months ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Financial futures contracts	—	—	$(459,557)	—	—	—	$(459,557)
Forward foreign currency exchange contracts	—	—	—	$551,825	—	—	551,825

	—	—	$(459,557)	$551,825	—	—	$92,268

Net Change in Unrealized Appreciation (Depreciation) on:
Future Contracts		—	$(396,151)	—	—	—	$(396,151)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$272,664,295

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$473,396	(a)
Average amounts sold — in USD	$5,958,058	(a)

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Australia	$—	$49,929,550	$1	$49,929,551
Austria	26,823	729,264	—	756,087
Belgium	—	11,053,669	—	11,053,669
Denmark	—	16,497,933	—	16,497,933
Finland	—	13,114,999	—	13,114,999
France	710,365	74,645,429	—	75,355,794
Germany	—	77,854,843	—	77,854,843
Hong Kong	—	16,224,159	—	16,224,159
India	—	16,903	—	16,903
Ireland	—	44,901	—	44,901
Italy	—	12,964,754	—	12,964,754
Japan	—	163,783,246	—	163,783,246
Jersey	—	40,057	—	40,057
Luxembourg	—	778,876	—	778,876
Netherlands	—	44,200,289	—	44,200,289
Norway	—	11,268,002	—	11,268,002
Portugal	—	4,408,350	—	4,408,350
Russia	—	64,852	—	64,852
Singapore	—	10,287,151	—	10,287,151
South Africa	—	1,206,206	—	1,206,206
Spain	59,452	18,465,532	—	18,524,984
Sweden	—	29,652,901	—	29,652,901
Switzerland	64,118	53,526,018	—	53,590,136
United Kingdom	310,102	93,424,713	—	93,734,815
United States	—	4,041,186	1,366,104	5,407,290
Preferred Stocks:
Germany	90,131	—	—	90,131
India	—	—	204,967	204,967
United States	—	—	1,935,089	1,935,089
Short-Term Securities	21,722,556	—	—	21,722,556

Subtotal	$22,983,547	$708,223,783	$3,506,161	$734,713,491

Investments Valued at NAV(a)				3,556,628

Total Investments				$738,270,119

Derivative Financial Instruments(b)
Assets:
Equity contracts	$91,582	$—	$—	$91,582
Liabilities:
Equity contracts	(261,925)	—	—	(261,925)

	$(170,343)	$—	$—	$(170,343)

(a)	As of March 31, 2018, certain of the Fund’s investments were fair valued using NAV ( “Net Assets Value”) per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Advantage International Fund (Percentages shown are based on Net Assets)

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1(a)	Transfers Out of Level 1(b)	Transfers Into Level 2(b)	Transfers Out of Level 2(a)
Assets:
Long-Term Investments:
France	$196,966	—	—	$(196,966)
Ireland	—	$(11,933)	$11,933	—
Spain	—	(258,769)	258,769	—
Switzerland	74,457	—	—	(74,457)
United Kingdom	169,507	(628,385)	628,385	(169,507)

	$440,930	$(899,087)	$899,087	$(440,930)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of September 30, 2017	$1,224,913	$4,937,035	$6,161,948
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	(6)	767,946	767,940
Net change in unrealized appreciation (depreciation)(a),(b)	141,198	(2,881,544)	(2,740,346)
Purchases	—	—	—
Sales	—	(683,381)	(683,381)

Closing Balance, as of March 31, 2018	$1,366,105	$2,140,056	$3,506,161

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(b)	$141,198	$(2,881,544)	$(2,740,346)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2018 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 96.5%

Biotechnology — 22.7%
AbbVie, Inc.	629,206	$59,554,348
ACADIA Pharmaceuticals, Inc.(a)(b)	655,400	14,726,838
Acceleron Pharma, Inc.(a)(b)	651,100	25,458,010
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $17,141,679)(a)(c)(d)	297,971,595	32,270,324
Agios Pharmaceuticals, Inc.(a)(b)	273,200	22,342,296
Alexion Pharmaceuticals, Inc.(a)	508,900	56,721,994
Alkermes PLC(a)	461,700	26,760,132
Alnylam Pharmaceuticals, Inc.(a)	877,400	104,498,340
Amgen, Inc.	685,312	116,831,990
Amicus Therapeutics, Inc.(a)	384,328	5,780,293
AnaptysBio, Inc.(a)	26,900	2,799,752
Apellis Pharmaceuticals, Inc.(a)	266,504	5,892,403
Aquinox Pharmaceuticals, Inc.(a)	286,717	4,036,975
Arena Pharmaceuticals, Inc.(a)(b)	387,718	15,314,861
Argenx SE — ADR(a)	81,441	6,551,114
ARMO BioSciences, Inc.(a)	190,311	7,119,535
Avexis, Inc.(a)	198,456	24,525,192
Biogen, Inc.(a)	505,862	138,515,133
Biohaven Pharmaceutical Holding, Co., Ltd.(a)	129,986	3,348,439
BioMarin Pharmaceutical, Inc.(a)	512,300	41,532,161
Bluebird Bio, Inc.(a)(b)	40,500	6,915,375
Blueprint Medicines Corp.(a)(b)	63,100	5,786,270
Celgene Corp.(a)	273,638	24,411,246
Clementia Pharmaceuticals, Inc.(a)(b)	188,325	2,853,124
Cytokinetics, Inc.(a)	207,900	1,496,880
Galapagos NV(a)	104,600	10,434,896
Gilead Sciences, Inc.	1,394,856	105,158,194
Global Blood Therapeutics, Inc.(a)	97,637	4,715,867
Halozyme Therapeutics, Inc.(a)	757,100	14,831,589
Incyte Corp.(a)	278,100	23,174,073
InflaRx NV(a)(b)	538,134	15,519,785
InflaRx NV, Series D (Acquired 11/8/17, cost $4,645,442)(a)(d)	357,336	10,193,939
Insmed, Inc.(a)(b)	1,239,177	27,906,266
Intercept Pharmaceuticals, Inc.(a)(b)	47,900	2,946,808
Myovant Sciences, Ltd.(a)(b)	535,198	11,383,661
Neurocrine Biosciences, Inc.(a)	165,300	13,708,329
Ovid therapeutics, Inc.(a)	781,407	5,524,548
Regeneron Pharmaceuticals, Inc.(a)	90,222	31,068,848
Sage Therapeutics, Inc.(a)	316,197	50,929,851
Sarepta Therapeutics, Inc.(a)(b)	772,755	57,253,418
Seattle Genetics, Inc.(a)(b)	677,618	35,466,526
Spark Therapeutics, Inc.(a)(b)	164,880	10,979,359
Spectrum Pharmaceuticals, Inc.(a)(b)	1,014,694	16,326,426
Syndax Pharmaceuticals, Inc.(a)	288,521	4,105,654
TESARO, Inc.(a)	325,074	18,574,728
Ultragenyx Pharmaceutical, Inc.(a)(b)	389,500	19,860,605
Vertex Pharmaceuticals, Inc.(a)	618,070	100,733,049

		1,346,839,444
Diversified Consumer Services — 0.6%
Service Corp. International	946,400	35,717,136

Health Care Equipment & Supplies — 25.8%
Abbott Laboratories	4,162,500	249,417,000
Baxter International, Inc.	1,948,800	126,749,952
Becton Dickinson and Co.	291,092	63,079,636
Boston Scientific Corp.(a)	6,301,952	172,169,329
Cooper Cos., Inc.	89,472	20,472,088
Edwards Lifesciences Corp.(a)	558,800	77,963,776
Hologic, Inc.(a)	793,300	29,637,688
Intuitive Surgical, Inc.(a)	209,900	86,653,017
iRhythm Technologies, Inc.(a)	275,995	17,373,885
Masimo Corp.(a)	633,993	55,759,684
Medtronic PLC	2,910,223	233,458,089
Nevro Corp.(a)	451,200	39,105,504
ResMed, Inc.	590,500	58,146,535
Stryker Corp.	1,455,700	234,251,244

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Teleflex, Inc.	140,700	$35,875,686
Varian Medical Systems, Inc.(a)	299,200	36,696,880

		1,536,809,993
Health Care Providers & Services — 23.8%
Amedisys, Inc.(a)	725,900	43,800,806
AmerisourceBergen Corp.	295,600	25,483,676
Anthem, Inc.	542,600	119,209,220
Centene Corp.(a)	673,300	71,955,571
Cigna Corp.	876,700	147,057,658
DaVita, Inc.(a)	998,959	65,871,356
HCA Healthcare, Inc.	326,048	31,626,656
HealthEquity, Inc.(a)	230,200	13,936,308
Humana, Inc.	541,000	145,437,030
McKesson Corp.	261,900	36,893,853
Molina Healthcare, Inc.(a)	206,900	16,796,142
Quest Diagnostics, Inc.	1,368,700	137,280,610
Teladoc, Inc.(a)(b)	680,700	27,432,210
UnitedHealth Group, Inc.	2,221,653	475,433,742
Universal Health Services, Inc., Class B	302,300	35,795,343
WellCare Health Plans, Inc.(a)	116,100	22,480,443

		1,416,490,624
Life Sciences Tools & Services — 2.8%
Agilent Technologies, Inc.	808,100	54,061,890
Thermo Fisher Scientific, Inc.	440,200	90,883,692
Wuxi Biologics Cayman, Inc.(a)(b)(e)	2,203,500	21,444,663

		166,390,245
Pharmaceuticals — 20.8%
Allergan PLC	641,360	107,934,474
Assembly Biosciences, Inc.(a)	28,500	1,400,490
AstraZeneca PLC	1,100,327	75,637,666
AstraZeneca PLC — ADR	1,131,600	39,572,052
Bristol-Myers Squibb Co.	1,400,526	88,583,270
Eli Lilly & Co.	1,234,800	95,536,476
Johnson & Johnson	820,500	105,147,075
Medicines Co.(a)(b)	339,100	11,169,954
Merck & Co., Inc.	1,227,411	66,857,077
Merck KGaA	519,400	49,835,406
Nektar Therapeutics(a)(b)	135,100	14,355,726
Novartis AG — ADR	778,500	62,941,725
Novo Nordisk A/S — ADR	1,833,100	90,280,175
Pfizer, Inc.	7,404,237	262,776,371
Reata Pharmaceuticals, Inc., Class A(a)(b)	108,223	2,219,654
Sanofi	382,500	30,691,865
Sanofi — ADR	943,500	37,815,480
Theravance Biopharma, Inc.(a)	85,900	2,083,075
Zoetis, Inc.	1,075,300	89,798,303

		1,234,636,314

Total Common Stocks — 96.5% (Cost: $4,017,072,663)		5,736,883,756

Preferred Stocks — 0.3%

Biotechnology — 0.3%
Hua Medicine, Series D(a)(c)	135,713	1,508,328
Hua Medicine, Series E(a)(c)(d)	356,345	4,739,852
Rubius Therapeutics, Inc., Series C(a)(c)(d)	724,468	9,265,946

Total Preferred Stocks — 0.3% (Cost: $15,514,126)		15,514,126

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio (Percentages shown are based on Net Assets)

Security	Beneficial Interest	Value
Other Interests — 0.1%

Biotechnology — 0.1%
Afferent Pharmaceuticals, Inc., Series C(a)(c)(d)	3,420,640	$7,559,614

	Shares
Rights — 0.0%
Dyax Corp. — CVR(a)(c)	1,269,237	2,906,553

Total Long-Term Investments — 96.9% (Cost: $4,032,586,789)		5,762,864,049

Security	Shares	Value
Short-Term Securities — 5.9%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(f)(h)	208,390,111	$208,390,111
SL Liquidity Series, LLC, Money Market Series, 1.85%(f)(g)(h)	143,235,605	143,221,281

Total Short-Term Investments — 5.9% (Cost: $351,613,403)		351,611,392

Total Investments — 102.8% (Cost: $4,384,200,192)		6,114,475,441

Liabilities in Excess of Other Assets — (2.8)%		(167,530,146)

Net Assets — 100.0%		$5,946,945,295

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $64,029,674 representing 1.08% of its net assets as of period end, and an original cost of $35,792,919.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)	During the period ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	188,757,591	19,632,520	208,390,111	$208,390,111	$892,351		$1,045	$—
SL Liquidity Series, LLC, Money Market Series	387,461	142,848,144	143,235,605	143,221,281	49,672	(b)	(717)	(2,011)

				$351,611,392	$942,023		$328	$(2,011)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,824,796	USD	2,244,277	Nomura International PLC	4/11/18	$3,052

						3,052

CHF	42,687,300	USD	44,806,608	Australia & New Zealand Bank Group	4/11/18	(108,544)
CHF	4,154,017	USD	4,419,581	Commonwealth Bank of Australia	4/11/18	(69,891)
CHF	4,681,520	USD	4,909,923	National Australia Bank Ltd.	4/11/18	(7,882)
CHF	5,436,562	USD	5,839,486	Nomura International PLC	4/11/18	(146,838)
EUR	1,514,033	USD	1,868,579	Nomura International PLC	4/11/18	(3,971)
EUR	49,352,100	USD	60,965,365	State Street Bank and Trust Co.	4/11/18	(185,757)
USD	89,832,604	CHF	87,714,800	Credit Suisse International	4/11/18	(2,013,958)
USD	1,558,325	CHF	1,521,700	UBS AG	4/11/18	(35,054)
USD	114,686,663	EUR	95,550,800	Bank of America N.A.	4/11/18	(2,988,980)
USD	6,936,112	EUR	5,778,800	State Street Bank and Trust Co.	4/11/18	(180,773)

						(5,741,648)

	Net Unrealized Depreciation					$(5,738,596)

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$3,052	—	—	$3,052

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,741,648	—	—	$5,741,648

For the period ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$149,647	—	—	$149,647

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(5,483,007)	—	—	$(5,483,007)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$203,672,738
Average amounts sold — in USD	$68,060,010

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$3,052	$(5,741,648)

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$3,052	$(5,741,648)

Total derivative assets and liabilities subject to a Master Netting Agreement (“MNA”)	$3,052	$(5,741,648)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Nomura International PLC	$3,052	$(3,052)	—	—	—

	$3,052	$(3,052)	—	—	—

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)
Australia and New Zealand Bank	$108,554	—	—	—	$108,554
Bank of America N.A.	2,988,980	—	—	—	2,988,980
Commonwealth Bank of Australia	69,891	—	—	—	69,891
Credit Suisse International	2,013,958	—	—	—	2,013,958
National Australia Bank Ltd.	7,882	—	—	—	7,882
Nomura International PLC	150,809	(3,052)	—	—	147,757
State Street Bank and Trust Co.	366,530	—	—	—	366,530
UBS AG	35,054	—	—	—	35,054

	$5,741,658	$(3,052)	—	—	$5,738,606

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Biotechnology	$1,304,375,181	$10,193,939	$32,270,324	$1,346,839,444
Diversified Consumer Services	35,717,136	—	—	35,717,136
Health Care Equipment & Supplies	1,536,809,993	—	—	1,536,809,993
Health Care Providers & Services	1,416,490,624	—	—	1,416,490,624
Life Sciences Tools & Services	144,945,582	21,444,663	—	166,390,245
Pharmaceuticals	1,078,471,377	156,164,937	—	1,234,636,314
Other Interests:
Biotechnology	—	—	7,559,614	7,559,614
Preferred Stocks:
Biotechnology	—	—	15,514,126	15,514,126
Rights:
Biotechnology	—	—	2,906,553	2,906,553
Short-Term Securities	208,390,111	—	—	208,390,111

Subtotal	$5,725,200,004	$187,803,539	$58,250,617	$5,971,254,160

Investments Valued at NAV(a)				143,221,281

Total Investments				$6,114,475,441

Derivative Financial Instruments(b)
Assets:
Foreign currency exchange contracts	$—	$3,052	$—	$3,052
Liabilities:
Foreign currency exchange contracts	—	(5,741,648)	—	(5,741,648)

Total	$—	$(5,738,596)	$—	$(5,738,596)

(a)	As of March 31, 2018, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are forward foreign currency exchange contracts. Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended March 31, 2018, there were no transfers between Level 1 and Level 2.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Rights	Other Interests	Total
Assets:
Opening Balance, as of September 30, 2017	$58,700,405	$5,922,513	$2,906,553	$8,825,251	$76,354,722
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	(5,922,513)	—	—	(5,922,513)
Net realized gain (loss)	—	—	—	—	—
Net change in unrealized appreciation (depreciation)(a),(b)	(26,430,081)	—	—	(1,265,637)	(27,695,718)
Purchases	—	15,514,126	—	—	15,514,126
Sales	—	—	—	—	—

Closing Balance, as of March 31, 2018	$32,270,324	$15,514,126	$2,906,553	$7,559,614	$58,250,617

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(b)	$(26,430,081)	$—	$—	$(1,265,637)	$(27,695,718)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments March 31, 2018 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 70.6%

Aerospace & Defense — 0.7%
Lockheed Martin Corp.	14,527	$4,909,109

Automobiles — 0.5%
Ford Motor Co.	304,563	3,374,558

Banks — 11.6%
Bank of America Corp.	196,395	5,889,886
Citigroup, Inc.	112,275	7,578,562
JPMorgan Chase & Co.	232,502	25,568,245
Regions Financial Corp.	190,010	3,530,386
Strategic Growth Bancorp (Acquired 3/10/14, cost $7,599,729)(a)(b)(c)	167,410	6,138,925
SunTrust Banks, Inc.	17,698	1,204,172
U.S. Bancorp	165,894	8,377,647
Wells Fargo & Co.	356,355	18,676,566

		76,964,389
Beverages — 1.0%
Diageo PLC	90,012	3,044,173
PepsiCo, Inc.	30,400	3,318,160

		6,362,333
Biotechnology — 0.5%
Acerta Pharma BV, Series B (Acquired 5/6/15, cost $1,815,300)(a)(b)(c)	31,555,035	3,417,410

Capital Markets — 1.2%
Invesco Ltd.	58,046	1,858,052
Morgan Stanley	117,899	6,361,830

		8,219,882
Chemicals — 0.6%
DowDuPont, Inc.	66,195	4,217,283

Communications Equipment — 1.6%
Cisco Systems, Inc.	239,908	10,289,654

Construction Materials — 0.2%
CRH PLC	46,880	1,584,716

Containers & Packaging — 0.6%
International Paper Co.	68,922	3,682,503

Diversified Telecommunication Services — 3.5%
BCE, Inc.	192,748	8,295,874
BT Group PLC	948,884	3,028,651
Verizon Communications, Inc.	249,517	11,931,903

		23,256,428
Electric Utilities — 4.7%
Edison International	23,870	1,519,564
Exelon Corp.	158,444	6,180,900
FirstEnergy Corp.	425,255	14,462,923
PG&E Corp.(a)	197,860	8,691,990

		30,855,377
Electronic Equipment, Instruments & Components — 1.1%
Hon Hai Precision Industry Co. Ltd.	2,371,000	7,395,081

Equity Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	59,113	6,479,376

Food Products — 1.3%
Danone SA	20,210	1,638,675
General Mills, Inc.	68,016	3,064,801
Kellogg Co.	57,216	3,719,612

		8,423,088
Health Care Equipment & Supplies — 1.5%
Koninklijke Philips NV	143,231	5,484,609

Security	Shares	Value
Health Care Equipment & Supplies (continued)
Medtronic PLC	51,600	$4,139,352

		9,623,961
Health Care Providers & Services — 2.5%
Aetna, Inc.	9,500	1,605,500
Cardinal Health, Inc.	92,774	5,815,074
CVS Health Corp.	48,740	3,032,115
McKesson Corp.	10,860	1,529,848
UnitedHealth Group, Inc.	22,796	4,878,344

		16,860,881
Household Products — 0.8%
Procter & Gamble Co.	67,260	5,332,373

Industrial Conglomerates — 1.3%
General Electric Co.	456,563	6,154,469
Honeywell International, Inc.	15,151	2,189,471

		8,343,940
Insurance — 5.5%
American International Group, Inc.	87,530	4,763,383
Brighthouse Financial, Inc.(a)	17,841	917,027
MetLife, Inc.	184,641	8,473,176
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	25,067	5,829,123
Prudential Financial, Inc.	107,096	11,089,791
Swiss Re AG	55,066	5,620,407

		36,692,907
Internet Software & Services — 2.1%
MongoDB, Inc. (Acquired 12/19/13, cost $10,543,057)(b)	315,205	13,607,698

Leisure Products — 0.1%
Mattel, Inc.(a)(d)	64,600	849,490

Media — 1.7%
Comcast Corp., Class A	129,312	4,418,591
Interpublic Group of Cos., Inc.	167,835	3,865,240
Publicis Groupe SA	41,206	2,869,251

		11,153,082
Multi-Utilities — 2.2%
Engie SA	243,153	4,060,292
Public Service Enterprise Group, Inc.	204,781	10,288,198

		14,348,490
Oil, Gas & Consumable Fuels — 9.6%
BP PLC	1,777,750	11,991,080
Chevron Corp.	58,162	6,632,795
Enbridge, Inc.	108,853	3,425,604
Marathon Petroleum Corp.	36,621	2,677,361
Occidental Petroleum Corp.	94,617	6,146,320
Royal Dutch Shell PLC, Class A - ADR	283,647	18,099,515
Suncor Energy, Inc.	139,226	4,808,866
TOTAL SA - ADR	82,752	4,773,963
Valero Energy Corp.	28,186	2,614,815
Williams Cos., Inc.	105,980	2,634,663

		63,804,982
Personal Products — 0.5%
Unilever NV - NY Shares	63,513	3,581,498

Pharmaceuticals — 6.4%
AstraZeneca PLC	200,859	13,807,265
Bayer AG, Registered Shares	14,010	1,579,401
Merck & Co., Inc.	189,543	10,324,407
Pfizer, Inc.	478,072	16,966,775

		42,677,848

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Professional Services — 0.5%
Nielsen Holdings PLC	94,115	$2,991,916

Road & Rail — 0.1%
Norfolk Southern Corp.	7,365	1,000,020

Semiconductors & Semiconductor Equipment — 2.2%
QUALCOMM, Inc.	91,985	5,096,889
Taiwan Semiconductor Manufacturing Co. Ltd.	544,000	4,607,789
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	104,391	4,568,150

		14,272,828
Software — 0.9%
CA, Inc.	48,380	1,640,082
Microsoft Corp.	44,246	4,038,332

		5,678,414
Specialty Retail — 0.4%
Lowe’s Cos., Inc.	27,957	2,453,227

Technology Hardware, Storage & Peripherals — 0.6%
Lenovo Group Ltd.	8,346,000	4,292,609

Tobacco — 1.6%
Altria Group, Inc.	80,676	5,027,728
Philip Morris International, Inc.	55,236	5,490,458

		10,518,186

Total Common Stocks — 70.6% (Cost: $453,781,433)		467,515,537

Preferred Stocks — 2.3%

Internet Software & Services — 1.7%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,186,751)(a)(b)(c)	140,962	4,826,539
Zuora, Inc. (Acquired 1/16/15, cost $3,742,311)(a)(b)(c)	985,000	6,333,550

		11,160,089
Software — 0.6%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $4,300,011)(a)(b)(c)	701,470	3,865,100

Total Preferred Stocks — 2.3% (Cost: $10,229,072)		15,025,189

	Par (000)
Equity-Linked Notes — 30.3%

Aerospace & Defense — 1.1%
RBC Capital Markets LLC. (Lockheed Martin Corp.) 13.51% 05/29/18 (LMT US)	USD 10	3,244,128
RBC Capital Markets LLC. (Lockheed Martin Corp.) 17.98% 04/03/18 (LMT US)	12	4,130,283

		7,374,411
Automobiles — 0.2%
TD Securities, Inc. (Ford Motor Co.) 19.45% 04/30/18 (F US)	134	1,464,025

Banks — 4.2%
Citigroup Global Markets Inc. (Us BanCorp.) 12.38% 05/18/18 (USB US)	72	3,663,374
Goldman Sachs & Co LLC. (Citigroup Inc.) 14% 04/13/18 (C US)	30	2,002,227
RBC Capital Markets LLC. (Wells Fargo & Co.) 15.47% 05/02/18 (WFC US)	153	7,919,466

Security	Par (000)	Value
Banks (continued)
SG Americas Securities LLC. (Jpmorgan Chase & Co.)12.89% 05/09/18 (JPM US)	101	$11,117,254
TD Securities, (Usa) LLC. (Suntrust Banks Inc.) 11.86% 05/16/18 (STI US)	8	519,213
TD Securities, Inc. (Bank Of America Corp.) 15.57% 04/30/18 (BAC US)	86	2,623,125

		27,844,659
Beverages — 0.2%
BNP Paribas Arbitrage (Diageo Plc) 11.19% 04/23/18 (DGE LN)	GBP 41	1,379,454

Capital Markets — 0.7%
HSBC Bank Plc (Morgan Stanley) 14.13% 04/13/18 (MS US)	USD 61	3,270,123
TD Securities, Inc. (Invesco Ltd.) 14.95% 04/30/18 (IVZ US)	40	1,278,933

		4,549,056
Chemicals — 0.3%
HSBC Bank Plc (Dowdupont Inc.) 16.96% 04/13/18 (DWDP US)	34	2,186,107

Communications Equipment — 1.4%
RBC Capital Markets LLC. (Cisco Systems Inc.) 21.42% 04/03/18 (CSCO US)	120	5,140,635
RBC Capital Markets LLC. (Cisco Systems Inc.) 24.37% 05/11/18 (CSCO US)	103	4,409,092

		9,549,727
Containers & Packaging — 0.4%
HSBC Bank Plc (International Paper Co.) 14.8% 05/09/18 (IP US )	46	2,476,007

Diversified Telecommunication Services — 2.5%
BNP Paribas Futures (Bt Group Plc) 13.3% 04/27/18 (BT/A LN)	GBP 661	2,104,226
Nomura Securities International Inc. (Bce Inc.) 13.216% 04/09/18 (BCE US)	USD 101	4,364,056
RBC Capital Markets LLC. (Verizon Communications Inc.) 15.69% 04/03/18 (VZ US)	100	4,809,515
RBC Capital Markets LLC. (Verizon Communications Inc.) 18.46% 05/29/18 (VZ US)	107	5,107,176

		16,384,973
Electric Utilities — 1.4%
Credit Suisse Securities (Usa) LLC. (Firstenergy Corp.) 12.4% 04/30/18 (FE US)	109	3,564,415
RBC Capital Markets LLC. (Exelon Corp.) 15.68% 05/29/18 (EXC US)	68	2,648,779
RBC Capital Markets LLC. (Exelon Corp.) 18.1% 04/03/18 (EXC US)	79	3,071,474

		9,284,668
Equity Real Estate Investment Trusts (REITs) — 0.6%
Credit Suisse Securities (Usa) LLC. (Crown Castle International Corp.)12.0% 05/18/18 (CCI US)	40	4,282,646

Food Products — 0.5%
TD Securities, Inc. (General Mills Inc.) 19.54% 04/30/18 (GIS US)	30	1,359,968
TD Securities, Inc. (Kellogg Co.) 12.61% 04/30/18 (K US)	25	1,657,250

		3,017,218

SEE NOTES TO FINANCIAL STATEMENTS	29

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies — 0.3%
Merrill Lynch International (Koninklijke Philips Nv) 11% 04/23/18 (PHIA NA)	EUR	60	$2,301,813

Health Care Providers & Services — 0.9%
Credit Suisse Securities (Usa) LLC. (Cardinal Health Inc.) 17.6% 04/30/18 (CAH US)	USD	24	1,503,697
RBC Capital Markets LLC. (Unitedhealth Group Inc.) 15.63% 05/29/18 (UNH US)		10	2,075,800
RBC Capital Markets LLC. (Unitedhealth Group Inc.) 17.06% 04/03/18 (UNH US)		11	2,422,946

			6,002,443
Household Products — 0.4%
TD Securities, Inc. (Procter & Gamble Co/The) 13.64% 04/30/18 (PG US)		30	2,345,989

Industrial Conglomerates — 0.4%
BNP Paribas Arbitrage (General Electric Co.) 19.17% 04/11/18 (GE US)		118	1,593,621
HSBC Bank Plc (Honeywell International Inc.) 14.08% 04/13/18 (HON US)		8	1,125,966

			2,719,587
Insurance — 2.6%
BNP Paribas Arbitrage (American International Group Inc.) 14.67% 04/11/18 (AIG US)		15	812,080
BNP Paribas Arbitrage (Muenchener Rueckversicherungs-Gesellschaft Ag In Muenchen) 7.27% 04/23/18 (MUV2 GR)	EUR	18	4,000,242
CIBC World Markets Corp. (Prudential Financial Inc.) 12.33% 05/09/18 (PRU US)	USD	46	4,788,886
Credit Suisse Securities (Usa) LLC. (Metlife Inc.) 19.3% 05/18/18 (MET US)		80	3,642,091
Merrill Lynch International (Swiss Re Ag) 10% 04/23/18 (SREN SW)	CHF	39	3,779,728
TD Securities, Inc. (Brighthouse Financial Inc.) 15.73% 04/30/18 (BHF US)	USD	5	231,864

			17,254,891
Leisure Products — 0.1%
TD Securities, (Usa) LLC. (Mattel Inc.) 29.02% 05/16/18 (MAT US)		28	360,928

Machinery — 0.1%
BNP Paribas Arbitrage (Pentair Plc) 10.51% 04/11/18 (PNR US)		7	463,612

Media — 0.7%
BNP Paribas Futures (Publicis Groupe Sa) 19.06% 04/27/18 (PUB FP )	EUR	18	1,284,393
Citigroup Global Markets Inc. (Comcast Corp.) 21.1% 05/04/18 (CMCSA US)	USD	55	1,879,112
RBC Capital Markets LLC. (Interpublic Group Of Cos., Inc./The) 13.05% 05/02/18 (IPG US)		74	1,701,535

			4,865,040
Multi-Utilities — 1.2%
Credit Suisse Securities (Usa) LLC. (Engie Sa) 8.93% 04/27/18 (ENGI FP)	EUR	169	2,735,831
Goldman Sachs & Co. LLC. (Public Service Enterprise Group Inc.) 14.79% 04/13/18 (PEG US)	USD	106	5,284,641

			8,020,472
Oil, Gas & Consumable Fuels — 4.4%
BNP Paribas Arbitrage (Occidental Petroleum Corp.) 19.68% 04/11/18 (OXY US)		65	4,239,906
BNP Paribas Futures (Bp Plc) 8.8% 04/27/18 (BP/LN)	GBP	272	1,805,884

Security	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
CIBC World Markets Corp. (Suncor Energy Inc.) 20.48% 04/09/18 (SU US)	USD	73	$2,509,123
CIBC World Markets Corp. (Total Sa) 14.29% 04/09/18 (TOT US)		44	2,433,601
CIBC World Markets Corp. (Valero Energy Corp.) 14.95% 05/09/18 (VLO US)		19	1,741,940
Credit Suisse Securities (Europe) L (Bp Plc) 14.9% 04/03/18 (BP/ LN)	GBP	362	2,414,078
HSBC Bank Plc (Marathon Petroleum Corp.) 16.08% 04/13/18 (MPC US)	USD	19	1,314,237
Nomura Securities International Inc. (Enbridge Inc.) 22.067% 04/09/18 (ENB US)		77	2,436,838
RBC Capital Markets LLC. (Chevron Corp.) 12.66% 05/04/18 (CVX US)		25	2,841,364
TD Securities, Inc. (Royal Dutch Shell Plc) 9.63% 05/02/18 (RDS/A US)		123	7,714,815

			29,451,786
Personal Products — 0.3%
Citigroup Global Markets Inc. (Unilever Nv) 12.82% 04/09/18 (UN US)		33	1,868,034

Pharmaceuticals — 3.1%
BNP Paribas Arbitrage (Astrazeneca Plc) 20.96% 04/23/18 (AZN LN)	GBP	91	6,200,614
SG Americas Securities LLC. (Pfizer Inc.) 9.71% 04/11/18 (PFE US)	USD	273	9,844,418
TD Securities, (Usa) LLC. (Merck & Co Inc.) 18.42% 05/16/18 (MRK US)		82	4,452,752

			20,497,784
Professional Services — 0.2%
Citigroup Global Markets Inc (Nielsen Holdings Plc) 14.57% 05/18/18 (NLSN US)		41	1,294,329

Road & Rail — 0.1%
BNP Paribas Arbitrage (Norfolk Southern Corp.) 14.06% 04/11/18 (NSC US)		3	434,928

Semiconductors & Semiconductor Equipment — 0.8%
Citigroup Global Markets Inc. (Taiwan Semiconductor Manufacturing Co. Ltd.) 14.24% 05/04/18 (TSM US)		70	3,035,777
SG Americas Securities LLC. (Qualcomm Inc.) 18.35% 04/23/18 (QCOM US)		41	2,306,626

			5,342,403
Software — 0.3%
CIBC World Markets Corp. (Microsoft Corp.) 11.35% 04/23/18 (MSFT US)		20	1,790,909

Specialty Retail — 0.2%
RBC Capital Markets LLC. (Lowe’S Cos Inc.) 17.35% 05/04/18 (LOW US)		12	1,039,167

Tobacco — 0.7%
BNP Paribas Arbitrage (Philip Morris International Inc.) 19.8% 04/11/18 (PM US)		24	2,428,994
Citigroup Global Markets Inc. (Altria Group Inc.) 15.02% 05/18/18 (MO US)		35	2,122,792

			4,551,786
Total Equity-Linked Notes — 30.3% (Cost: $204,062,377)			200,398,852

Total Long-Term Investments — 103.2% (Cost: $668,072,882)			682,939,578

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Short-Term Securities — 0.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(e)(f)	4,371,850	$4,371,850
SL Liquidity Series, LLC, Money Market Series, 1.85%(d)(e)(f)	241,555	241,531

Total Short-Term Investments — 0.7% (Cost: $4,613,381)		4,613,381

Total Investments — 103.9% (Cost: $672,686,263)		687,552,959

Liabilities in Excess of Other Assets — (3.9)%		(25,859,717)

Net Assets — 100.0%		$661,693,242

Notes to Schedule of Investments

(a)	Non-income producing security.
(b)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $38,189,222, representing 5.77% of its net assets as of period end, and an original cost of $30,187,159.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.
(f)	During the period ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,231,691	2,140,159	4,371,850	$4,371,850	$79,822	$130	$—
SL Liquidity Series, LLC, Money Market Series	—	—	241,555	241,531	489	—	—

				$4,613,381	$80,311	$130	$—

(a)	Includes net capital gain distributions, if applicable.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$6,688	—	—	$6,688

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$(5,483,007)	—	—	$(5,483,007)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$933,505	(a)
Average amounts sold — in USD	$936,000	(a)

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS	31

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$4,909,109	$—	$—	$4,909,109
Automobiles	3,374,558	—	—	3,374,558
Banks	70,825,464	—	6,138,925	76,964,389
Beverages	3,318,160	3,044,173	—	6,362,333
Biotechnology	—	—	3,417,410	3,417,410
Capital Markets	8,219,882	—	—	8,219,882
Chemicals	4,217,283	—	—	4,217,283
Communications Equipment	10,289,654	—	—	10,289,654
Construction Materials	—	1,584,716	—	1,584,716
Containers & Packaging	3,682,503	—	—	3,682,503
Diversified Telecommunication Services	20,227,777	3,028,651	—	23,256,428
Electric Utilities	30,855,377	—	—	30,855,377
Electronic Equipment, Instruments & Components	—	7,395,081	—	7,395,081
Equity Real Estate Investment Trusts (REITs)	6,479,376	—	—	6,479,376
Food Products	6,784,413	1,638,675	—	8,423,088
Health Care Equipment & Supplies	4,139,352	5,484,609	—	9,623,961
Health Care Providers & Services	16,860,881	—	—	16,860,881
Household Products	5,332,373	—	—	5,332,373
Industrial Conglomerates	8,343,940	—	—	8,343,940
Insurance	25,243,377	11,449,530	—	36,692,907
Internet Software & Services	—	13,607,698	—	13,607,698
Leisure Products	849,490	—	—	849,490
Media	8,283,831	2,869,251	—	11,153,082
Multi-Utilities	10,288,198	4,060,292	—	14,348,490
Oil, Gas & Consumable Fuels	51,813,902	11,991,080	—	63,804,982
Personal Products	3,581,498	—	—	3,581,498
Pharmaceuticals	27,291,182	15,386,666	—	42,677,848
Professional Services	2,991,916	—	—	2,991,916
Road & Rail	1,000,020	—	—	1,000,020
Semiconductors & Semiconductor Equipment	9,665,039	4,607,789	—	14,272,828
Software	5,678,414	—	—	5,678,414
Specialty Retail	2,453,227	—	—	2,453,227
Technology Hardware, Storage & Peripherals	—	4,292,609	—	4,292,609
Tobacco	10,518,186	—	—	10,518,186
Preferred Stocks:
Internet Software & Services	—	—	11,160,089	11,160,089
Software	—	—	3,865,100	3,865,100
Equity-Linked Notes:
Aerospace & Defense	—	7,374,411	—	7,374,411
Automobiles	—	1,464,025	—	1,464,025
Banks	—	27,844,659	—	27,844,659
Beverages	—	1,379,454	—	1,379,454
Capital Markets	—	4,549,056	—	4,549,056
Chemicals	—	2,186,107	—	2,186,107
Communications Equipment	—	9,549,727	—	9,549,727
Containers & Packaging	—	2,476,007	—	2,476,007
Diversified Telecommunication Services	—	16,384,973	—	16,384,973
Electric Utilities	—	9,284,668	—	9,284,668
Equity Real Estate Investment Trusts (REITs)	—	4,282,646	—	4,282,646
Food Products	—	3,017,218	—	3,017,218
Health Care Equipment & Supplies	—	2,301,813	—	2,301,813
Health Care Providers & Services	—	6,002,443	—	6,002,443
Household Products	—	2,345,989	—	2,345,989
Industrial Conglomerates	—	2,719,587	—	2,719,587
Insurance	—	17,254,891	—	17,254,891
Leisure Products	—	360,928	—	360,928
Machinery	—	463,612	—	463,612

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock High Equity Income Fund (Percentages shown are based on Net Assets)

	Level 1	Level 2	Level 3	Total
Media	—	4,865,040	—	4,865,040
Multi-Utilities	—	8,020,472	—	8,020,472
Oil, Gas & Consumable Fuels	—	29,451,786	—	29,451,786
Personal Products	—	1,868,034	—	1,868,034
Pharmaceuticals	—	20,497,784	—	20,497,784
Professional Services	—	1,294,329	—	1,294,329
Road & Rail	—	434,928	—	434,928
Semiconductors & Semiconductor Equipment	—	5,342,403	—	5,342,403
Software	—	1,790,909	—	1,790,909
Specialty Retail	—	1,039,167	—	1,039,167
Tobacco	—	4,551,786	—	4,551,786
Short-Term Securities	4,371,850	—	—	4,371,850
Subtotal	$371,890,232	$290,839,672	$24,581,524	$687,311,428
Investments Valued at NAV(a)				241,531

Total Investments				$687,552,959

(a)	As of March 31, 2018, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the six months ended March 31, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Equity-Linked Notes	Total
Assets:
Opening Balance, as of September 30, 2017	$11,720,783	$33,547,470	$12,051,840	$57,320,093
Transfers into Level 3	—	—	—	—
Transfers out of Level 3(a)	—	(8,590,401)	—	(8,590,401)
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	3,406,317	29,865	3,436,182
Net change in unrealized appreciation (depreciation)(b),(c)	(2,164,448)	(10,306,978)	(40,875)	(12,512,301)
Purchases	—	—	—	—
Sales	—	(3,031,219)	(12,040,830)	(15,072,049)

Closing Balance, as of March 31, 2018	$9,556,335	$15,025,189	$—	$24,581,524

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 (c)	$(2,164,448)	$(10,306,978)	$(40,875)	$(12,512,301)

(a)	As of September 30, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$9,556,335	Market	Tangible Book Value Multiple(a)	1.90x
		Income	Discount Rate(b)	4.00%
Preferred Stocks(c)	15,025,189	Market	Revenue Multiple(a)	6.00x - 14.00x	8.18x

	$24,581,524

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
(c)	For the period March 31, 2018, the valuation technique for investments classified as preferred stocks amounting to $6,333,550 changed from utilizing a Probability-Weighted Expected Return Model (“PWERM”) to Current Value. The change was due to consideration of exit strategy.

SEE NOTES TO FINANCIAL STATEMENTS	33

Schedule of Investments March 31, 2018 (Unaudited)	BlackRock International Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 96.8%

Australia — 8.0%
Amcor Ltd.	1,415,381	$15,498,889
Ansell Ltd.	294,698	5,769,138
Sonic Healthcare Ltd.	417,480	7,386,970

		28,654,997
Belgium — 3.4%
bpost SA	272,466	6,155,302
Anheuser-Busch InBev SA	56,813	6,246,412

		12,401,714
Canada — 10.0%
TELUS Corp.	528,109	18,544,379
Rogers Communications, Inc., Class B	389,790	17,408,714

		35,953,093
China — 1.7%
ANTA Sports Products Ltd.	1,202,400	6,138,023

Denmark — 1.7%
Novo Nordisk A/S, Class B	124,962	6,146,363

Finland — 3.2%
Kone OYJ, Class B	227,745	11,366,282

France — 5.1%
Sanofi	227,214	18,231,690

Germany — 4.7%
Deutsche Post AG, Registered Shares	382,658	16,760,177

Hong Kong — 0.8%
Sands China Ltd.	519,600	2,823,680

India — 1.8%
Hero MotoCorp Ltd.	119,624	6,530,314

Japan — 3.8%
Japan Tobacco, Inc.	473,400	13,523,625

Netherlands — 2.0%
Heineken NV	66,102	7,109,544

Sweden — 2.1%
Svenska Handelsbanken AB, A Shares	617,533	7,729,562

Switzerland — 14.7%
Givaudan SA, Registered Shares	3,846	8,774,043
Nestle SA, Registered Shares	188,010	14,860,598
Novartis AG, Registered Shares	209,137	16,915,184
Roche Holding AG	24,627	5,649,363
SGS SA, Registered Shares	2,715	6,678,708

		52,877,896
Taiwan — 4.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,209,000	10,240,473
Far EasTone Telecommunications Co. Ltd.	1,615,000	4,275,745

		14,516,218
United Kingdom — 26.3%
Lloyds Banking Group PLC	5,142,537	4,677,778
Metro Bank PLC(a)	53	2,611
Diageo PLC	282,349	9,548,940
Unilever PLC	293,759	16,292,587

Security	Shares	Value
United Kingdom (continued)
AstraZeneca PLC	165,818	$11,398,508
GlaxoSmithKline PLC	565,842	10,989,215
British American Tobacco PLC	394,735	22,818,342
Imperial Brands PLC	550,049	18,728,852

		94,456,833
United States — 3.5%
3M Co.	31,450	6,903,904
Microsoft Corp.	62,869	5,738,054

		12,641,958

Total Common Stocks — 96.8% (Cost: $341,987,568)		347,861,969

Preferred Stocks — 2.0%

China — 1.5%
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $2,770,046)(a)(b)(c)	101,000	5,143,930

India — 0.5%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $5,332,969)(a)(b)(c)	749	1,347,820
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $2,090,847)(a)(b)(c)	248	543,833

		1,891,653

Total Preferred Stocks — 2.0% (Cost: $10,193,862)		7,035,583

Total Investments — 98.8% (Cost: $352,181,430)		354,897,552
Other Assets Less Liabilities — 1.2%		4,300,061

Net Assets — 100.0%		$359,197,613

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock International Dividend Fund

(a)	Non-income producing security.
(b)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $7,035,583, representing 1.96% of its net assets as of period end, and an original cost of $10,193,862.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

During the period ended March 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,356,137	$(4,356,137)	—	—	$13,255	—	—

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended March 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(279,761)	—	—	$(279,761)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward Foreign Currency Exchange contracts:
Average amounts purchased — in USD	$—
Average amounts sold — in USD	$396,435	(a)

(a)	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Australia	$—	$28,654,997	$—	$28,654,997
Belgium	6,155,302	6,246,412	—	12,401,714
Canada	35,953,093	—	—	35,953,093
China	—	6,138,023	—	6,138,023
Denmark	—	6,146,363	—	6,146,363
Finland	—	11,366,282	—	11,366,282
France	—	18,231,690	—	18,231,690
Germany	—	16,760,177	—	16,760,177
Hong Kong	—	2,823,680	—	2,823,680
India	—	6,530,314	—	6,530,314
Japan	—	13,523,625	—	13,523,625
Netherlands	—	7,109,544	—	7,109,544
Sweden	—	7,729,562	—	7,729,562
Switzerland	—	52,877,896	—	52,877,896
Taiwan	—	14,516,218	—	14,516,218
United Kingdom	—	94,456,833	—	94,456,833
United States	12,641,958	—	—	12,641,958
Preferred Stocks:
China	—	—	5,143,930	5,143,930
India	—	—	1,891,653	1,891,653

	$54,750,353	$293,111,616	$7,035,583	$354,897,552

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock International Dividend Fund

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1(a)	Transfers Out of Level 1(b)	Transfers Into Level 2(b)	Transfers Out of Level 2(a)
Assets:
Long-Term Investments:
Belgium	$9,874,937	—	—	$(9,874,937)
China	—	$(8,891,653)	$8,891,653	—

	$9,874,937	$(8,891,653)	$8,891,653	$(9,874,937)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2017	$8,091,669
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a),(b)	(1,056,086)
Purchases	—
Sales	—

Closing Balance, as of March 31, 2018	$7,035,583

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018(b)	$(1,056,086)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$7,035,583	Market	Revenue Multiple(a)	7.50x
			Time to Exit(b)	2.8 years
			Volatility(b)	38%
			Recent Transactions(a)	—

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

36	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments March 31, 2018 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 93.7%

Chemicals — 1.0%
Showa Denko KK	192,900	$8,083,044

Consumer Finance — 0.4%
Jianpu Technology, Inc. — ADR(a)(b)	556,533	3,077,627

Diversified Consumer Services — 0.9%
New Oriental Education & Technology Group, Inc. — ADR	43,800	3,839,070
Sunlands Online Education Group. — ADR(a)(b)	383,775	3,185,332

		7,024,402
Electronic Equipment, Instruments & Components — 4.0%
Chroma ATE, Inc.	711,000	4,424,024
Cognex Corp.	79,700	4,143,603
Flex Ltd.(a)	298,400	4,872,872
Hangzhou Hikvision Digital Technology Co., Ltd.,
Class A	730,085	4,860,868
II-VI, Inc.(a)(b)	103,080	4,215,972
Isra Vision AG(b)	17,771	3,747,663
Sunny Optical Technology Group Co. Ltd.	306,700	5,755,013

		32,020,015
Household Durables — 0.5%
Roku, Inc.(a)(b)	129,886	4,039,455

Internet & Direct Marketing Retail — 6.4%
Amazon.com, Inc.(a)	21,360	30,915,182
Ensogo Ltd.(a)(c)	94,425	1
Expedia Group, Inc.	45,100	4,979,491
Netflix, Inc.(a)	36,490	10,777,322
Start Today Co. Ltd.	163,900	4,265,905

		50,937,901
Internet Software & Services — 23.2%
58.com, Inc. — ADR(a)	57,670	4,605,526
Alibaba Group Holding Ltd. — ADR(a)(b)	115,580	21,213,553
Alphabet, Inc., Class A(a)	33,713	34,965,101
Baidu, Inc. — ADR(a)	50,450	11,259,936
Bandwidth, Inc., Class A(a)	112,369	3,669,972
Delivery Hero AG(a)(d)	127,071	6,136,643
Dropbox, Inc., Class A(a)	61,013	1,906,656
Facebook, Inc., Class A(a)	87,850	14,037,552
Five9, Inc.(a)	138,100	4,113,999
Kakao Corp.	48,621	5,986,223
MercadoLibre, Inc.	17,440	6,215,442
MongoDB, Inc.(a)	46,181	2,004,255
MongoDB, Inc. (Acquired 12/19/13, cost $1,999,972)(e)	59,793	2,581,320
Okta, Inc.(a)(b)	134,252	5,349,942
SendGrid, Inc.(a)(b)	137,611	3,872,374
Shopify, Inc., Class A(a)	36,600	4,559,994
Stamps.com, Inc.(a)(b)	27,000	5,428,350
Tencent Holdings Ltd.	511,100	27,435,628
Wix.com Ltd.(a)(b)	74,410	5,919,315
Yandex NV, Class A(a)	332,580	13,120,281

		184,382,062
IT Services — 10.5%
Capgemini SE	46,100	5,752,110
DXC Technology Co.	52,400	5,267,772
GMO Payment Gateway, Inc.(b)	57,400	5,666,351
InterXion Holding NV(a)	76,400	4,745,204
Mastercard, Inc., Class A	70,500	12,348,780
Pagseguro Digital, Ltd., Class A(a)	309,799	11,871,498
PayPal Holdings, Inc.(a)	110,500	8,383,635
Square, Inc., Class A(a)(b)	238,800	11,748,960
Visa, Inc., Class A	102,000	12,201,240

Security	Shares	Value
IT Services (continued)
Wirecard AG	43,500	$5,156,569

		83,142,119
Life Sciences Tools & Services — 0.6%
Samsung Biologics Co. Ltd.(a)(d)	9,850	4,533,245

Media — 0.9%
Naspers Ltd., N Shares	30,838	7,546,461

Multiline Retail — 0.5%
Magazine Luiza, S.A	139,975	4,184,686

Professional Services — 0.1%
UT Group Co., Ltd.(a)	16,300	531,918

Semiconductors & Semiconductor Equipment — 15.3%
Advanced Micro Devices, Inc.(a)(b)	349,000	3,507,450
AIXTRON SE(a)	238,300	4,611,112
ams AG	71,750	7,534,488
Applied Materials, Inc.	141,400	7,863,254
ASML Holding NV	59,900	11,877,800
Broadcom Ltd.	45,281	10,670,468
Cree, Inc.(a)(b)	128,000	5,159,680
Infineon Technologies AG	179,900	4,838,098
Intel Corp.	103,700	5,400,696
IQE PLC(a)(b)	1,848,791	3,354,413
Lam Research Corp.	38,800	7,882,608
MediaTek, Inc.	457,000	5,258,351
Megachips Corp.(a)(b)	91,800	3,217,353
NVIDIA Corp.	37,220	8,619,780
ON Semiconductor Corp.(a)	220,840	5,401,746
Silicon Laboratories, Inc.(a)	44,600	4,009,540
SOITEC(a)	88,110	6,409,459
STMicroelectronics NV	227,100	5,053,830
Taiwan Semiconductor Manufacturing Co. Ltd.	1,338,000	11,333,129

		122,003,255
Software — 24.7%
Activision Blizzard, Inc.	153,700	10,368,602
Adobe Systems, Inc.(a)	50,200	10,847,216
Altair Engineering, Inc., Class A(a)(b)	174,048	5,458,145
Altium Ltd.	221,880	3,429,737
Atlassian Corp. PLC, Class A(a)(b)	107,200	5,780,224
Autodesk, Inc.(a)	96,000	12,055,680
BlackBerry Ltd.(a)(b)	318,040	3,657,460
Electronic Arts, Inc.(a)	55,500	6,728,820
FireEye, Inc.(a)(b)	297,210	5,031,765
ForeScout Technologies, Inc.(a)	112,373	3,645,380
Guidewire Software, Inc.(a)	48,000	3,879,840
Kingdee International Software Group Co. Ltd.(a)	4,006,000	4,080,655
Linx SA	910,700	5,599,724
Microsoft Corp.	394,890	36,041,610
Nintendo Co. Ltd.	25,100	11,151,260
Proofpoint, Inc.(a)(b)	53,110	6,035,951
PTC, Inc.(a)	59,700	4,657,197
RIB Software SE(b)	178,000	3,793,085
SailPoint Technologies Holding, Inc.(a)	241,525	4,997,152
salesforce.com, Inc.(a)	141,700	16,479,710
ServiceNow, Inc.(a)	47,800	7,908,510
Take-Two Interactive Software, Inc.(a)	78,800	7,705,064
Ubisoft Entertainment SA(a)	88,361	7,478,179
Xero Ltd.(a)	149,860	3,887,133
Zendesk, Inc.(a)(b)	120,200	5,753,974

		196,452,073
Technology Hardware, Storage & Peripherals — 4.7%
Apple Inc.	182,129	30,557,604

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
Samsung Electronics Co. Ltd. (b)	2,800	$6,542,134

		37,099,738

Total Common Stocks — 93.7% (Cost: $495,139,361)		745,058,001

Preferred Stocks — 1.3%

Internet & Direct Marketing Retail — 0.1%
Jasper Infotech Private Ltd., Series F (Acquired 5/07/14, cost $1,018,150) (a)(c)(e)	143	257,328
Jasper Infotech Private Ltd., Series G (Acquired 10/29/14, cost $396,249) (a)(c)(e)	47	103,065

		360,393

Internet Software & Services — 1.0%
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $2,000,004) (a)(c)(e)	128,924	4,414,358
Xiaoju Kuaizhi Inc., Series A-17 (Acquired 7/28/15, cost $1,080,592) (a)(c)(e)	39,400	2,006,642
Zuora, Inc. (Acquired 1/16/15, cost $1,006,815) (a)(c)(e)	265,000	1,703,950

		8,124,950

Security	Shares	Value

Software — 0.2%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $1,500,011) (a)(c)(e)	244,700	$1,348,297

Total Preferred Stocks — 1.3% (Cost: $7,001,820)		9,833,640

Total Long-Term Investments — 95.0% (Cost: $502,141,181)		754,891,641

Short-Term Securities — 11.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53% (f)(h)	46,674,823	46,674,823
SL Liquidity Series, LLC, Money Market Series, 1.85% (f)(g)(h)	45,801,781	45,797,201

Total Short-Term Investments — 11.6% (Cost: $92,472,087)		92,472,024

Total Investments — 106.6% (Cost: $594,613,268)		847,363,665

Liabilities in Excess of Other Assets — (6.6)%		(52,399,038)

Net Assets — 100.0%		$794,964,627

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $12,414,960, representing 1.56% of its net assets as of period end, and an original cost $9,001,793.
(f)	Annualized 7-day yield as of period end.
(g)	Security was purchased with the cash collateral from loaned securities.
(h)	During the period ended March 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 03/31/18	Value at 03/31/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	18,686,309	27,988,514	46,674,823	$46,674,823	$203,214		$118	$—
SL Liquidity Series, LLC, Money Market Series	1,425,730	44,376,051	45,801,781	45,797,201	655,620	(b)	(10,544)	(81)

				$92,472,024	$858,834		$(10,426)	$(81)

(a)	Includes net capital gain distributions.
(b)	Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Long-Term Investments:
Common Stocks:
Chemicals	$—	$8,083,044	$—	$8,083,044
Consumer Finance	3,077,627	—	—	3,077,627
Diversified Consumer Services	7,024,402	—	—	7,024,402

38	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

	Level 1	Level 2	Level 3	Total
Electronic Equipment, Instruments & Components	$13,232,447	$18,787,568	$—	$32,020,015
Household Durables	4,039,455	—	—	4,039,455
Internet & Direct Marketing Retail	46,671,995	4,265,905	1	50,937,901
Internet Software & Services	142,242,248	42,139,814	—	184,382,062
IT Services	66,567,089	16,575,030	—	83,142,119
Life Sciences Tools & Services	—	4,533,245	—	4,533,245
Media	—	7,546,461	—	7,546,461
Multiline Retail	4,184,686	—	—	4,184,686
Professional Services	531,918	—	—	531,918
Semiconductors & Semiconductor Equipment	58,515,222	63,488,033	—	122,003,255
Software	162,632,024	33,820,049	—	196,452,073
Technology Hardware, Storage & Peripherals	30,557,604	6,542,134	—	37,099,738
Preferred Stocks:
Internet & Direct Marketing Retail	—	—	360,393	360,393
Internet Software & Services	—	—	8,124,950	8,124,950
Software	—	—	1,348,297	1,348,297
Short-Term Securities	46,674,823	—	—	46,674,823

Subtotal	$585,951,540	$205,781,283	$9,833,641	$801,566,464

Investments Valued at NAV(a)				45,797,201

Total Investments				$847,363,665

(a)	As of March 31, 2018, certain of the Fund’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1	Transfers Out of Level 1 (a)	Transfers Into Level 2 (a)	Transfers Out of Level 2
Assets:
Long-Term Investments:
Internet Software & Services	—	$(2,885,213)	$2,885,213	—
Semiconductors & Semiconductor Equipment	—	(1,880,464)	1,880,464	—

	—	$(4,765,677)	$4,765,677	—

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of September 30, 2017	$13,128,059
Transfers into Level 3	—
Transfers out of Level 3(a)	(1,629,579)
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(b),(c)	(1,664,839)
Purchases	—
Sales	—

Closing Balance, as of March 31, 2018	$9,833,641

Net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018 (c)	$(1,664,839)

(a)	As of September 30, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of March 31, 2018, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at March 31, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (continued) March 31, 2018 (Unaudited)	BlackRock Technology Opportunities Fund (Percentages shown are based on Net Assets)

The following table summarizes the valuation approaches and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks(c)	$9,833,640	Market	Revenue Multiple(a) Time to Exit(b) Volatility(b) Recent Transactions(a)	6.00x - 14.00x 2.8 years 38% —	7.66x — — —

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
(b)	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.
(c)	For the period ended March 31, 2018, the valuation technique for investments classified as preferred stocks amounting to $1,703,950 changed from utilizing a Probability-Weighted Expected Return Model (“PWERM”) to Current Value. The change was due to consideration of exit strategy.

40	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

March 31, 2018

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

ASSETS
Investments at value — unaffiliated[1,2]	$712,990,935	$5,762,864,049	$682,939,578	$354,897,552	$754,891,641
Investments at value — affiliated[3]	25,279,184	351,611,392	4,613,381	—	92,472,024
Cash	258,569	462,195	13,985,968	239,877	—
Cash pledged:
Cash pledged as collateral for over-the-counter derivatives	—	—	—	—	200
Cash pledged for futures contracts	1,367,759	—	—	—	—
Foreign currency at value[4]	2,099,459	1,484	343,207	1,453,248	68,367
Receivables:
Investments sold	5,486,989	2,152	343,917	431,861	9,852,837
Securities lending income — affiliated	9,956	28,960	422	—	203,276
Capital shares sold	542,817	6,535,409	322,038	364,577	4,925,384
Dividends — affiliated	24,864	209,907	14,107	212	52,987
Dividends — unaffiliated	3,225,339	7,335,121	712,061	2,819,875	351,458
From the Manager	151,869	—	227,329	133,416	36,240
Unrealized appreciation on forward foreign currency exchange contracts	—	3,052	—	—	—
Deferred offering costs	11,915	—	—	11,915	—
Prepaid expenses	41,425	107,654	67,216	43,988	121,401
Other assets	—	—	762,469	—	—

Total assets	751,491,080	6,129,161,375	704,331,693	360,396,521	862,975,815

LIABILITIES
Cash collateral on securities loaned at value	3,556,876	143,224,010	241,631	—	45,807,647
Payables:
Investments purchased	5,990,767	14,215,386	38,797,708	—	18,863,710
Administration fees	24,636	—	22,860	—	—
Capital shares redeemed	4,906,070	10,420,475	2,337,220	419,088	2,010,654
Investment advisory fees	273,040	3,279,340	388,947	175,819	646,476
Trustees’ and Officer’s fees	737	28,964	6,575	4,038	1,729
Other accrued expenses	413,536	3,630,992	701,881	496,835	472,825
Other affiliates	—	362,600	—	24,124	44,819
Service and distribution fees	84,594	1,312,665	138,281	79,004	163,328
Transfer agent fees	816	—	3,348	—	—
Unrealized depreciation on forward foreign currency exchange contracts	—	5,741,648	—	—	—

Total liabilities	15,251,072	182,216,080	42,638,451	1,198,908	68,011,188

NET ASSETS	$736,240,008	$5,946,945,295	$661,693,242	$359,197,613	$794,964,627

NET ASSETS CONSIST OF
Paid-in capital	$717,703,465	$3,979,508,769	$631,293,314	$347,139,920	$531,015,676
Accumulated (distributions in excess of) net investment income (loss)	3,364,796	1,193,588	9,021,484	3,614,112	(3,968,339)
Accumulated net realized gain (loss)	(5,669,819)	241,670,643	6,512,133	5,684,436	15,168,284
Net unrealized appreciation/(depreciation)	20,841,566	1,724,572,295	14,866,311	2,759,145	252,749,006

NET ASSETS	$736,240,008	$5,946,945,295	$661,693,242	$359,197,613	$794,964,627

[1] Investments at cost — unaffiliated	$692,052,228	$4,032,586,789	$668,072,882	$352,181,430	$502,141,181
[2] Securities loaned at value	$3,111,333	$142,453,448	$235,385	$—	$45,226,568
[3] Investments at cost — affiliated	$25,279,279	$351,613,403	$4,613,381	$—	$92,472,087
[4] Foreign currency at cost	$2,100,349	—	$343,180	$1,465,891	70,193

FINANCIAL STATEMENTS	41

Statements of Assets and Liabilities  (unaudited) (continued)

March 31, 2018

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

NET ASSET VALUE

Institutional
Net assets	$394,505,376	$2,273,716,136	$314,937,759	$130,730,007	$278,839,139

Shares outstanding[1]	22,967,036	40,450,235	11,666,651	4,399,800	10,091,661

Net asset value	$17.18	$56.21	$26.99	$29.71	$27.63

Service
Net assets	—	$32,626,124	$15,373,351	$5,298,461	$7,393,179

Shares outstanding[1]	—	605,865	626,000	187,657	281,472

Net asset value	—	$53.85	$24.56	$28.23	$26.27

Investor A
Net assets	$304,298,859	$2,458,966,160	$228,009,167	$175,530,248	$396,403,491

Shares outstanding[1]	17,895,680	45,829,539	9,825,329	6,312,770	15,418,672

Net asset value	$17.00	$53.65	$23.21	$27.81	$25.71

Investor C
Net assets	$25,151,914	$899,031,893	$103,372,965	$44,166,220	$102,873,886

Shares outstanding[1]	1,534,906	19,039,955	6,551,073	1,804,070	4,691,534

Net asset value	$16.39	$47.22	$15.78	$24.48	$21.93

Class K
Net assets	$3,954,636	$84,120,922	—	$3,472,677	—

Shares outstanding[1]	230,228	1,495,488	—	116,851	—

Net asset value	$17.18	$56.25	—	$29.72	—

Class R
Net assets	$8,329,223	$198,484,060	—	—	$9,454,932

Shares outstanding[1]	490,479	3,775,840	—	—	363,331

Net asset value	$16.98	$52.57	—	—	$26.02

[1]	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

42	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended March 31, 2018

	BlackRock Advantage International Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock High Equity Income Fund	BlackRock International Dividend Fund	BlackRock Technology Opportunities Fund

INVESTMENT INCOME
Dividends — unaffiliated	$7,428,684	$37,931,098	$7,734,827	$7,307,132	$1,476,389
Dividends — affiliated	101,569	892,351	79,822	13,255	203,214
Interest — unaffiliated	—	—	14,098,441	46	—
Securities lending income — affiliated — net	19,969	49,672	489	—	655,620
Foreign taxes withheld	(591,098)	(576,523)	(232,310)	(687,774)	(61,508)

Total income	6,959,124	38,296,598	21,681,269	6,632,659	2,273,715

EXPENSES
Investment advisory	1,783,659	20,457,585	3,080,257	1,694,013	2,921,260
Service and distribution — class specific	497,718	8,380,417	920,454	516,924	896,385
Transfer agent — class specific	348,943	3,656,961	566,776	396,763	420,999
Administration	126,668	1,072,194	158,276	90,965	137,181
Administration — class specific	60,495	603,059	76,206	42,951	65,310
Accounting services	29,998	181,883	34,364	25,076	31,410
Professional	48,886	80,000	41,295	39,717	45,193
Registration	32,941	96,473	44,237	39,603	48,448
Custodian	44,495	32,363	24,410	57,252	15,036
Printing	11,911	81,224	38,267	27,683	13,023
Offering	8,985	—	—	8,985	—
Officer and Trustees	7,791	59,533	12,245	9,088	8,635
Miscellaneous	28,385	47,015	36,939	32,855	23,275
Recoupment of past waived and/or reimbursed fees — class specific	—	—	—	—	98,427

Total expenses	3,030,875	34,748,707	5,033,726	2,981,875	4,724,582
Less:
Fees waived by the Manager	(254,526)	(54,849)	(264,711)	(265,472)	(13,333)
Administration fees waived — class specific	(60,495)	—	(75,819)	(42,951)	(7,572)
Transfer agent fees waived and/or reimbursed — class specific	(280,842)	—	(541,960)	(355,867)	(37,523)
Total expenses after fees waived and/or reimbursed	2,435,012	34,693,858	4,151,236	2,317,585	4,666,154

Interest expense	—	407,438	19,671	—	—

Total expenses	2,435,012	35,101,296	4,170,907	2,317,585	4,666,154

Net investment income (loss)	4,524,112	3,195,302	17,510,362	4,315,074	(2,392,439)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,838,201	354,039,492	15,246,078	9,520,996	47,519,786
Investments — affiliated	(183)	(717)	—	—	(10,544)
Litigation proceeds	517,568	—	—	—	—
Capital gain distributions received from affiliated investment companies	52	1,045	130	—	118
Options written	—	—	—	—	(282,830)
Futures contracts	(459,557)	—	—	—	—
Forward foreign currency exchange contracts	551,825	149,647	6,688	(279,761)	—
Foreign currency transactions	54,618	711,118	(249,034)	166,516	(44,343)

	4,502,524	354,900,585	15,003,862	9,407,751	47,182,187

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	5,416,075	(255,738,327)	(21,279,883)	(23,581,359)	43,382,745
Investments — affiliated	(92)	(2,011)	—	—	(81)
Options written	—	—	—	—	112,085
Futures contracts	(396,151)	—	—	—	—
Forward foreign currency exchange contracts	—	(5,483,007)	—	—	—
Foreign currency translations	49,041	(9,613)	(3,834)	29,349	13,608

	5,068,873	(261,232,958)	(21,283,717)	(23,552,010)	43,508,357

Net realized and unrealized gain (loss)	9,571,397	93,667,627	(6,279,855)	(14,144,259)	90,690,544

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,095,509	$96,862,929	$11,230,507	$(9,829,185)	$88,298,105

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets

	BlackRock Advantage International Fund		BlackRock Health Sciences Opportunities Portfolio
	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS
Net investment income (loss)	$4,524,112	$2,170,257	$3,195,302	$(3,690,208)
Net realized gain (loss)	4,502,524	64,601,736	354,900,585	164,299,624
Net change in unrealized appreciation (depreciation)	5,068,873	(22,423,930)	(261,232,958)	654,622,028

Net increase in net assets resulting from operations	14,095,509	44,348,063	96,862,929	815,231,444

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(1,075,242)	(1,054,891)	(904,012)	—
Service	—	—	—	—
Investor A	(1,762,109)	(2,580,871)	—	—
Investor B	—	—	—	—
Investor C	—	(407,243)	—	—
Class K	—	—	(96,082)	—
Class R	(12,673)	(106,996)	—	—
From net realized gain:
Institutional	—	—	(77,926,323)	(33,661,485)
Service	—	—	(1,102,369)	(712,180)
Investor A	—	—	(87,981,985)	(57,658,190)
Investor B	—	—	(17,920)	(108,850)
Investor C	—	—	(36,350,049)	(26,756,248)
Class K	—	—	(1,951,240)	(52,299)
Class R	—	—	(6,964,866)	(3,876,937)

Decrease in net assets resulting from distributions to shareholders	(2,850,024)	(4,150,001)	(213,294,846)	(122,826,189)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	406,325,251	20,533,743	39,897,922	(258,339,192)

NET ASSETS
Total decrease in net assets	417,570,736	60,731,805	(76,533,995)	434,066,063
Beginning of period	318,669,272	257,937,467	6,023,479,290	5,589,413,227

End of period	$736,240,008	$318,669,272	$5,946,945,295	$6,023,479,290

Undistributed (distributions in excess of) net investment income (loss), end of period	$3,364,796	$1,690,708	$1,193,588	$(1,001,620)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

44	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (concluded)

	BlackRock High Equity Income Fund		BlackRock International Dividend Fund		BlackRock Technology Opportunities Fund
	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017	Six Months Ended 03/31/2018 (Unaudited)	Year Ended 09/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$17,510,362	$3,406,669	$4,315,074	$8,693,350	$(2,392,439)	$(3,430,119)
Net realized gain (loss)	15,003,862	406,911,935	9,407,751	104,136,637	47,182,187	21,841,077
Net change in unrealized appreciation (depreciation)	(21,283,717)	(248,338,800)	(23,552,010)	(50,736,239)	43,508,357	100,870,186

Net increase (decrease) in net assets resulting from operations	11,230,507	161,979,804	(9,829,185)	62,093,748	88,298,105	119,281,144

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(6,283,752)	(4,121,183)	(2,249,120)	(13,567,444)	—	—
Service	(243,300)	(28,155)	(68,887)	(458,746)	—	—
Investor A	(3,891,974)	(643,713)	(1,940,470)	(15,878,274)	—	—
Investor B	(2,242)	—	—	(7,012)	—	—
Investor C	(1,909,770)	—	(241,524)	(2,588,535)	—	—
From net realized gain:
Institutional	(2,658,320)	(217,421,486)	(2,161,818)	(27,306,404)	(14,848,785)	(844,835)
Service	(132,009)	(9,054,727)	(89,597)	(1,012,070)	(551,498)	(25,487)
Investor A	(2,070,578)	(135,161,494)	(2,747,824)	(42,199,561)	(24,075,269)	(2,022,098)
Investor B	(1,680)	(406,724)	(86)	(1,945)	—	—
Investor C	(1,425,187)	(76,117,266)	(808,534)	(7,818,376)	(7,119,306)	(804,376)
Class R	—	—	—	—	(717,053)	(70,281)

Decrease in net assets resulting from distributions to shareholders	(18,618,812)	(442,954,748)	(10,307,860)	(110,838,367)	(47,311,911)	(3,767,077)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(213,639,827)	(101,971,201)	(205,014,140)	(161,361,762)	241,906,637	72,377,356

NET ASSETS
Total increase (decrease) in net assets	(221,028,132)	(382,946,145)	(225,151,185)	(210,106,381)	282,892,831	187,891,423
Beginning of period	882,721,374	1,265,667,519	584,348,798	794,455,179	512,071,796	324,180,373

End of period	$661,693,242	$882,721,374	$359,197,613	$584,348,798	$794,964,627	$512,071,796

Undistributed (distributions in excess of) net investment income (loss), end of period .	$9,021,484	$3,842,160	$3,614,112	$3,799,039	$(3,968,339)	$(1,575,900)

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.77		$14.50	$13.34	$14.19	$13.42	$11.11

Net investment income(a)	0.15		0.19	0.09	0.09	0.12	0.10
Net realized and unrealized gain (loss)	0.39		2.37	1.18	(0.69)	0.65	2.36

Net increase (decrease) from investment operations	0.54		2.56	1.27	(0.60)	0.77	2.46

Distributions(b)
From net investment income	(0.13)		(0.29)	(0.11)	(0.25)	—	(0.15)

Net asset value, end of period	$17.18		$16.77	$14.50	$13.34	$14.19	$13.42

Total Return(c)
Based on net asset value	3.20	%(d),(e)	17.99%	9.60%	(4.28)%	5.74%	22.40%

Ratios to Average Net Assets
Total expenses	0.83	%(f)	1.10%	1.21%	1.21%	1.20%	1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.64	%(f)	0.86%	1.06%	1.06%	1.06%	1.06%

Net investment income	1.72	%(f)	1.20%	0.68%	0.62%	0.82%	0.83%

Supplemental Data
Net assets, end of period (000)	$394,505		$116,595	$52,490	$57,826	$61,601	$63,182

Portfolio turnover rate	49%		177%	67%	64%	99%	149%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 3.14%.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

46	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.60		$14.35	$13.20	$14.04	$13.32	$11.02

Net investment income(a)	0.11		0.12	0.06	0.05	0.08	0.07
Net realized and unrealized gain (loss)	0.39		2.38	1.16	(0.68)	0.64	2.35

Net increase (decrease) from investment operations	0.50		2.50	1.22	(0.63)	0.72	2.42

Distributions(b)
From net investment income	(0.10)		(0.25)	(0.07)	(0.21)	—	(0.12)

Net asset value, end of period	$17.00		$16.60	$14.35	$13.20	$14.04	$13.32

Total Return(c)
Based on net asset value	3.01	%(d),(e)	17.71%	9.30%	(4.55)%	5.41%	22.14%

Ratios to Average Net Assets
Total expenses	1.09	%(f)	1.42%	1.49%	1.48%	1.46%	1.48%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.89	%(f)	1.19%	1.33%	1.33%	1.33%	1.33%

Net investment income	1.32	%(f)	0.82%	0.46%	0.35%	0.56%	0.56%

Supplemental Data
Net assets, end of period (000)	$304,299		$169,806	$153,886	$163,932	$191,653	$202,343

Portfolio turnover rate	49%		177%	67%	64%	99%	149%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 2.95%.
(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$15.96		$13.81	$12.74		$13.54	$12.94	$10.71

Net investment income (loss)(a)	0.04		(0.01)	(0.05)		(0.06)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.39		2.29	1.12		(0.66)	0.63	2.28

Net increase (decrease) from investment operations	0.43		2.28	1.07		(0.72)	0.60	2.25

Distributions(b)
From net investment income	—		(0.13)	—		(0.08)	—	(0.02)

Net asset value, end of period	$16.39		$15.96	$13.81		$12.74	$13.54	$12.94

Total Return(c)
Based on net asset value	2.70	%(d),(e)	16.70%	8.44%		(5.32)%	4.64%	21.07%

Ratios to Average Net Assets
Total expenses	1.87	%(f)	2.22%	2.27	%(g)	2.27%	2.24%	2.28%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.64	%(f)	2.03%	2.14%		2.14%	2.14%	2.14%

Net investment income (loss)	0.48	%(f)	(0.05)%	(0.35)%		(0.47)%	(0.25)%	(0.25)%

Supplemental Data
Net assets, end of period (000)	$25,152		$24,717	$43,218		$42,066	$51,845	$55,494

Portfolio turnover rate	49%		177%	67%		64%	99%	149%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 2.63%.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

48	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class K
	Period from 01/25/2018(a) to 03/31/2018
Net asset value, beginning of period	$18.33

Net investment income(b)	0.29
Net realized and unrealized gain	(1.44)

Net increase from investment operations	(1.15)

Net asset value, end of period	$17.18

Total Return(c)
Based on net asset value	(6.28	)%(d),(e)

Ratios to Average Net Assets
Total expenses	0.74	%(f),(g)

Total expenses after fees waived and/or reimbursed	0.59	%(g)

Net investment income	11.04	%(g)

Supplemental Data
Net assets, end of period (000)	$3,955

Portfolio turnover rate(h)	49%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is (6.33)%.
(e)	Aggregate total return.
(f)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 0.73%.
(g)	Annualized.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage International Fund (continued)
	Class R
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$16.53		$14.29	$13.12		$13.94		$13.28		$10.99

Net investment income (loss)(a)	0.09		0.07	0.01		(0.01)		0.02		0.02
Net realized and unrealized gain (loss)	0.39		2.36	1.16		(0.68)		0.64		2.35

Net increase (decrease) from investment operations	0.48		2.43	1.17		(0.69)		0.66		2.37

Distributions(b)
From net investment income	(0.03)		(0.19)	—		(0.13)		—		(0.08)

Net asset value, end of period	$16.98		$16.53	$14.29		$13.12		$13.94		$13.28

Total Return(c)
Based on net asset value	2.89	%(d),(e)	17.26%	8.96%		(4.95)%		4.97%		21.71%

Ratios to Average Net Assets
Total expenses	1.42	%(f)	1.75%	1.83	%(g)	1.81	%(g)	1.81	%(g)	1.81	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14	%(f)	1.55%	1.72%		1.72%		1.72%		1.72%

Net investment income (loss)	1.00	%(f)	0.46%	0.08%		(0.07)%		0.17%		0.18%

Supplemental Data
Net assets, end of period (000)	$8,329		$7,551	$8,343		$8,308		$12,483		$14,371

Portfolio turnover rate	49%		177%	67%		64%		99%		149%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes the litigation settlement amount. Excluding this amount, the Fund’s total return is 2.83%.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013, the ratio would have been 1.80%.

See notes to financial statements.

50	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$57.28		$50.30	$52.51		$50.07	$43.24	$34.62

Net investment income(a)	0.11		0.14	0.13		0.05	0.09	0.20
Net realized and unrealized gain	0.85		7.92	3.87		5.96	10.94	10.82

Net increase from investment operations	0.96		8.06	4.00		6.01	11.03	11.02

Distributions(b)
From net investment income	(0.02)		—	(0.77)		(0.15)	(0.15)	(0.18)
From net realized gain	(2.01)		(1.08)	(5.44)		(3.42)	(4.05)	(2.22)

Total distributions	(2.03)		(1.08)	(6.21)		(3.57)	(4.20)	(2.40)

Net asset value, end of period	$56.21		$57.28	$50.30		$52.51	$50.07	$43.24

Total Return(c)
Based on net asset value	1.73	%(d)	16.53%	7.99%		12.25%	27.74%	34.07%

Ratios to Average Net Assets
Total expenses	0.87	%(e)	0.89%	0.90	%(f)	0.88%	0.91%	0.94%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.87	%(e)	0.89%	0.90	%(f)	0.88%	0.91%	0.94%

Net investment income	0.40	%(e)	0.27%	0.25	%(f)	0.09%	0.20%	0.54%

Supplemental Data
Net assets, end of period (000)	$2,273,716		$2,190,418	$1,544,880		$1,513,269	$1,141,938	$748,148

Portfolio turnover rate	22%		39%	50%		50%	57%	94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Service
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$54.90		$48.39	$50.77		$48.51	$42.02	$33.72

Net investment income (loss)(a)	0.03		(0.01)	(0.01)		(0.10)	(0.04)	0.09
Net realized and unrealized gain	0.81		7.60	3.74		5.79	10.61	10.53

Net increase from investment operations	0.84		7.59	3.73		5.69	10.57	10.62

Distributions(b)
From net investment income	—		—	(0.67)		(0.01)	(0.03)	(0.10)
From net realized gain	(1.89)		(1.08)	(5.44)		(3.42)	(4.05)	(2.22)

Total distributions	(1.89)		(1.08)	(6.11)		(3.43)	(4.08)	(2.32)

Net asset value, end of period	$53.85		$54.90	$48.39		$50.77	$48.51	$42.02

Total Return(c)
Based on net asset value	1.58	%(d)	16.20%	7.69%		11.95%	27.36%	33.68%

Ratios to Average Net Assets
Total expenses	1.16	%(e)	1.17%	1.17	%(f)	1.16%	1.21%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.16	%(e)	1.17%	1.17	%(f)	1.15%	1.20%	1.23%

Net investment income (loss)	0.11	%(e)	(0.02)%	(0.03	)%(f)	(0.19)%	(0.08)%	0.25%

Supplemental Data
Net assets, end of period (000)	$32,626		$33,231	$31,917		$35,583	$30,139	$23,035

Portfolio turnover rate	22%		39%	50%		50%	57%	94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

52	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$54.70		$48.22	$50.61		$48.38	$41.92	$33.64

Net investment income (loss)(a)	(0.03)		(0.01)	(0.01)		(0.10)	(0.03)	0.09
Net realized and unrealized gain	0.81		7.57	3.73		5.77	10.57	10.51

Net increase from investment operations	0.84		7.56	3.72		5.67	10.54	10.60

Distributions(b)
From net investment income	—		—	(0.67)		(0.02)	(0.03)	(0.10)
From net realized gain	(1.89)		(1.08)	(5.44)		(3.42)	(4.05)	(2.22)

Total distributions	(1.89)		(1.08)	(6.11)		(3.44)	(4.08)	(2.32)

Net asset value, end of period	$53.65		$54.70	$48.22		$50.61	$48.38	$41.92

Total Return(c)
Based on net asset value	1.59	%(d)	16.20%	7.70%		11.94%	27.37%	33.73%

Ratios to Average Net Assets
Total expenses	1.15	%(e)	1.17%	1.18	%(f)	1.16%	1.19%	1.22%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.15	%(e)	1.17%	1.18	%(f)	1.15%	1.19%	1.21%

Net investment income (loss)	0.11	%(e)	(0.02)%	(0.03	)%(f)	(0.19)%	(0.07)%	0.26%

Supplemental Data
Net assets, end of period (000)	$2,458,966		$2,597,901	$2,701,948		$2,827,428	$2,051,816	$1,641,026

Portfolio turnover rate	22%		39%	50%		50%	57%	94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$48.54		$43.22	$46.05		$44.36	$38.77	$31.34

Net investment loss(a)	(0.15)		(0.33)	(0.32)		(0.45)	(0.32)	(0.16)
Net realized and unrealized gain	0.72		6.73	3.37		5.31	9.74	9.74

Net increase from investment operations	0.57		6.40	3.05		4.86	9.42	9.58

Distributions(b)
From net investment income	—		—	(0.44)		—	—	(0.00	)(c)
From net realized gain	(1.89)		(1.08)	(5.44)		(3.17)	(3.83)	(2.15)

Total distributions	(1.89)		(1.08)	(5.88)		(3.17)	(3.83)	(2.15)

Net asset value, end of period	$47.22		$48.54	$43.22		$46.05	$44.36	$38.77

Total Return(d)
Based on net asset value	1.22	%(e)	15.37%	6.92%		11.14%	26.46%	32.71%

Ratios to Average Net Assets
Total expenses	1.88	%(f)	1.90%	1.90	%(g)	1.88%	1.91%	1.95%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.88	%(f)	1.90%	1.90	%(g)	1.87%	1.91%	1.95%

Net investment loss	(0.60	)%(f)	(0.75)%	(0.75	)%(g)	(0.90)%	(0.80)%	(0.48)%

Supplemental Data
Net assets, end of period (000)	$899,032		$954,780	$1,130,051		$1,167,437	$822,928	$596,123

Portfolio turnover rate	22%		39%	50%		50%	57%	94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

54	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Class K
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30, 2017	Period from June 8, 2016(a) to September 30, 2016
Net asset value, beginning of period	$57.37		$50.32	$49.82

Net investment income(b)	0.06		0.26	0.09
Net realized and unrealized gain	0.93		7.87	0.41

Net increase from investment operations	0.99		8.13	0.50

Distributions(c)
From net investment income	(0.10)		—	—
From net realized gain	(2.01)		(1.08)	—

Total distributions	(2.11)		(1.08)	—

Net asset value, end of period	$56.25		$57.37	$50.32

Total Return(d)
Based on net asset value	1.77	%(e)	16.67%	1.00	%(e)

Ratios to Average Net Assets
Total expenses	0.77	%(f)	0.78%	0.82	%(f),(g)

Total expenses after fees waived and/or reimbursed	0.77	%(f)	0.78%	0.82	%(f),(g)

Net investment income	1.59	%(f)	0.47%	0.54	%(f),(g)

Supplemental Data
Net assets, end of period (000)	$84,121		$48,253	$2,495

Portfolio turnover rate	22%		39%	50	%(h)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Health Sciences Opportunities Portfolio (continued)
	Class R
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$53.71		$47.51	$50.04		$47.94	$41.62	$33.46

Net investment loss(a)	(0.05)		(0.16)	(0.17)		(0.26)	(0.17)	(0.03)
Net realized and unrealized gain	0.80		7.44	3.68		5.72	10.52	10.43

Net increase from investment operations	0.75		7.28	3.51		5.46	10.35	10.40

Distributions(b)
From net investment income	—		—	(0.60)		—	—	(0.02)
From net realized gain	(1.89)		(1.08)	(5.44)		(3.36)	(4.03)	(2.22)

Total distributions	(1.89)		(1.08)	(6.04)		(3.36)	(4.03)	(2.24)

Net asset value, end of period	$52.57		$53.71	$47.51		$50.04	$47.94	$41.62

Total Return(c)
Based on net asset value	1.44	%(d)	15.85%	7.33%		11.59%	27.05%	33.21%

Ratios to Average Net Assets
Total expenses	1.46	%(e)	1.49%	1.51	%(f)	1.46%	1.49%	1.55	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.46	%(e)	1.49%	1.51	%(f)	1.45%	1.49%	1.55%

Net investment loss	(0.19	)%(e)	(0.33)%	(0.35	)%(f)	(0.48)%	(0.38)%	(0.09)%

Supplemental Data
Net assets, end of period (000)	$198,484		$198,426	$172,640		$146,562	$74,611	$31,319

Portfolio turnover rate	22%		39%	50%		50%	57%	94%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.54%.

See notes to financial statements.

56	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014		2013
Net asset value, beginning of period	$27.33		$37.84	$37.71		$42.91	$45.82		$36.42

Net investment income (loss)(a)	0.66		0.19	0.24		0.09	(0.07)		0.11
Net realized and unrealized gain	(0.58)		5.06	2.81		0.89	6.49		10.41

Net increase from investment operations	0.08		5.25	3.05		0.98	6.42		10.52

Distributions(b)
From net investment income	—		(0.23)	—		—	—		(0.33)
From net realized gains	(0.42)		(15.53)	(2.92)		(6.18)	(9.33)		(0.79)

Total distributions	(0.42)		(15.76)	(2.92)		(6.18)	(9.33)		(1.12)

Net asset value, end of period	$26.99		$27.33	$37.84		$37.71	$42.91		$45.82

Total Return(c)
Based on net asset value	0.95	%(d)	15.40%	8.64%		2.21%	16.28%		29.79%

Ratios to Average Net Assets
Total expenses	1.08	%(e)	1.19%	1.19	%(f)	1.33%	1.34	%(g)	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.85	%(e)	0.97%	0.91	%(f)	0.91%	0.94%		1.01%

Net investment income (loss)	4.77	%(e)	0.46%	0.67	%(f)	0.22%	(0.17)%		0.28%

Supplemental Data
Net assets, end of period (000)	$314,938		$462,487	$686,845		$768,068	$732,297		$676,540

Portfolio turnover rate	105%		154%	72%		64%	66%		82%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Service
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$24.87		$35.61	$35.80		$40.51		$43.72		$34.71

Net investment income (loss)(a)	0.57		0.12	0.09		(0.11)		(0.23)		(0.09)
Net realized and unrealized gain	(0.54)		4.71	2.64		0.89		6.16		9.98

Net increase from investment operations	0.03		4.83	2.73		0.78		5.93		9.89

Distributions(b)
From net investment income	—		(0.04)	—		—		—		(0.09)
From net realized gains	(0.34)		(15.53)	(2.92)		(5.49)		(9.14)		(0.79)

Total distributions	(0.34)		(15.57)	(2.92)		(5.49)		(9.14)		(0.88)

Net asset value, end of period	$24.56		$24.87	$35.61		$35.80		$40.51		$43.72

Total Return(c)
Based on net asset value	0.86	%(d)	15.09%	8.18%		1.80%		15.82%		29.26%

Ratios to Average Net Assets
Total expenses	1.30	%(e)	1.37%	1.43	%(f)(g)	1.68	%(f)	1.59	%(h)	1.61%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10	%(e)	1.25%	1.31	%(g)	1.31%		1.34%		1.45%

Net investment income (loss)	4.59	%(e)	0.29%	0.27	%(g)	(0.28)%		(0.57)%		(0.22)%

Supplemental Data
Net assets, end of period (000)	$15,373		$18,087	$24,305		$27,489		$140,498		$155,414

Portfolio turnover rate	105%		154%	72%		64%		66%		82%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the ratio would have been 1.30% and 1.67%, respectively.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

58	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$23.53		$34.47	$34.74		$39.96		$43.23		$34.30

Net investment income (loss)(a)	0.54		0.14	0.09		(0.07)		(0.23)		(0.09)
Net realized and unrealized gain	(0.51)		4.51	2.56		0.85		6.09		9.86

Net increase from investment operations	0.03		4.65	2.65		0.78		5.86		9.77

Distributions(b)
From net investment income	—		(0.06)	—		—		—		(0.05)
From net realized gains	(0.35)		(15.53)	(2.92)		(6.00)		(9.13)		(0.79)

Total distributions	(0.35)		(15.59)	(2.92)		(6.00)		(9.13)		(0.84)

Net asset value, end of period	$23.21		$23.53	$34.47		$34.74		$39.96		$43.23

Total Return(c)
Based on net asset value	0.88	%(d)	15.06%	8.20%		1.82%		15.83%		29.19%

Ratios to Average Net Assets
Total expenses	1.36	%(e)	1.45%	1.47	%(f)	1.60	%(g)	1.61	%(g)	1.63	%(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.10	%(e)	1.25%	1.31	%(f)	1.31%		1.34%		1.47%

Net investment income (loss)	4.58	%(e)	0.36%	0.27	%(f)	(0.18)%		(0.58)%		(0.23)%

Supplemental Data
Net assets, end of period (000)	$228,009		$278,649	$377,271		$404,123		$423,779		$512,224

Portfolio turnover rate	105%		154%	72%		64%		66%		82%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2014, the ratio would have been 1.59% and 1.60%, respectively.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Equity Income Fund (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$16.13		$28.15	$29.10		$34.43		$38.44		$30.75

Net investment loss(a)	0.31		(0.10)	(0.13)		(0.30)		(0.46)		(0.33)
Net realized and unrealized gain	(0.41)		3.61	2.10		0.74		5.32		8.79

Net increase from investment operations	(0.10)		3.51	1.97		0.44		4.86		8.46

Distributions(b)
From net realized gain	(0.25)		(15.53)	(2.92)		(5.77)		(8.87)		(0.77)

Net asset value, end of period	$15.78		$16.13	$28.15		$29.10		$34.43		$38.44

Total Return(c)
Based on net asset value	0.50	%(d)	14.23%	7.38%		1.03%		14.97%		28.22%

Ratios to Average Net Assets
Total expenses	2.06	%(e)	2.18%	2.20	%(f),(g)	2.32	%(f)	2.33	%(h)	2.38%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.85	%(e)	2.00%	2.05	%(g)	2.06%		2.09%		2.22%

Net investment loss	3.84	%(e)	(0.48)%	(0.47	)%(g)	(0.93)%		(1.32)%		(0.98)%

Supplemental Data
Net assets, end of period (000)	$103,373		$123,321	$173,249		$198,760		$211,493		$212,162

Portfolio turnover rate	105%		154%	72%		64%		66%		82%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(h)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 2.32%.

See notes to financial statements.

60	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$31.36		$33.58	$31.10		$38.51	$38.58	$32.82

Net investment income(a)	0.36		0.49	0.36		0.27	0.48	0.48
Net realized and unrealized gain (loss)	(1.17)		2.85	2.18		(3.05)	(0.38)	5.84

Net increase (decrease) from investment operations	(0.81)		3.34	2.54		(2.78)	0.10	6.32

Distributions(b)
From net investment income	(0.43)		(1.47)	(0.06)		(0.92)	(0.07)	(0.56)
From net realized gain	(0.41)		(4.09)	—		(3.71)	(0.10)	—

Total distributions	(0.84)		(5.56)	(0.06)		(4.63)	(0.17)	(0.56)

Net asset value, end of period	$29.71		$31.36	$33.58		$31.10	$38.51	$38.58

Total Return(c)
Based on net asset value	(2.68	)%(d)	10.61%	8.20%		(7.60)%	0.25%	19.50%

Ratios to Average Net Assets
Total expenses	1.12	%(e)	1.23%	1.26	%(f),(g)	1.27%	1.22%	1.23%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.84	%(e)	1.01%	1.06	%(g)	1.14%	1.19%	1.23%

Net investment income	2.31	%(e)	1.51%	1.15	%(g)	0.77%	1.19%	1.34%

Supplemental Data
Net assets, end of period (000)	$130,730		$198,206	$353,512		$424,099	$730,062	$775,659

Portfolio turnover rate	10%		130%	47%		66%	138%	157%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Service
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$29.76		$32.05	$29.72		$37.01		$37.16		$31.62

Net investment income(a)	0.31		0.35	0.23		0.17		0.34		0.26
Net realized and unrealized gain (loss)	(1.12)		2.75	2.10		(2.93)		(0.34)		5.67

Net increase (decrease) from investment operations	(0.81)		3.10	2.33		(2.76)		0.00		5.93

Distributions(b)
From net investment income	(0.31)		(1.30)	—		(0.82)		(0.05)		(0.39)
From net realized gain	(0.41)		(4.09)	—		(3.71)		(0.10)		—

Total distributions	(0.72)		(5.39)	—		(4.53)		(0.15)		(0.39)

Net asset value, end of period	$28.23		$29.76	$32.05		$29.72		$37.01		$37.16

Total Return(c)
Based on net asset value	(2.78	)%(d)	10.29%	7.84%		(7.86)%		(0.03)%		18.93%

Ratios to Average Net Assets
Total expenses	1.35	%(e)	1.48%	1.54	%(f)(g)	1.53	%(h)	1.51	%(h)	1.71	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(e)	1.32%	1.38	%(f)	1.42%		1.48%		1.71%

Net investment income	2.09	%(e)	1.13%	0.76	%(f)	0.51%		0.87%		0.76%

Supplemental Data
Net assets, end of period (000)	$5,298		$7,142	$12,706		$19,269		$30,049		$40,885

Portfolio turnover rate	10%		130%	47%		66%		138%		157%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2013, the ratio would have been 1.53% and 1.60%, respectively.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

62	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014	2013
Net asset value, beginning of period	$29.30		$31.68	$29.38		$36.64		$36.80	$31.33

Net investment income(a)	0.27		0.37	0.24		0.15		0.33	0.35
Net realized and unrealized gain (loss)	(1.06)		2.69	2.06		(2.88)		(0.34)	5.59

Net increase (decrease) from investment operations	(0.79)		3.06	2.30		(2.73)		(0.01)	5.94

Distributions(b)
From net investment income	(0.29)		(1.35)	—		(0.82)		(0.05)	(0.47)
From net realized gain	(0.41)		(4.09)	—		(3.71)		(0.10)	—

Total distributions	(0.70)		(5.44)	—		(4.53)		(0.15)	(0.47)

Net asset value, end of period	$27.81		$29.30	$31.68		$29.38		$36.64	$36.80

Total Return(c)
Based on net asset value	(2.77	)%(d)	10.27%	7.83%		(7.87)%		(0.06)%	19.16%

Ratios to Average Net Assets
Total expenses	1.42	%(e)	1.54%	1.57	%(f),(g)	1.58	%(g)	1.53%	1.52%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.09	%(e)	1.30%	1.39	%(f)	1.46%		1.50%	1.52%

Net investment income	1.88	%(e)	1.20%	0.81	%(f)	0.44%		0.86%	1.02%

Supplemental Data
Net assets, end of period (000)	$175,530		$325,103	$350,855		$415,805		$662,683	$753,074

Portfolio turnover rate	10%		130%	47%		66%		138%	157%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios for the years ended September 30, 2015 and September 30, 2016.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	63

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015	2014	2013
Net asset value, beginning of period	$25.81		$28.39	$26.52		$33.56	$33.93	$28.91

Net investment income (loss)(a)	0.18		0.12	0.02		(0.07)	0.04	0.07
Net realized and unrealized gain (loss)	(0.98)		2.42	1.85		(2.63)	(0.31)	5.17

Net increase (decrease) from investment operations	(0.80)		2.54	1.87		(2.70)	(0.27)	5.24

Distributions(b)
From net investment income	(0.12)		(1.03)	—		(0.63)	—	(0.22)
From net realized gain	(0.41)		(4.09)	—		(3.71)	(0.10)	—

Total distributions	(0.53)		(5.12)	—		(4.34)	(0.10)	(0.22)

Net asset value, end of period	$24.48		$25.81	$28.39		$26.52	$33.56	$33.93

Total Return(c)
Based on net asset value	(3.16	)%(d)	9.46%	7.05%		(8.56)%	(0.82)%	18.25%

Ratios to Average Net Assets
Total expenses	2.17	%(e)	2.30%	2.35	%(f)(g)	2.32%	2.27%	2.30%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.84	%(e)	2.05%	2.13	%(g)	2.20%	2.23%	2.30%

Net investment income (loss)	1.42	%(e)	0.44%	0.07	%(g)	(0.24)%	0.11%	0.24%

Supplemental Data
Net assets, end of period (000)	$44,166		$53,884	$76,630		$96,334	$134,821	$148,136

Portfolio turnover rate	10%		130%	47%		66%	138%	157%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

64	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock International Dividend Fund (continued)
	Class K
	Period from 01/25/2018(a) to 03/31/2018
Net asset value, beginning of period	$32.08

Net investment income(b)	(0.19)
Net realized and unrealized gain	(2.55)

Net increase from investment operations	(2.36)

Net asset value, end of period	$29.72

Total Return(c)
Based on net asset value	(7.36	)%(d)

Ratios to Average Net Assets
Total expenses	0.99	%(e)(f)

Total expenses after fees waived and/or reimbursed	0.79	%(f)

Net investment income	4.22	%(f)

Supplemental Data
Net assets, end of period (000)	$3,473

Portfolio turnover rate(g)	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expense ratio would have been 0.97%.
(f)	Annualized.
(g)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	65

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund
	Institutional
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015	2014		2013
Net asset value, beginning of period	$25.64		$19.18	$15.61	$14.37	$12.27		$10.01

Net investment loss(a)	(0.06)		(0.12)	(0.08)	(0.09)	(0.10)		(0.03)
Net realized and unrealized gain	4.02		6.78	3.65	1.33	2.20		2.29

Net increase from investment operations	3.96		6.66	3.57	1.24	2.10		2.26

Distributions
From net realized gain	(1.97)		(0.20)	—	—	—		—

Net asset value, end of period	$27.63		$25.64	$19.18	$15.61	$14.37		$12.27

Total Return(b)
Based on net asset value	16.34	%(c)	35.13%	22.87%	8.63%	17.11%		22.58%

Ratios to Average Net Assets
Total expenses	1.16	%(d),(e),(f)	1.22%	1.27%	1.31%	1.36	%(d)	1.50	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.14	%(e),(f)	1.21%	1.23%	1.27%	1.29%		1.36%

Net investment loss	(0.44	)%(e),(f)	(0.54)%	(0.49)%	(0.58)%	(0.74)%		(0.34)%

Supplemental Data
Net assets, end of period (000)	$278,839		$147,796	$78,179	$57,306	$53,922		$36,218

Portfolio turnover rate	29%		51%	84%	78%	99%		86%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.49%.

See notes to financial statements.

66	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Service
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016	2015		2014	2013
Net asset value, beginning of period	$24.44		$18.34	$14.96	$13.80		$11.81	$9.66

Net investment loss(a)	(0.08)		(0.16)	(0.12)	(0.12)		(0.13)	(0.05)
Net realized and unrealized gain	3.83		6.46	3.50	1.28		2.12	2.20

Net increase from investment operations	3.75		6.30	3.38	1.16		1.99	2.15

Distributions
From net realized gain	(1.92)		(0.20)	—	—		—	—

Net asset value, end of period	$26.27		$24.44	$18.34	$14.96		$13.80	$11.81

Total Return(b)
Based on net asset value	16.26	%(c)	34.77%	22.59%	8.41%		16.85%	22.26%

Ratios to Average Net Assets
Total expenses	1.33	%(d),(e),(f)	1.48%	1.49%	1.48	%(g)	1.50%	1.56	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.31	%(e),(f)	1.47%	1.49%	1.48%		1.46%	1.56%

Net investment loss	(0.62	)%(e),(f)	(0.77)%	(0.74)%	(0.77)%		(0.93)%	(0.54)%

Supplemental Data
Net assets, end of period (000)	$7,393		$6,312	$2,583	$1,527		$1,297	$869

Portfolio turnover rate	29%		51%	84%	78%		99%	86%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.45%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	67

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Investor A
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$23.95		$17.98	$14.68		$13.55		$11.61		$9.51

Net investment loss(a)	(0.09)		(0.17)	(0.13)		(0.13)		(0.14)		(0.06)
Net realized and unrealized gain	3.75		6.34	3.43		1.26		2.08		2.16

Net increase from investment operations	3.66		6.17	3.30		1.13		1.94		2.10

Distributions
From net realized gain	(1.90)		(0.20)	—		—		—		—

Net asset value, end of period	$25.71		$23.95	$17.98		$14.68		$13.55		$11.61

Total Return(b)
Based on net asset value	16.20	%(c)	34.74%	22.48%		8.34%		16.71%		22.08%

Ratios to Average Net Assets
Total expenses	1.42	%(d),(e),(f)	1.50%	1.56	%(e)	1.60	%(e)	1.64	%(e)	1.72	%(g)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.40	%(d),(f)	1.49%	1.55%		1.59%		1.61%		1.70%

Net investment loss	(0.71	)%(d),(f)	(0.83)%	(0.81)%		(0.90)%		(1.07)%		(0.67)%

Supplemental Data
Net assets, end of period (000)	$396,403		$271,307	$180,658		$140,951		$118,814		$97,437

Portfolio turnover rate	29%		51%	84%		78%		99%		86%

(a)	Based on average shares outstanding.
(b)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(e)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Six Months Ended 03/31/2018 (Unaudited)	Year Ended September 30,
		2016	2015	2014
Expense ratios	1.40%	1.55%	1.57%	1.63%

(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

See notes to financial statements.

68	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Investor C
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$20.72		$15.70	$12.92		$12.03		$10.39		$8.58

Net investment loss(a)	(0.16)		(0.28)	(0.22)		(0.23)		(0.22)		(0.14)
Net realized and unrealized gain	3.22		5.50	3.00		1.12		1.86		1.95

Net increase from investment operations	3.06		5.22	2.78		0.89		1.64		1.81

Distributions
From net realized gain	(1.85)		(0.20)	—		—		—		—

Net asset value, end of period	$21.93		$20.72	$15.70		$12.92		$12.03		$10.39

Total Return(b)
Based on net asset value	15.79	%(c)	33.73%	21.52%		7.40%		15.78%		21.10%

Ratios to Average Net Assets
Total expenses	2.15	%(d),(e),(f)	2.27%	2.35	%(d)	2.40	%(g)	2.46	%(g)	2.58	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.14	%(e),(f)	2.25%	2.35%		2.40%		2.44%		2.57%

Net investment loss	(1.44	)%(e),(f)	(1.59)%	(1.61)%		(1.71)%		(1.90)%		(1.56)%

Supplemental Data
Net assets, end of period (000)	$102,874		$76,957	$56,707		$41,989		$32,194		$28,234

Portfolio turnover rate	29%		51%	84%		78%		99%		86%

(a)	Based on average shares outstanding.
(b)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2015	2014
Expense ratios	2.39%	2.45%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	69

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Technology Opportunities Fund (continued)
	Class R
	Six Months Ended 03/31/2018 (Unaudited)		Year Ended September 30,
			2017	2016		2015		2014		2013
Net asset value, beginning of period	$24.20		$18.21	$14.92		$13.81		$11.86		$9.74

Net investment loss(a)	(0.13)		(0.23)	(0.17)		(0.18)		(0.18)		(0.09)
Net realized and unrealized gain	3.80		6.42	3.46		1.29		2.13		2.21

Net increase from investment operations	3.67		6.19	3.29		1.11		1.95		2.12

Distributions
From net realized gain	(1.85)		(0.20)	—		—		—		—

Net asset value, end of period	$26.02		$24.20	$18.21		$14.92		$13.81		$11.86

Total Return(b)
Based on net asset value	16.05	%(c)	34.41%	22.05%		8.04%		16.44%		21.77%

Ratios to Average Net Assets
Total expenses	1.70	%(d),(e),(f)	1.81%	1.85	%(g)	1.86	%(g)	1.91	%(g)	1.97	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	1.66	%(e),(f)	1.77%	1.83%		1.85%		1.89%		1.93%

Net investment loss	(0.99	)%(e),(f)	(1.11)%	(1.09)%		(1.16)%		(1.35)%		(0.92)%

Supplemental Data
Net assets, end of period (000)	$9,455		$9,700	$6,054		$5,060		$4,195		$4,555

Portfolio turnover rate	29%		51%	84%		78%		99%		86%

(a)	Based on average shares outstanding.
(b)	Where applicable, assumes the reinvestment of distributions.
(c)	Aggregate total return.
(d)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(e)	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(f)	Annualized.
(g)	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014
Expense ratios	1.84%	1.83%	1.89%

See notes to financial statements.

70	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage International Fund	Advantage International	Diversified
BlackRock Health Sciences Opportunities Portfolio(a)	Health Sciences Opportunities	Diversified
BlackRock High Equity Income Fund	High Equity Income	Diversified
BlackRock International Dividend Fund	International Dividend	Diversified
BlackRock Technology Opportunities Fund	Technology Opportunities	Diversified

(a)	The Fund’s classification changed from non-diversified to diversified during the reporting period.

Effective December 30, 2017, BlackRock Science & Technology Opportunities Portfolio changed its name to BlackRock Technology Opportunities Fund. In addition, the Fund changed its investment strategies.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	There is no CDSC on Investor C Shares after one year.

On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate NAV as the original shares held immediately prior to the conversion.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued NAV each business day.

•	The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•	Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•	Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange- traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•	Equity-Linked Notes are valued utilizing quotes received daily by the Funds’ pricing service or through brokers. The Funds’ pricing service utilizes models that incorporate a number of market data factors, such as historical and forecasted discrete dividend information and historical values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

72	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)    recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)    future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)    audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of March 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value was available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Equity-Linked Notes: Equity-linked notes seek to generate income and provide exposure to the performance of an underlying security, group of securities or exchange-traded funds (the “underlying reference instrument”). In an equity-linked note, a fund purchases a note from a bank or broker-dealer and in return, the issuer provides for

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

interest payments during the term of the note. At maturity or when the security is sold, a fund will either settle by taking physical delivery of the underlying reference instrument or by receipt of a cash settlement amount equal to the value of the note at termination or maturity. The use of equity-linked notes involves the risk that the value of the note changes unfavorably due to movements in the value of the underlying reference instrument. Equity-linked notes are considered general unsecured contractual obligations of the bank or broker-dealer. A fund must rely on the creditworthiness of the issuer for its investment returns.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage International
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$2,911,672	$(2,911,672)	—
Credit Suisse Securities (USA) LLC	123,074	(123,074)	—
Morgan Stanley & Co LLC	76,587	(76,587)	—

	$3,111,333	$(3,111,333)	—

Health Sciences Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$12,761,712	$(12,761,712)	$—
Credit Suisse Securities (USA) LLC	7,559,805	(7,559,805)	—
Deutsche Bank Securities, Inc.	16,639,304	(16,639,304)	—
JP Morgan Securities LLC	73,184,608	(73,184,608)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,459,814	(1,459,814)	—
Morgan Stanley & Co LLC	973,209	(973,209)	—
Morgan Stanley	22,943,141	(22,943,141)	—
State Street Bank & Trust Company	6,770,203	(6,770,203)	—
UBS Securities LLC	161,652	(160,351)	1,301

	$142,453,448	$(142,452,147)	$1,301

74	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

High Equity Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Morgan Stanley	$235,385	$(235,385)	—

	$235,385	$(235,385)	—

Technology Opportunities
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Barclays Capital, Inc.	$1,229,670	$(1,229,670)	—
Citigroup Global Markets, Inc.	9,773,225	(9,773,225)	—
Credit Suisse Securities (USA) LLC	1,244,000	(1,244,000)	—
Goldman Sachs & Co.	2,275,803	(2,275,803)	—
JP Morgan Securities LLC	4,700,157	(4,700,157)	—
Morgan Stanley	233,411	(233,411)	—
Morgan Stanley & Co. LLC	15,343,514	(15,343,514)	—
State Street Bank and Trust Co.	6,805,082	(6,805,082)	—
UBS Securities LLC	3,621,706	(3,621,706)	—

	$45,226,568	$(45,226,568)	—

(a)	Cash collateral with a value of $3,556,876, $143,224,010, $241,631 and $45,807,647 has been received in connection with securities lending agreements for Advantage International, Health Sciences Opportunities, High Equity Income and Technology Opportunities, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.
(b)	The market value of the loaned securities is determined as of March 31, 2018. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as equity risk or foreign currency exchange rate risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

NOTES TO FINANCIAL STATEMENTS	75

Notes to Financial Statements  (unaudited) (continued)

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Advantage International	High Equity Income	International Dividend	Technology Opportunities
First $1 Billion	0.590%	0.810%	0.790%	0.820%
$1 Billion — $3 Billion	0.550	0.760	0.740	0.770
$3 Billion — $5 Billion	0.530	0.730	0.710	0.740
$5 Billion — $10 Billion	0.510	0.700	0.690	0.710
Greater than $10 Billion	0.500	0.680	0.670	0.700

Investment Advisory Fees
Average Daily Net Assets	Health Sciences Opportunities
First $1 Billion	0.750%
$1 Billion — $2 Billion	0.700
$2 Billion — $3 Billion	0.675
Greater than $3 Billion	0.650

Prior to March 15, 2018, Technology Opportunities paid the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Technology Opportunities
First $1 Billion	0.900%
$1 Billion — $2 Billion	0.850
$2 Billion — $3 Billion	0.800
Greater than $3 Billion	0.750

With respect to International Dividend, the Manager entered into a separate sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

76	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.75	0.75	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage International	$—	$352,922	$—	$124,610	$20,186	$497,718
Health Sciences Opportunities	41,045	3,181,826	1,133	4,657,333	499,080	8,380,417
High Equity Income	21,267	314,749	377	584,061	—	920,454
International Dividend	7,745	263,997	33	245,149	—	516,924
Technology Opportunities	9,661	417,158	—	444,997	24,569	896,385

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended March 31, 2018, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage International	$28,942	$—	$28,234	$—	$2,492	$20	$807	$60,495
Health Sciences Opportunities	225,376	3,284	254,545	23	93,147	6,721	19,963	603,059
High Equity Income	37,636	1,701	25,180	8	11,681	—	—	76,206
International Dividend	16,289	620	21,120	1	4,902	19	—	42,951
Technology Opportunities	21,282	773	33,372	—	8,900	—	983	65,310

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2018, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
Advantage International	$42,014	$—	$—	$42,014
Health Sciences Opportunities	556	403	1,429	2,388
High Equity Income	528	—	389	917
International Dividend	920	—	788	1,708
Technology Opportunities	935	—	809	1,744

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the six months ended March 31, 2018, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage International	$1,267	$—	$2,872	$—	$624	$—	$42	$4,805
Health Sciences Opportunities	8,057	179	45,700	382	13,467	27	848	$68,660
High Equity Income	—	—	10,630	81	2,770	—	—	$13,481
International Dividend	829	—	6,847	50	1,279	—	—	$9,005
Technology Opportunities	3,360	26	6,973	—	2,610	—	59	$13,028

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (unaudited) (continued)

For the six months ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage International	$157,969	$—	$165,376	$—	$17,721	$—	$7,877	$348,943
Health Sciences Opportunities	1,194,933	24,036	1,723,727	1,872	515,753	404	196,236	3,656,961
High Equity Income	268,959	9,326	218,052	498	69,941	—	—	566,776
International Dividend	126,637	4,034	217,443	333	48,316	—	—	396,763
Technology Opportunities	120,269	2,320	238,172	—	51,000	—	9,238	420,999

Other Fees: For the six months ended March 31, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Advantage International	$5,580
Health Sciences Opportunities	83,660
High Equity Income	6,001
International Dividend	2,676
Technology Opportunities	59,098

For the six months ended March 31, 2018, affiliates received CDSCs as follows:

	Investor A	Investor C
Advantage International	$(71)	$736
Health Sciences Opportunities	6,002	33,906
High Equity Income	5,789	1,967
International Dividend	1,197	571
Technology Opportunities	2,733	10,465

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the six months ended March 31, 2018, the amounts waived were as follows:

Advantage International	$5,858
Health Sciences Opportunities	54,849
High Equity Income	4,979
International Dividend	907
Technology Opportunities	12,056

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through, January 31, 2019 with the exception of Technology Opportunities, which is through January 31, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended March 31, 2018, the Funds did not have contractual waivers.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”).The expense limitations as a percentage of average daily net assets are as follows:

	Advantage International		Health Sciences Opportunities	High Equity Income		International Dividend		Technology Opportunities
Institutional	0.64%		N/A	0.85%		0.84%		0.92%
Service	0.89	(a)	N/A	1.10		1.09		1.17
Investor A	0.89		N/A	1.10		1.09		1.17
Investor B(b)	N/A		N/A	1.85	(a)	1.84		N/A
Investor C	1.64		N/A	1.85		1.84	(a)	1.93
Class K(c)	0.59		N/A	0.80		0.79		N/A
Class R	1.14		N/A	1.35	(a)	1.34	(a)	1.42

(a)	There were no shares outstanding as of March 31, 2018.
(b)	On December 27, 2017, all issued and outstanding Investor B Shares were converted into Investor A Shares.
(c)	Effective January 25, 2018, implemented contractual cap upon launch through January 31, 2019.

78	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Prior to March 15, 2018, the expense limitations as a percentage of average daily net assets were as follows:

Technology Opportunities
Institutional	1.20%
Service	1.45
Investor A	1.45
Investor B	N/A
Investor C	2.20
Class K	N/A
Class R	1.70

The Manager has agreed not to reduce or discontinue these contractual expense limitations through January 31, 2019, with the exception of Technology Opportunities, which is through January 31, 2020, unless approved by the Board, including a majority of the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. For the six months ended March 31, 2018, the amounts included in fees waived by the Manager in the Statements of Operations were as follows:

Advantage International	$248,668
High Equity Income	259,732
International Dividend	264,565
Technology Opportunities	1,277

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended March 31, 2018, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class K	Class R	Total
Advantage International	$28,942	$—	$28,234	$—	$2,492	$20	$807	$60,495
High Equity Income	37,254	1,696	25,180	8	11,681	—	—	75,819
International Dividend	16,289	620	21,119	1	4,903	19	—	42,951
Technology Opportunities	2,310	105	3,604	—	943	—	610	7,572

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Advantage International	$121,206	$—	$137,185	$—	$15,367	$7,084	$280,842
High Equity Income	255,544	8,790	209,781	497	67,348	—	541,960
International Dividend	110,578	3,439	197,686	332	43,832	—	355,867
Technology Opportunities	11,005	687	20,713	—	4,132	986	37,523

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of:

(a) The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b) The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended March 31, 2018, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Technology Opportunities	$38,502	$364	$35,577	$—	$10,784	$21	$85,248

On March 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2018	2019	2020
Advantage International
Fund Level	$38,936	$242,156	$248,668
Institutional	50,471	91,894	150,148
Investor A	233,499	224,939	165,419
Investor C	76,844	43,706	17,859
R Shares	7,900	9,589	7,891
Shares K	—	—	20

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (unaudited) (continued)

	Expiring September 30,
	2018	2019	2020
High Equity Income
Fund Level	$1,534,805	$536,052	$259,732
Institutional	1,181,302	1,070,924	292,798
Service	—	13,771	10,486
Investor A	150,273	491,028	234,961
Investor C	58,264	193,604	79,029
International Dividend
Fund Level	$867,279	$232,233	$264,565
Institutional	358,708	329,374	126,867
Service	8,126	5,572	4,059
Investor A	287,722	434,347	218,805
Investor C	103,731	85,344	48,735
Class K	—	—	19
Technology Opportunities
Fund Level	$—	$1,076	$1,277
Institutional	—	—	13,315
Service	—	—	792
Investor A	—	—	24,317
Investor C	—	—	5,075
Class R	647	2,357	1,596

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Health Sciences Opportunities and High Equity Income retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Pursuant to a securities lending agreement, Advantage International, International Dividend and Technology Opportunities retain 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Health Sciences Opportunities and High Equity Income retain 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Advantage International, International Dividend and Technology Opportunities retain 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended March 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Advantage International	$4,992
Health Sciences Opportunities	16,877
High Equity Income	168
Technology Opportunities	163,905

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, Advantage International may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by Advantage International’s investment policies and restrictions. Advantage International is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended March 31, 2018, Advantage International did not participate in the Interfund Lending Program.

80	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Trustees and Officers: Certain trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officers in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended March 31, 2018, the purchase and sale transactions and any net realized gain (loss) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
International Dividend	$1,122,006	$5,359,258	$1,549,403

7.	PURCHASES AND SALES

For the six months ended March 31, 2018, purchases and sales of investments, excluding short-term securities and equity linked notes, were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Purchases	$687,193,685	$1,299,943,801	$193,091,508	$44,394,725	$361,259,202
Sales	$291,820,392	$1,532,688,914	$451,801,115	$247,547,715	$184,720,727

For the six months ended March 31, 2018, purchases and sales related to equity-linked notes for High Equity Income Fund were $625,974,922 and $550,219,489, respectively.

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of September 30, 2017, the Advantage International Fund had a capital loss carryforward of $9,761,988, all of which is due to expire September 30, 2018.

As of March 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage International	Health Sciences Opportunities	High Equity Income	International Dividend	Technology Opportunities
Tax cost	$717,834,153	$4,407,830,022	$674,890,218	$352,483,785	$596,724,750

Gross unrealized appreciation	$53,877,070	$1,803,459,639	$41,153,062	$39,647,134	$258,492,985
Gross unrealized depreciation	(33,611,447)	(102,552,816)	(28,490,321)	(37,233,367)	(7,854,070)

Net unrealized appreciation	$20,265,623	$1,700,906,823	$12,662,741	$2,413,767	$250,638,915

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (unaudited) (continued)

instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: International Dividend invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of International Dividend’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

International Dividend invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments.

As of period end, Health Sciences Opportunities invested a significant portion of its assets in securities in the health care sector, High Equity Income invested a significant portion of its assets in securities in the financial sector and Technology Opportunities invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

82	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of period end, the Fund listed below had the following industry classifications:

Industry	International Dividend
Pharmaceuticals	20%
Tobacco	16
Air Freight & Logistics	6
Beverages	6
Wireless Telecommunication Services	6
Diversified Telecommunication Services	5
Personal Products	5
Other(a)	36

(a)	All other industries held were each less than 5% of long-term investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 03/31/18		Year Ended 09/30/17
Advantage International	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,734,720	$319,628,787	4,258,964	$67,007,620
Shares issued in reinvestment of distributions	58,116	984,479	60,007	859,836
Shares redeemed	(2,778,078)	(48,058,740)	(986,484)	(15,118,387)

Net increase	16,014,758	$272,554,526	3,332,487	$52,749,069

Investor A
Shares sold	10,312,900	$174,780,522	1,946,320	$30,363,298
Shares issued in reinvestment of distributions	94,736	1,589,682	151,798	2,157,115
Shares redeemed	(2,741,280)	(46,917,976)	(2,590,002)	(39,149,701)

Net increase (decrease)	7,666,356	$129,452,228	(491,884)	$(6,629,288)

Investor C
Shares sold	162,453	$2,704,423	79,306	$1,138,537
Shares issued in reinvestment of distributions	—	—	25,759	354,184
Shares redeemed	(176,043)	(2,900,388)	(1,687,083)	(25,154,388)

Net decrease	(13,590)	$(195,965)	(1,582,018)	$(23,661,667)

	Period 01/25/18(a) to 03/31/18
	Shares	Amount
Class K
Shares sold	231,814	$3,959,094
Shares redeemed	(1,586)	(26,702)

Net increase	230,228	$3,932,392

	Six Months Ended 03/31/18
	Shares	Amount
Class R
Shares sold	111,227	$1,910,338	78,099	$1,165,587
Shares issued in reinvestment of distributions	756	12,673	7,540	106,995
Shares redeemed	(78,368)	(1,340,941)	(212,769)	(3,196,953)

Net increase (decrease)	33,615	$582,070	(127,130)	$(1,924,371)

Total Net Increase	23,931,367	$406,325,251	1,131,455	$20,533,743

(a)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
Health Sciences Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,516,794	$316,737,701	17,513,444	$903,762,127
Shares issued in reinvestment of distributions	1,337,951	74,323,151	684,493	31,752,432
Shares redeemed	(4,642,625)	(267,188,456)	(10,671,062)	(538,320,333)

Net increase	2,212,120	$123,872,396	7,526,875	$397,194,226

Service
Shares sold	78,645	$4,328,676	192,450	$9,559,608
Shares issued in reinvestment of distributions	20,096	1,070,319	15,907	708,985
Shares redeemed	(98,185)	(5,416,422)	(262,645)	(12,768,947)

Net increase (decrease)	556	$(17,427)	(54,288)	$(2,500,354)

Investor A
Shares issued from conversion	7,968	$429,819	—	$—
Shares sold and automatic conversion of shares	3,622,227	199,476,446	11,660,317	576,097,657
Shares issued in reinvestment of distributions	1,623,710	86,170,352	1,278,067	56,742,656
Shares redeemed	(6,914,997)	(379,303,742)	(21,482,247)	(1,045,099,546)

Net decrease	(1,661,092)	$(93,227,125)	(8,543,863)	$(412,259,233)

Investor B
Shares sold	—	$—	2,159	$102,852
Shares issued in reinvestment of distributions	374	17,888	2,605	105,936
Shares converted	(8,854)	(429,820)	—	—
Shares redeemed and automatic conversion of shares	(982)	(47,498)	(118,981)	(5,283,332)

Net decrease	(9,462)	$(459,430)	(114,217)	$(5,074,544)

Investor C
Shares sold	913,255	$44,352,328	2,311,630	$101,104,590
Shares issued in reinvestment of distributions	761,167	35,630,819	654,655	25,940,541
Shares redeemed	(2,305,752)	(111,788,034)	(9,442,213)	(410,687,604)

Net decrease	(631,330)	$(31,804,887)	(6,475,928)	$(283,642,473)

Class K
Shares sold	752,431	$43,145,873	838,537	$47,304,868
Reinvestments	36,690	2,038,840	1,033	47,957
Shares redeemed	(134,739)	(7,784,804)	(48,046)	(2,527,754)

Net increase	654,382	$37,399,909	791,524	$44,825,071

Class R
Shares sold	393,826	$21,220,064	900,159	$43,429,045
Shares issued in reinvestment of distributions	133,790	6,962,457	88,594	3,875,250
Shares redeemed	(445,926)	(24,048,035)	(928,040)	(44,186,180)

Net increase	81,690	$4,134,486	60,713	$3,118,115

Total Net Increase	646,863	$39,897,922	(6,809,184)	$(258,339,192)

84	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
High Equity Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,100,686	$30,313,665	4,219,346	$152,946,713
Shares issued in reinvestment of distributions	265,268	7,291,582	7,692,973	216,122,958
Shares redeemed	(6,623,367)	(182,984,542)	(13,140,348)	(464,815,559)

Net decrease	(5,257,413)	$(145,379,295)	(1,228,029)	$(95,745,888)

Service
Shares sold	15,074	$378,717	57,520	$1,902,919
Shares issued in reinvestment of distributions	14,983	374,942	356,546	9,071,601
Shares redeemed	(131,365)	(3,303,824)	(369,291)	(11,115,843)

Net increase (decrease)	(101,308)	$(2,550,165)	44,775	$(141,323)

Investor A
Shares sold and automatic conversion of shares.	615,082	$14,614,786	1,701,449	$56,087,023
Shares issued in reinvestment of distributions	216,809	5,129,134	5,520,597	133,792,610
Shares redeemed	(2,847,636)	(67,598,484)	(6,326,858)	(198,599,074)

Net increase (decrease)	(2,015,745)	$(47,854,564)	895,188	$(8,719,441)

Investor B
Shares sold	15	$291	11	$296
Shares issued in reinvestment of distributions	228	3,671	19,866	401,498
Shares redeemed and automatic conversion of shares	(11,237)	(181,858)	(150,863)	(4,026,668)

Net decrease	(10,994)	$(177,896)	(130,986)	$(3,624,874)

Investor C
Shares sold	767,599	$12,508,177	299,521	$7,795,482
Shares issued in reinvestment of distributions	179,145	2,887,823	4,427,783	74,682,484
Shares redeemed	(2,040,405)	(33,073,907)	(3,236,131)	(76,217,641)

Net increase (decrease)	(1,093,661)	$(17,677,907)	1,491,173	$6,260,325

Total Net Increase (Decrease)	(8,479,121)	$(213,639,827)	1,072,121	$(101,971,201)

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
International Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	680,876	$21,176,263	2,196,691	$70,902,321
Shares issued in reinvestment of distributions	134,614	4,119,196	1,124,638	35,134,385
Shares redeemed	(2,736,688)	(84,646,447)	(7,527,998)	(243,715,267)

Net decrease	(1,921,198)	$(59,350,988)	(4,206,669)	$(137,678,561)

Service
Shares sold	10,277	$302,388	32,091	$984,191
Shares issued in reinvestment of distributions	5,330	155,105	48,630	1,445,671
Shares redeemed	(67,906)	(1,992,644)	(237,210)	(7,328,800)

Net decrease	(52,299)	$(1,535,151)	(156,489)	$(4,898,938)

Investor A
Shares issued from conversion	477	$13,819	—	—
Shares sold and automatic conversion of shares	387,714	11,227,486	5,229,757	$157,835,386
Shares issued in reinvestment of distributions	159,981	4,583,470	1,373,970	40,282,990
Shares redeemed	(5,332,354)	(156,059,638)	(6,581,979)	(198,601,441)

Net increase (decrease)	(4,784,182)	$(140,234,863)	21,748	$(483,065)

Investor B
Shares issued in reinvestment of distributions	3	$86	317	$8,704
Shares converted	(513)	(13,819)	—	—
Shares redeemed and automatic conversion of shares	(4)	(114)	25,948	742,244

Net decrease	(514)	$(13,847)	(25,631)	$(733,540)

Investor C
Shares sold	52,474	$1,340,250	155,334	$4,180,834
Shares issued in reinvestment of distributions	40,854	1,033,208	354,048	9,184,837
Shares redeemed	(377,358)	(9,671,949)	(1,120,581)	(30,933,329)

Net decrease	(284,030)	$(7,298,491)	(611,199)	$(17,567,658)

	Period 01/25/18(a) to 03/31/18
	Shares	Amount
Class K
Shares sold	117,020	$3,424,213	—	—
Shares redeemed	(169)	(5,013)	—	—

Net increase	116,851	$3,419,200	—	—

Total Net Decrease	(6,925,372)	$(205,014,140)	(4,978,240)	$(161,361,762)

(a)	Commencement of operations.

86	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 03/31/18		Year Ended 09/30/17
Technology Opportunities	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,847,175	$159,599,813	3,224,417	$71,181,318
Shares issued in reinvestment of dividends	462,976	11,435,497	40,186	746,125
Shares redeemed	1,982,418	52,118,397	1,577,153	32,865,102

Net increase	4,327,733	$118,916,913	1,687,450	$39,062,341

Service
Shares sold	224,842	$5,825,206	226,210	$4,524,871
Shares issued in reinvestment of dividends	23,275	546,735	1,409	24,987
Shares redeemed	(224,957)	(5,901,187)	(110,189)	(2,187,353)

Net increase	23,160	$470,754	117,430	$2,362,505

Investor A
Shares sold	6,659,097	$168,951,326	4,527,558	$94,282,528
Shares issued in reinvestment of dividends	772,688	17,771,745	107,738	1,871,519
Shares redeemed	(3,341,479)	(83,827,221)	(3,356,697)	(66,577,711)

Net increase	4,090,306	$102,895,850	1,278,599	$29,576,336

Investor C
Shares sold	1,186,295	$25,764,980	1,559,135	$26,242,810
Shares issued in reinvestment of dividends	322,729	6,344,839	50,864	769,460
Shares redeemed	532,184	11,458,415	1,507,997	26,885,733

Net increase	976,840	$20,651,404	102,002	$126,537

Class R
Shares sold	72,735	$1,834,354	232,651	$4,669,542
Shares reinvestments	19,002	442,747	3,993	70,281
Shares redeemed	(129,209)	(3,305,385)	(168,199)	3,490,186

Net increase (decrease)	(37,472)	$(1,028,284)	68,445	$1,249,637

Total Net Increase	9,380,567	$241,906,637	3,253,926	$72,377,356

At March 31, 2018, 10,911 Class K Shares of the Advantage International and 6,234 Class K Shares of the International Dividend were owned by BlackRock HoldCo 2, Inc., an affiliate of each Fund.

12. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 19, 2018, the 364-day credit agreement to which the Portfolio, on behalf of the Funds, and the Participating Funds are party was amended to (i) increase the aggregate commitment amount to $2.25 billion, (ii) increase the aggregate amount (excluding commitments designated for a certain individual fund) the Participating Funds can borrow to $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement, (iii) decrease the fee on used commitment amounts to 0.10% and (iv) extend the termination date to April 2019. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds.

NOTES TO FINANCIAL STATEMENTS	87

Trustee and Officer Information

Rodney D. Johnson, Chair of the Board(a) and Trustee

Mark Stalnecker, Chair Elect of the Board(a) and Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Trustee

Robert C. Robb, Jr., Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Frederick W. Winter, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

(a)	Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Trustee of the Corporation.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Corporation.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, United Kingdom

EH3 8BL

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	BlackRock International Dividend Fund

88	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

ADDITIONAL INFORMATION	89

Additional Information  (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

90	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviations

CHF	Swiss Franc
EUR	Euro
GBP	British Pound
USD	US Dollar

GLOSSARY OF TERMS USED IN THIS REPORT	91

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Eq-Opps-3/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

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(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: June 1, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: June 1, 2018

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